FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Annual Report
March 31, 1997

CONTENTS

MESSAGE FROM THE CHAIRMAN                                  1

SPECIAL FEATURE:                                           2
Q & A WITH THE MUNICIPAL
BOND DEPARTMENT

THE CALIFORNIA  ECONOMY --                                 4
A YEAR IN REVIEW

MANAGER'S DISCUSSION                                       5

GLOSSARY OF TERMS                                         13

MUNICIPAL BOND RATINGS                                    14

STATEMENT OF INVESTMENTS                                  16

FINANCIAL STATEMENTS                                      53

NOTES TO FINANCIAL                                        56
STATEMENTS

REPORT OF                                                 60
INDEPENDENT AUDITORS


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


Charles B. Johnson

Chairman



                                                                 May 14 , 1997



Dear Shareholder,

It is a pleasure to bring you the Franklin California Tax-Free Income Fund annual report for the period ended March 31, 1997.

For most of the year under review, interest rates fluctuated as investors reacted to various U.S. economic reports. The 30-year Treasury bond, for example, yielded 6.67% at the beginning of the fiscal period on April 1, 1996, and 7.10% at the close. Interest rates ended the period higher due to continued, above-trend U.S. economic strength. In fact, the Federal Reserve Board moved to pre-empt potentially higher inflation by raising the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% to 5.50% in March.

So far, this rate increase has caused some volatility in the U.S. stock and bond markets. Many analysts anticipate additional rate hikes, which could result in more market volatility. However, any slowdown in economic activity may reduce the risk of higher inflation. Fixed-income securities, which include tax-free bonds, may respond well in this type of environment.

During this period, bond calls dominated the municipal market. Bonds issued in the higher interest rate environment of the late 1980s continued to be called or refunded, which returned large amounts of cash to individual and institutional investors -- including the Franklin California Tax-Free Income Fund. Reinvesting these proceeds in similar, high-quality or insured issues generally resulted in receiving the lower yields of the current investment environment. Our investment strategy has not changed, however, and we still manage our portfolios to generate maximum, tax-free income.

Looking forward, we expect the 1997 supply of California municipal securities should be around the $18.2 billion of 1996. We also anticipate the trend of heavy bond calls will persist. These bond calls should continue to provide cash for reinvestment into municipal securities and, therefore, should help sustain strong demand and favorable performance.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. If you have any questions concerning the Franklin California Tax-Free Income Fund, we welcome the opportunity to answer them. A more detailed report on your fund can be found in the following pages.



Sincerely,



Charles B. Johnson

Chairman



   Celebrating 50 Years

   This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


Special Feature: Q&A with the
Municipal Bond Department

Tom Kenny, director of Franklin's Municipal Bond Department, and portfolio managers Don Duerson, Sheila Amoroso and Bernie Schroer discuss some issues facing the municipal bond market.


1997 marks the start of a second presidential term for Bill Clinton. Do you think his re-election was good news for the markets?

Tom Kenny: Market participants do not like uncertainty, so they appear comfortable with the re-election of a Democratic president and a Republican Congress. Alan Greenspan's reappointment as Federal Reserve Board Chairman was also positive for the markets.


Why is that?


Tom: His monetary policy is designed to encourage low inflation with moderate growth, which he has been able to accomplish.

Sheila Amoroso: We expect at least the first two quarters of 1997 to be similar to 1996 with regard to growth and inflation, though it is difficult to predict.


Alan Greenspan maintained a relatively neutral stance on monetary policy throughout most of 1996. Do you see this carrying over into 1997?

Bernie Schroer: Possibly. As you know, we do not try to predict where rates will be in the future. But, I think Greenspan will continue to look for signs of above-trend growth, and will probably focus on wages and commodity prices. At this point, wage inflation is moderate and companies do not feel they can raise prices.

Don Duerson: The "threat" of higher rates seems to be sufficient to control market expectations. Also, the recent strength of the dollar should have a moderating effect on the economy by slowing export growth while keeping import price inflation under control.


Floods in the U.S.: What impact do you see this having on state finances, bond issuance, and bond ratings?

Sheila: Historically, very few bond issues are affected negatively by natural disasters. At worst, some types of issues may be called and paid off from insurance proceeds. Bond ratings are generally long term in nature and are usually not affected by such short-term events. Most of the repair costs are covered by insurance com- panies, the Federal Emergency Management Agency, and state disaster relief funds.


(PICTURE OMITTED)
Portfolio managers Don Duerson (left) and Sheila Amoroso (right) discuss aspects of a new bond issue with Tom Kenny, director of Franklin's Municipal Bond Department.


Bernie: Generally, these disasters create an increase in construction activity, however, which can contribute to increased economic growth in those affected areas.


What kinds of bonds are you purchasing for your funds?

Don: We try to choose bonds whose coupons provide higher income with lower volatility than, for example, deep discount bonds with lower coupons. We feel that the best relative value in the market today is in the insured sector. The narrow quality spreads in the market are due to the low interest-rate environment and the increase in volume of insured issues in the market.

Close to 50% of new issues came to market insured, taking more spread out of the market.


What do you mean by "narrow spread?"


Bernie: In a declining or low interest-rate environment, investors tend to "reach for yield," trying to obtain the same yield level they had in an earlier, higher interest-rate environment. To accomplish this, investors have to buy lesser-quality bonds, which are usually higher yielding. Because interest rates have been relatively low for most of the 1990s, investor demand has increased for higher-yielding, lower-quality securities, which drives the prices of these securities higher. This results in lower relative yield differentials between lower-quality issues and AAA-rated insured bonds. When this happens, it makes more sense for us to buy insured bonds.


Do you plan on changing your investment strategy in 1997?

Tom: Franklin employs a long-term "buy and hold" strategy, and our major objective for the tax-free funds is to pay out high tax-free income. Our portfolio managers don't speculate on the market by trying to predict future interest rates. We use a consistent and disciplined long-term relative value strategy toward meeting our objectives, and we plan on maintaining this approach.

Thanks for sharing your thoughts.



The California Economy -
A Year in Review

For the first time since the late 1980s, California's economic growth outpaced the nation's in 1996, led by the export, tourism, computer services and entertainment industries.+ The state also added many jobs in dynamic new industries, such as multimedia, bio-technology and Internet/Intranet services. Although state employment rose to pre-recession levels, wages climbed only slightly above the national average, due in part to the decline in high-paying aerospace employment.

Furthermore, despite strong job growth, the state's unemployment level (7.0% as of February 1997) remained above the national average of 5.7%.* On the plus side, California's employment base remained quite diverse, as February 1997 figures showed manufacturing represented 14.4% of state employment, trade 23.1%, services 30.9% and government 16.5%.*

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

At the close of the state's 1995-96 fiscal year on June 30, 1996, California had experienced its second year of operating surpluses and broad economic improvement, following four years of operating deficits. Based in part on California's improving economic position, Standard & Poor's(R) Corporation (a national rating agency) raised its rating of the state's general obligation debt, from A to A+, in July 1996. Since then, California's economy has experienced further growth, and Standard & Poor's may grant another rating upgrade soon. (See page 14 for more information on bond ratings.)

In November, California voters passed Proposition 218 -- significant legislation requiring voter approval of all new taxes and fee increases. Although the potential effects are still unclear, it has caused some issuers to postpone the sale of new bonds until they study the legislation further. With fewer issues coming to market, it should help the value of the bonds in your fund.

Overall, California's economy has undergone fundamental changes and appears to be poised for continued growth. The chart to the left shows the year-over-year percent change in California's non-farm employment during the period 1990-97, illustrating the recession years of 1991-1993 and the recovery that began in 1994. We expect California's economy should continue to expand throughout 1997, which gives us a positive outlook for the state and its municipal debt in the coming fiscal year.



+  Source: Standard & Poor's Creditweek Municipal, September 9, 1996.
* Source: Bureau of Labor Statistics.


Manager's  Discussion


  Your Fund's Objective:
  The Franklin California Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes through a portfolio consisting primarily of California municipal bonds.*

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.




Portfolio Notes

During the fiscal year, municipal bonds issued during times of higher interest rates continued to be pre-refunded. A pre-refunded bond will be paid off at its first call date with the proceeds of a second bond carrying a lower interest rate. Pre-refunding allows bond issuers to reduce their borrowing costs by paying off higher-rate bonds. Because pre-refunded bonds have guaranteed, early, refund dates, they typically sell at premiums over their par values.

Consequently, a major investment theme for us during the reporting period was to seek opportune times for selling the fund's pre-refunded bonds at a profit, with most bonds having four to six years remaining until refunding. Because refunding volume was so high, these bonds increased from 12.1% of the fund's long-term investments on March 31, 1996, to 13.8% on March 31, 1997. We intend to sell pre-refunded bonds, when appropriate, until this sector is approximately 10% of long-term investments.




Franklin California
Tax-Free Income Fund
Portfolio Breakdown on March 31, 1997
Based on Total Long-Term Investments



                              % of Total
                               Lont-Term
Sector                        Investments

Utilities                          17.8%
Certificates of Participation      14.7%
Pre-Refunded                       13.8%
Tax-Allocation Bonds                8.8%
Transportation                      8.6%
Marks-Roos Bonds                    8.0%
Hospitals                           7.1%
Housing                             5.4%
General Obligation                  4.1%
Mello-Roos Bonds                    3.9%
Other Revenue                       2.0%
Health Care                         1.7%
Sales Tax Revenue                   1.4%
Special Assessment Bonds            1.3%
Education                           1.0%
Industrial                          0.4%

For a complete list of portfolio holdings, please see page 16 of this report.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


We used the proceeds from these sales to invest mostly in full-coupon insured bonds in the 25- to 30-year maturity range. We found the best value in insured issues as the yield spread between AAA-rated insured issues and lower-rated issues narrowed. This allowed us to invest in issues with very-reduced credit risk, without sacrificing much yield. Depending on the call protection, investing in bonds with longer maturities should help protect the fund's income-earning potential.

Additionally, we purchased investment-grade essential service bonds in the 20- to 30-year range, which tend to have relatively stable income streams generated from hospitals, utilities and transportation projects. As you can see from the table on page 5, the fund was well-diversified across a broad range of sectors on March 31, 1997. Overall, the fund's credit quality remained high, with AAA-rated investments increasing from 39.5% of long-term investments on March 31, 1996, to 44.7% on March 31, 1997.

Going forward, we anticipate continued economic growth in California, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned to perform well during the next year.




PERFORMANCE SUMMARY
CLASS I


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The Franklin California Tax-Free Income Fund's Class I share price, as measured by net asset value, decreased 9.0 cents, from $7.18 on March 31, 1996, to $7.09 on March 31, 1997.

In addition to distributing 43.5 cents ($0.435) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 4.8 cents ($0.048) per share in June 1996. Distributions will vary depending on income earned by the fund and any profits realized from sales of securities in the fund's portfolio. Past distributions are not predictive of future trends.

At the end of this reporting period, your fund's distribution rate was 5.84%, based on an annualization of March's monthly dividend of 3.6 cents ($0.036) per share and the maximum offering price of $7.40 on March 31, 1997. This double-tax-free rate is generally higher than the after-tax return on a comparable taxable investment of similar quality. For example, if you are in the maximum combined federal and California state personal income tax bracket of 45.2%, you would have to earn 10.66% from a taxable investment to match your fund's double-tax-free distribution rate.


  Franklin California Tax-Free
  Income Fund
  Class I

  Dividend Distributions (4/1/96 - 3/31/97)

                          Dividend
  Month                   per Share

  April                  3.70 cents

  May                    3.70 cents

  June                   3.70 cents

  July                   3.60 cents

  August                 3.60 cents

  September              3.60 cents

  October                3.60 cents

  November               3.60 cents

  December               3.60 cents

  January                3.60 cents

  February               3.60 cents

  March                  3.60 cents

  Total                 43.50 cents



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin California Tax-Free Income Fund - Class I
Periods ended March 31, 1997


The fund posted a cumulative total return of +5.67% for the 12-month period ended March 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. Past performance is not predictive of future results.

As illustrated by the chart to the left, your fund's performance over the last 10 years has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a pri-mary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers

Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares and pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.


                                                                         Since
                                                                     Inception
                           1-Year           5-Year       10-Year      (2/1/77)
Cumulative Total Return1    5.67%           38.53%        94.06%       227.02%
Average Annual Total Return2 1.16%           5.82%         6.40%         5.83%
Distribution Rate3                        5.84%
Equivalent Taxable Distribution Rate4    10.66%
30-Day Standardized Yield5                5.01%
Equivalent Taxable Yield4                 9.14%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current, 3.6 cent per share monthly dividend and the maximum offering price of $7.40 on March 31, 1997.
4. Equivalent taxable distribution rate and yield assume the 1997 maximum combined federal and California state personal income tax bracket of 45.2%, based on the 39.6% federal income tax rate.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Franklin California Tax-Free Income Fund's Class I shares paid per share distributions derived from long-term capital gains of 4.8 cents ($0.048) in June 1996. The fund hereby designates such distributions as capital gains dividends per Section 852(b)(3) of the Internal Revenue Code.


PERFORMANCE SUMMARY
CLASS II


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The Franklin California Tax-Free Income Fund's Class II share price, as measured by net asset value, decreased 9.0 cents, from $7.18 on March 31, 1996, to $7.09 on March 31, 1997.

In addition to distributing 39.37 cents ($0.3937) per share in dividend income during the reporting period, the fund also paid out a long-term capital gain of 4.8 cents ($0.048) per share in June 1996. Distributions will vary depending on income earned by the fund and any profits realized from sales of securities in the fund's portfolio. Past distributions are not predictive of future trends.

At the end of this reporting period, your fund's distribution rate was 5.48%, based on an annualization of March's monthly dividend of 3.27 cents ($0.0327) per share and the offering price of $7.16 on March 31, 1997. This double-tax-free rate is generally higher than the after-tax return on a comparable taxable investment of similar quality. For example, if you are in the maximum combined federal and California state personal income tax bracket of 45.2%, you would have to earn 10.00% from a taxable investment to match your fund's double-tax-free distribution rate.

  Franklin California Tax-Free
  Income Fund
  Class II

  Dividend Distributions (4/1/96 - 3/31/97)

                         Dividend
  Month                  per Share

  April                  3.33 cents

  May                    3.33 cents

  June                   3.33 cents

  July                   3.25 cents

  August                 3.25 cents

  September              3.25 cents

  October                3.28 cents

  November               3.28 cents

  December               3.28 cents

  January                3.26 cents

  February               3.26 cents

  March                  3.27 cents

  Total                 39.37 cents


Franklin California Tax-Free Income Fund - Class II
Periods ended March 31, 1997


GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The fund posted a cumulative total return of +5.06% for the 12-month period ended March 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. Past performance is not predictive of future results.

As illustrated by the chart to the left, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares and pay for upcoming investments. The fund's performance figures also include sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.



                                                Since
                                             Inception
                           1-Year             (5/1/95)


Cumulative Total Return1    5.06%               12.07%
Average Annual Total Return2 3.07%               5.58%
Distribution Rate3                     5.48%
Equivalent Taxable Distribution Rate4 10.00%
30-Day Standardized Yield5             4.61%
Equivalent Taxable Yield4              8.41%





1. Cumulative total returns measure the change in value of an investment over the specified periods and do not include sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.
3. Distribution rate is based on an annualization of the current, 3.27 cent per share monthly dividend and the offering price of $7.16 on March 31, 1997.
4. Equivalent taxable distribution rate and yield assume the 1997 maximum combined federal and California state personal income tax bracket of 45.2%, based on the 39.6% federal income tax rate.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Franklin California Tax-Free Income Fund's Class II shares paid per share distributions derived from long-term capital gains of 4.8 cents ($0.048) in June 1996. The fund hereby designates such distributions as capital gains dividends per Section 852 (b)(3) of the Internal Revenue Code.

GLOSSARY OF INVESTMENT TERMS

Call Protection: the length of time during which a bond cannot be redeemed by its issuer.

Coupon: the interest rate on a bond that the issuer promises to pay to the holder until the bond matures.

Full-Coupon Bond: a bond with a coupon rate that is at or near current market interest rates.

High-Grade Bond/High-Quality Bond: a bond rated AAA or AA by Standard & Poor's(R) or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

Investment-Grade Bond: a bond with a rating of AAA to BBB-, usually within the top-four rating categories assigned to bonds.

Premium: amount by which a bond sells above its face (par) value. For instance, a bond with a face value of $1,000 would sell for a $100 premium when it cost $1,100.

Pre-Refunded Bond: a bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. When a bond is pre-refunded its premium rises, and then falls to par value as the refunding date approaches.

Par Value: the face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

Yield Spread: the difference in yield between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.



MUNICIPAL BOND RATINGS

Moody's

Aaa - Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements may change, such changes are unlikely to impair the fundamentally strong position of such issues.

Aa - High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A - Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Contain speculative elements. Often the protection of interest and principal payments may be very mod-erate and, thereby, not well-safeguarded during both good and bad times into the future. Uncertainty of position characterizes bonds in this class.

B - Generally lack characteristics of more desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Standard and Poor's Corporation (S&P(R))

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA - Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only to a small degree.

A - Generally regarded as upper medium-grade obligations. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB - Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.















STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin California Tax-Free Income Fund, Inc., March 31, 1997



    FACE                                                                                                      VALUE
   AMOUNT                                                                                                    (NOTE1)
               Long Term Investments98.8%
               Bonds94.4%

               ABAG Finance Authority of Nonprofit Corporations, COP,
$ 3,955,000     6.75%, 08/01/20 ......................................................................     $ 4,097,261
  4,245,000     6.125%, 03/01/21 .....................................................................       4,246,358
  5,570,000     Butte Valley-Tulelake Rural Health, 6.65%, 10/01/22 ..................................       5,655,110
  1,250,000     Insured, Miramonte Mental Health Services, 6.60%, 07/01/22 ...........................       1,295,613
  2,000,000     Insured, Rehabilitation Mental Health Services, Inc. Project, 6.50%, 06/01/12 ........       2,066,700
  2,370,000     Insured, Rehabilitation Mental Health Services, Inc. Project, 6.55%, 06/01/22 ........       2,448,897
  2,325,000     Peninsula Family YMCA, Series A, 6.80%, 10/01/11 .....................................       2,371,291
  2,800,000     United Way of Santa Clara County Project, 7.20%, 07/01/11 ............................       3,026,576
  4,500,000    ABAG Finance Corp., COP, ABAG XXV, 6.80%, 08/01/12 ....................................       4,595,895
               ABAG Revenue Tax Allocation, California RDA, FSA Insured,
  6,000,000     Pool A, 6.00%, 12/15/24...............................................................       5,992,500
  6,320,000       cPool A-4, 5.875%, 12/15/25.........................................................       6,211,802
               Adelanto Improvement Agency, Tax Allocation, Pre-Refunded,
 12,710,000     Adelanto Improvement Project, Series 1990, 8.00%, 08/01/20 ...........................      14,067,555
  1,870,000     Adelanto Improvement Project, Series 1991, 8.25%, 08/01/20 ...........................       2,147,602
  7,755,000     Refunding, Series 1985, 8.125%, 06/01/15 .............................................       8,542,753
 16,295,000    Agua Mansa Industrial Growth Association, Special Tax, CFD No. 89-1, 8.25%, 09/01/17 ..      16,755,171
               Alameda 1915 Act, Improvement Board,
 24,755,000     Harbor Bay Park, AD No. 92-1, 7.50%, 09/02/12 ........................................      25,556,072
    170,000     Marina Village AD No. 84-3, Series 1986-1, 8.00%, 09/02/98 ...........................         173,813
    180,000     Marina Village AD No. 84-3, Series 1986-1, 8.00%, 09/02/99 ...........................         186,291
    195,000     Marina Village AD No. 84-3, Series 1986-1, 8.10%, 09/02/00 ...........................         201,909
    215,000     Marina Village AD No. 84-3, Series 1986-1, 8.10%, 09/02/01 ...........................         222,527
    230,000     Marina Village AD No. 84-3, Series 1986-1, 8.125%, 09/02/02 ..........................         237,979
    250,000     Marina Village AD No. 84-3, Series 1986-1, 8.20%, 09/02/03 ...........................         258,643
    270,000     Marina Village AD No. 84-3, Series 1986-1, 8.20%, 09/02/04 ...........................         279,223
    290,000     Marina Village AD No. 84-3, Series 1986-1, 8.20%, 09/02/05 ...........................         299,785
    315,000     Marina Village AD No. 84-3, Series 1986-1, 8.20%, 09/02/06 ...........................         325,496
 23,675,000    Alameda-Contra Costa Transit District, Refunding, COP, 7.60%, 08/01/18 ................      24,796,011
  3,720,000    Alameda COP, MBIA Insured, 5.75%, 12/01/21.............................................       3,624,061
               Alameda County COP, Capital Projects,
  6,400,000     6.00%, 06/01/22 ......................................................................       6,317,568
  4,250,000     Series 1992, 6.25%, 06/01/06 .........................................................       4,433,600
 10,500,000     Series 1992, 6.75%, 06/01/16 .........................................................      10,951,815
  2,560,000    Alhambra RDA, Refunding, Tax Allocation, Industrial Redevelopment Project, 6.375%, 05/01/23   2,513,562
  5,455,000    Anaheim COP, California Lutheran Homes, Pre-Refunded, 8.20%, 01/01/18 .................       5,697,802
               Anaheim Public Financing Authority Revenue,
 25,940,000     Electric Utilities, San Juan 4, Second Series, FGIC Insured, 5.75%, 10/01/22 .........      25,098,247
 51,675,000     Lease, Public Improvements Project, Senior Series A, FSA Insured 5.00%, 03/01/37 .....      44,563,487
  5,215,000     Local Agency, CFD, Series A, MBIA Insured, 5.75%, 09/01/14 ...........................       5,158,157
               Antelope Valley Insured Hospital District, COP, Series 1989,
  5,515,000     7.30%, 01/01/06 ......................................................................       5,682,656
 21,600,000     7.35%, 01/01/20 ......................................................................      22,254,696
               Antioch 1915 Act,
  1,230,000     AD No. 26, Hillcrest, Series 1987, 8.00%, 09/02/04 ...................................       1,272,115
  1,485,000     AD No. 26, Hillcrest, Series 1987, 8.10%, 09/02/05 ...................................       1,535,817
  1,530,000     AD No. 26, Hillcrest, Series 1987, 8.10%, 09/02/06 ...................................       1,582,035
    355,000     AD No. 26, Hillcrest, Series 1987, 8.10%, 09/02/07 ...................................         366,999
    885,000     AD No. 27, Lone Tree, Series 1988, 8.20%, 09/02/09 ...................................         915,081
    885,000     AD No. 27, Lone Tree, Series 1988, 8.25%, 09/02/10 ...................................         915,258
    885,000     AD No. 27, Lone Tree, Series 1988, 8.25%, 09/02/11 ...................................         915,258
    885,000     AD No. 27, Lone Tree, Series 1988, 8.25%, 09/02/12 ...................................         915,258
    880,000     AD No. 27, Lone Tree, Series 1988, 8.25%, 09/02/13 ...................................         910,087
  4,895,000    Antioch Development Agency, Refunding, Tax Allocation,
                Project 1, FGIC Insured, 6.40%, 09/01/17..............................................       5,114,492
  3,500,000    Apple Valley Insured Health Facilities Revenue, COP, 7.30%, 06/01/20 ..................       3,721,270
               Arcadia Hospital Revenue, Methodist Hospital of Southern California,
  2,295,000     6.50%, 11/15/12 ......................................................................       2,337,480
  3,750,000     6.625%, 11/15/22 .....................................................................       3,824,738
  9,000,000     Pre-Refunded, 7.875%, 08/01/10 .......................................................       9,297,090
               Arcata CDA, Tax Allocation, Community Development Project, Pre-Refunded,
$ 1,250,000     7.90%, 11/01/12 ......................................................................     $ 1,345,638
  1,555,000     7.90%, 11/01/13 ......................................................................       1,642,733
 10,225,000    Azusa Public Financing Authority Revenue, Local Agency,
                Series A, Pre-Refunded, 7.75%, 08/01/20 ..............................................      11,406,703
  5,200,000    Azusa Public Financing Authority Revenue, Refunding,
                Water Systems Acquisition Project, Series A, FGIC Insured,
                5.50%, 07/01/20.......................................................................       4,969,796
  5,750,000    Bakersfield COP, Waste Water Treatment Plant No. 3
                Project, Pre-Refunded, 8.00%, 01/01/10 ...............................................       5,975,343
               Bakersfield Hospital Revenue, Bakersfield Memorial Hospital, Series A,
  2,205,000     6.375%, 01/01/12 .....................................................................       2,228,153
  2,750,000     6.50%, 01/01/22 ......................................................................       2,782,505
 11,070,000    Bakersfield Public Financing Authority Revenue, Series A, 6.10%, 09/15/10..............      11,234,279
               Baldwin Park Public Financing Authority Revenue, Tax Allocation,
  2,000,000     Refunding, Series A, 7.10%, 09/01/24 .................................................       2,110,680
 12,630,000     Series A, 7.75%, 08/01/19 ............................................................      13,089,732
  5,795,000     Series B, 7.75%, 08/01/21 ............................................................       6,005,938
  1,455,000    Bell COP, Series 1990, Pre-Refunded, 8.75%, 11/01/20 ..................................       1,583,855
               Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A,
  1,235,000     6.70%, 08/01/14 ......................................................................       1,292,341
  2,080,000     6.25%, 08/01/17 ......................................................................       2,094,872
  2,310,000     6.80%, 08/01/23 ......................................................................       2,421,781
  3,500,000    Berkeley COP, AMBAC Insured, 7.50%, 06/01/19 ..........................................       3,669,365
               Berkeley Hospital Revenue, Alta Bates Hospital, Pre-Refunded,
  6,825,000     Series 1985-B, 7.65%, 12/01/15 .......................................................       7,477,197
  2,850,000     Series 1985-C, 7.60%, 12/01/15 .......................................................       3,166,293
  2,580,000    Beverly Hills COP, Refunding, Civic Center Improvement
                Project, Series 1989, 7.00%, 06/01/15.................................................       2,720,791
  2,315,000    Blythe MFHR, Series 1989, 8.125%, 05/01/20 ............................................       2,324,908
               Brea and Olinda USD, COP, Refunding, High School Refinancing Program,
 12,645,000     Series A, FSA Insured, 6.25%, 08/01/18 ...............................................      12,979,460
  9,120,000     Series B, 7.00%, 08/01/18 ............................................................       9,424,152
               Brea and Olinda USD, COP, Series 1989, Pre-Refunded,
  2,025,000     7.85%, 08/01/09 ......................................................................       2,215,330
 11,835,000     7.90%, 08/01/18 ......................................................................      12,960,272
               Brea Public Finance Authority Revenue, Tax Allocation,
                Redevelopment Project, Series A, MBIA Insured,
  1,720,000     7.00%, 08/01/15 ......................................................................       1,869,468
  4,395,000     6.75%, 08/01/22 ......................................................................       4,725,944
  6,315,000     7.00%, 08/01/23 ......................................................................       6,850,954
 11,070,000    Brea Public Financing Authority Water Revenue,
                Series B, FGIC Insured, 6.25%, 07/01/21 ..............................................      11,316,308
               Brea RDA, Refunding, Tax Allocation, Redevelopment Project, MBIA Insured,
 12,845,000     6.125%, 08/01/13 .....................................................................      13,244,608
 18,320,000     5.75%, 08/01/23.......................................................................      17,715,806
  2,000,000    Brentwood RDA, Tax Allocation, Brentwood Redevelopment
                Project, Series A, 7.70%, 11/01/08....................................................       2,117,620
  5,775,000    Brentwood 1915 Act, Infrastructure Financing,
                Reassessment, Series A, FSA Insured, 5.80%, 09/02/17..................................       5,673,014
  3,390,000    Brisbane COP, Civic Center Financing Project, Pre-Refunded, 8.25%, 04/01/18 ...........       3,593,231
  5,700,000    Brisbane Public Finance Authority Revenue, 8.00%, 09/02/15 ............................       5,789,091
  7,000,000    Buena Park CRDA, Refunding, Tax Allocation,
                Central Business District Project, Series A, 7.10%, 09/01/14 .........................       7,318,570
  1,600,000    Burbank Parking Authority, Special Tax, CFD No. 1, 8.375%, 10/01/06 ...................       1,670,160
               Burbank RDA, Refunding, Tax Allocation, Series A,
  6,500,000     6.00%, 12/01/23.......................................................................       6,380,660
  5,000,000     City Center Redevelopment Project, FSA Insured, 5.50%, 12/01/23.......................       4,732,500
  1,320,000    Butte Valley USD, COP, 7.75%, 03/01/15 ................................................       1,379,017
  5,455,000    Calexico COP, CRDA, Water and Waste Improvement Project, 7.80%, 11/01/13 ..............       5,608,286
  5,840,000    Calexico RDA, Tax Allocation, Refunding, Merged
                Central Business and Residential, FSA Insured, 5.80%, 08/01/24........................       5,760,634
               Calexico USD, COP, Financing Project, Series 1992, Pre-Refunded,
    745,000     7.25%, 09/01/08 ......................................................................         805,904
  3,185,000     7.375%, 09/01/17 .....................................................................       3,454,387
               California Counties Lease Financing Authority, COP, CSAC Financing Corp.,
  2,565,000     Amador County Project, ETM, 7.70%, 10/01/09 ..........................................       3,070,100
  4,585,000     Contra Costa County Project II, Pre-Refunded, 7.85%, 10/01/09 ........................       4,720,533
  4,165,000     Contra Costa County Project II, Pre-Refunded, 7.90%, 10/01/19 ........................       4,289,117
               California Counties Lease Financing Authority, COP, CSAC Financing Corp., (cont.)
$ 1,810,000     Glenn County Project, 8.125%, 10/01/08 ...............................................     $ 1,832,390
  1,295,000     Trinity County Project, 7.70%, 10/01/09 ..............................................       1,327,388
               California Educational Facilities Authority Revenue,
  1,300,000     Chapman College, 7.30%, 01/01/02 .....................................................       1,379,144
    385,000     Chapman College, Pre-Refunded, 7.30%, 01/01/02 .......................................         425,714
  3,000,000     Chapman College Project, Pre-Refunded, 7.50%, 01/01/18 ...............................       3,332,160
  1,100,000     Loyola Marymount University, Series B, 6.60%, 10/01/22 ...............................       1,162,436
 10,000,000     Refunding, Chapman University, Connie Lee Insured, 5.125%, 10/01/26...................       8,796,600
  3,460,000     Refunding, Los Angeles Chiropractic College, 7.125%, 11/01/07 ........................       3,556,188
  5,815,000     Refunding, Occidental College, MBIA Insured, 5.625%, 10/01/17.........................       5,626,245
 16,565,000     Refunding, Occidental College, MBIA Insured, 5.70%, 10/01/27..........................      15,985,225
 14,550,000     Refunding, Santa Clara University, MBIA Insured, 5.75%, 09/01/21......................      14,176,793
 26,815,000     Refunding, Santa Clara University, MBIA Insured, 5.75%, 09/01/26......................      25,892,296
  2,100,000     St. Mary's College of California Project, Pre-Refunded, 7.50%, 10/01/20 ..............       2,335,389
 17,480,000    California Health Facilities Authority Revenue, Pacific Presbyterian
                Medical Center, Series C, 7.60%, 06/01/15 ............................................      18,637,875
               California Health Facilities Financing Authority Revenue,
  7,300,000     Adventist Health System, Series A, 8.375%, 03/01/08 ..................................       7,522,869
  2,930,000     Adventist Health System, Series B, MBIA Insured, 6.25%, 03/01/21 .....................       2,994,987
    885,000     CHFCLP Insured, AIDS Hospice Foundation, Pre-Refunded, 7.15%, 01/01/15 ...............         958,570
  6,550,000     CHFCLP Insured, American Baptist Homes, Series A, 7.65%, 04/01/14 ....................       6,836,432
  3,650,000     CHFCLP Insured, Association for Retarded Citizens of San Diego, 7.00%, 05/01/21 ......       3,855,057
  3,560,000     CHFCLP Insured, California Autism Foundation, Inc., Series A, 6.25%, 11/01/20.........       3,546,721
  1,575,000     CHFCLP Insured, Cedarknoll Health Facilities, Series B, 7.50%, 08/01/20 ..............       1,690,243
  4,500,000     CHFCLP Insured, Clinicas Del Camino, Series A, 6.55%, 05/01/25 .......................       4,660,740
  2,700,000     CHFCLP Insured, Episcopal Homes Foundation Project, Series A, 7.75%, 07/01/06 ........       2,835,270
  9,860,000     CHFCLP Insured, Episcopal Homes Foundation Project, Series A, 7.80%, 07/01/15 ........      10,389,285
  3,425,000     CHFCLP Insured, Episcopal Homes Foundation Project, Series A, 7.70%, 07/01/18 ........       3,596,250
  7,750,000     CHFCLP Insured, Episcopal Homes Foundation Project, Series B, 7.80%, 07/01/06 ........       7,879,813
 18,900,000     CHFCLP Insured, Episcopal Homes Foundation Project, Series B, 7.85%, 07/01/15 ........      19,218,276
  4,240,000     CHFCLP Insured, Feedback Foundation, Inc., Series A, 6.50%, 12/01/22 .................       4,349,901
  4,000,000     CHFCLP Insured, Lodi Memorial Hospital Association, Series A, 7.70%, 09/01/10 ........       4,354,760
  3,900,000     CHFCLP Insured, Marshall Hospital, Series A, 6.625%, 11/01/22 ........................       4,041,609
  2,000,000     CHFCLP Insured, On Lok Senior Health Services, Series A, 6.40%, 12/01/12 .............       2,058,240
  7,525,000     CHFCLP Insured, On Lok Senior Health Services, Series A, 6.50%, 12/01/22 .............       7,743,300
  5,500,000     CHFCLP Insured, Small Facilities Loan, Health Facilities, Series A, 6.75%, 03/01/20 ..       5,708,120
  3,000,000     CHFCLP Insured, South Coast Medical Center, 7.25%, 07/01/15 ..........................       3,193,860
  2,595,000     CHFCLP Insured, St. Paul's Episcopal Home, 6.50%, 09/01/14 ...........................       2,677,677
 25,000,000     Children's Hospital of Los Angeles, Series A, Pre-Refunded, 7.125%, 06/01/21 .........      27,747,250
    730,000     Community Provider, Pooled Loan Program, Series A, 7.35%, 06/01/20 ...................         766,573
  2,520,000     County Program, Series B, 7.20%, 01/01/12 ............................................       2,579,371
  5,000,000     Kaiser Permanente, Series A, 7.00%, 10/01/18 .........................................       5,315,300
  8,870,000     Kaiser Permanente, Series A, 6.75%, 10/01/19 .........................................       9,345,876
 11,000,000     Kaiser Permanente, Series A, 6.50%, 12/01/20 .........................................      11,549,560
 11,880,000     Marin General Hospital, Series A, Pre-Refunded, 8.20%, 08/01/14 ......................      12,282,613
 11,500,000     Mills-Peninsula Health, Series B, Connie Lee Insured, 5.75%, 01/15/15.................      11,174,780
  3,500,000     Pomona Valley Community Hospital, Series A, 7.00%, 01/01/17 ..........................       3,544,695
 14,000,000     Pomona Valley Hospital Medical Center, 7.375%, 01/01/14 ..............................      14,970,060
  7,300,000     Refunding, Catholic Health Facilities, Series A, MBIA Insured, 6.00%, 07/01/17........       7,358,546
  1,000,000     Refunding, Catholic Health Facilities, Series A, MBIA Insured, 6.00%, 07/01/25........         999,880
  4,200,000     Refunding, Catholic Healthcare West, Series A, AMBAC Insured, 5.75%, 07/01/15.........       4,152,834
 13,920,000     Refunding, Hospital of the Good Samaritan, 6.90%, 09/01/07 ...........................      14,898,019
 71,050,000     Refunding, Hospital of the Good Samaritan, 7.00%, 09/01/21 ...........................      73,634,089
  1,750,000     Refunding, Insured, AIDS Health Care Foundation, Series C, 6.25%, 09/01/17 ...........       1,785,175
  5,000,000     Refunding, Insured, Small Facilities Loan, Health Facilities, Series B, 7.50%, 04/01/22      5,611,200
  5,665,000     Refunding, Mills-Peninsula Hospital, Series A, Connie Lee Insured, 5.75%, 01/15/15 ...       5,504,794
  8,250,000     Refunding, San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 08/01/20 ...       8,443,875
  7,000,000     Refunding, St. Francis Medical Center, Series H, AMBAC Insured, 6.35%, 10/01/23.......       7,327,460
  5,750,000     Refunding, Sutter/CHS Facility, Series A, MBIA Insured, 5.875%, 08/15/16..............       5,700,320
               California Health Facilities Financing Authority Revenue, (cont.)
$21,145,000     San Diego Hospital Association, Series A, 6.95%, 10/01/21 ............................    $ 22,370,141
 18,190,000     San Diego Hospital Association, Series B, Pre-Refunded, 8.25%, 08/01/18 ..............      18,812,462
  4,575,000     S.C. Presbyterian Health Facilities, Series A, 7.40%, 12/01/18 .......................       4,751,183
  9,725,000     Scripps Memorial Hospital, Series A, MBIA Insured, 6.375%, 10/01/22 ..................      10,120,808
  3,500,000     Sisters of Providence Project, Pre-Refunded, 8.375%, 10/01/07 ........................       3,645,845
  7,500,000     Sutter Health, Series A, 6.70%, 01/01/13 .............................................       7,661,175
  1,275,000     Unihealth America, Series A, AMBAC Insured, 7.625%, 10/01/15 .........................       1,348,198
  3,225,000     Walden House, State Guaranteed, 6.85%, 03/01/22 ......................................       3,374,285
               California HFA Revenue,
  5,945,000     Home Mortgage, Series 1986-B, 6.90%, 08/01/16 ........................................       6,012,357
    415,000     Home Mortgage, Series 1988-A, 8.125%, 08/01/19 .......................................         429,326
 12,720,000     Home Mortgage, Series 1988-B, 8.60%, 08/01/19 ........................................      13,203,869
  2,585,000     Home Mortgage, Series 1988-C, 8.30%, 08/01/19 ........................................       2,670,434
 17,740,000     Home Mortgage, Series 1988-E, 8.35%, 08/01/19 ........................................      18,282,312
  1,930,000     Home Mortgage, Series 1988-F, 7.875%, 08/01/19 .......................................       1,991,239
 10,855,000     Home Mortgage, Series 1988-G, 8.15%, 08/01/19 ........................................      11,167,733
  2,050,000     Home Mortgage, Series 1989-A, 7.75%, 08/01/17 ........................................       2,152,726
  5,915,000     Home Mortgage, Series 1989-B, 7.90%, 08/01/09 ........................................       6,143,142
 34,425,000     Home Mortgage, Series 1989-B, 8.00%, 08/01/29 ........................................      35,833,327
  5,200,000     Home Mortgage, Series 1989-D, 7.50%, 08/01/20 ........................................       5,406,804
 23,075,000     Home Mortgage, Series 1989-D, 7.50%, 08/01/29 ........................................      23,991,770
 13,430,000     Home Mortgage, Series 1989-E, 7.65%, 08/01/23 ........................................      13,976,467
  7,135,000     Home Mortgage, Series 1989-E, 7.65%, 08/01/29 ........................................       7,425,323
  6,735,000     Home Mortgage, Series 1989-G, 7.55%, 08/01/23 ........................................       7,011,809
 11,675,000     Home Mortgage, Series 1990-A, 7.70%, 08/01/30 ........................................      12,212,517
 53,080,000     Home Mortgage, Series 1990-C, 7.60%, 08/01/30 ........................................      56,044,518
  2,785,000     Home Mortgage, Series 1990-D, 7.75%, 08/01/10 ........................................       2,940,013
  2,165,000     Home Mortgage, Series 1991-D, 7.25%, 08/01/17 ........................................       2,259,242
    865,000     Home Mortgage, Series 1991-F, 6.75%, 08/01/11 ........................................         910,715
  4,200,000     Home Mortgage, Series 1991-G, 7.05%, 08/01/27 ........................................       4,335,282
  6,975,000     Home Mortgage, Series 1994-A, 6.55%, 08/01/26 ........................................       7,220,032
  8,715,000     Home Mortgage, Series 1994-E, 6.70%, 08/01/25 ........................................       8,992,224
  5,700,000     Home Mortgage, Series D, 5.75%, 08/01/22..............................................       5,493,546
  5,250,000     Home Mortgage, Series D, MBIA Insured, 6.15%, 08/01/28................................       5,206,163
 14,090,000     Home Mortgage, Series E, 6.375%, 08/01/27.............................................      14,275,565
 17,500,000     Home Mortgage, Series E, MBIA Insured, 6.15%, 08/01/25................................      17,405,150
  3,350,000     Home Mortgage, Series F-1, 6.875%, 08/01/15 ..........................................       3,509,125
 20,760,000     Home Mortgage, Series F-1, 7.00%, 08/01/26 ...........................................      21,350,830
 20,415,000     Home Mortgage, Series H, 6.25%, 08/01/27..............................................      20,511,359
  7,785,000     Home Mortgage, Series N, 6.375%, 02/01/27.............................................       7,855,999
  5,000,000     Home Mortgage, Series Q, MBIA Insured, 5.85%, 08/01/16................................       4,948,150
  9,000,000     Home Mortgage, Series R, MBIA Insured, 6.15%, 08/01/27................................       9,006,750
    465,000     Home Mortgage, SF, Series A, 10.25%, 02/01/14 ........................................         468,860
    170,000     Home Mortgage, SF, Series B, 10.625%, 02/01/14 .......................................         170,767
  2,340,000     Housing Revenue, Series 1985-B, MBIA Insured, 8.625%, 08/01/15 .......................       2,439,590
  8,885,000     Housing Revenue, Series 1989-A, MBIA Insured, 7.65%, 08/01/24 ........................       9,206,370
  4,365,000     Housing Revenue, Series 1994-E, MBIA Insured, 6.625%, 08/01/14 .......................       4,568,147
 11,855,000     Housing Revenue, Series 1994-E, MBIA Insured, 6.75%, 08/01/26 ........................      12,443,719
 11,345,000     Housing Revenue, Series 1994-F, MBIA Insured, 6.90%, 08/01/26 ........................      11,887,518
  5,000,000     MFHR, Series A, AMBAC Insured, 6.25%, 02/01/37........................................       5,062,200
  2,465,000     Multi-Unit Rental Housing, Series A, 6.875%, 02/01/22 ................................       2,481,294
               California HFA, SFM,
 13,935,000       cPurchase Series A-1, Class 1, 6.05%, 08/01/26......................................      13,801,363
 11,250,000     Refunding, Purchase Series A-2, 6.45%, 08/01/25.......................................      11,508,413
               California Mobilehome Park Financing Authority Revenue, Series A, FSA Insured,
    105,000     3.85%, 10/01/97.......................................................................         104,897
    110,000     4.20%, 10/01/98.......................................................................         110,078
    115,000     4.50%, 10/01/99.......................................................................         114,865
               California Mobilehome Park Financing Authority Revenue, Series A, FSA Insured, (cont.)
$   120,000     4.65%, 10/01/00.......................................................................       $ 120,191
    125,000     4.80%, 10/01/01.......................................................................         125,249
    130,000     4.95%, 10/01/02.......................................................................         130,619
    135,000     5.05%, 10/01/03.......................................................................         135,741
    140,000     5.15%, 10/01/04.......................................................................         140,864
    150,000     5.25%, 10/01/05.......................................................................         151,020
  5,895,000     6.25%, 10/01/25.......................................................................       6,013,077
               California PCFA, PCR,
  1,750,000     Pacific Gas & Electric Co., Series A, 6.625%, 06/01/09 ...............................       1,854,458
134,770,000     Pacific Gas & Electric Co., Series B, 8.875%, 01/01/10 ...............................     141,206,615
  2,500,000    Small Business, Desert Valley, Series A, 7.625%, 10/01/00 .............................       2,523,100
  2,510,000     Southern California Edison Co., 6.90%, 12/01/17 ......................................       2,650,560
 12,120,000     Southern California Edison Co., Series B, 6.40%, 12/01/24 ............................      12,601,406
 29,000,000     Southern California Edison Co., Series B, MBIA Insured, 6.40%, 12/01/24 ..............      29,576,230
 17,205,000    California PCFA Revenue, Solid Waste Disposal, Keller
                Canyon Landfill Co. Project, 6.875%, 11/01/27.........................................      18,206,159
               California Public Capital Improvements, Financing Authority Revenue, Pooled Projects,
 23,615,000     Joint Powers Agency, Series E, 8.375%, 03/01/03 ......................................      24,603,996
 59,690,000     Series A, 8.40%, 03/01/08 ............................................................      62,355,159
121,300,000     Series A, 8.50%, 03/01/18 ............................................................     126,822,789
  5,000,000    California Rural Home Mortgage Finance Authority,
               SFMR, MBS Program, Series A-3, 6.25%, 09/01/29.........................................       5,332,150
               California Special Districts Association Finance Corp., COP,
    970,000     Series F, 8.10%, 09/01/10 ............................................................         993,202
  1,630,000     Series H, 7.75%, 02/01/15 ............................................................       1,678,721
  1,500,000     Series H, 7.80%, 02/01/21 ............................................................       1,544,565
  1,385,000     Series N, 8.30%, 03/01/12 ............................................................       1,437,561
  1,000,000     Series O, 7.40%, 03/01/17 ............................................................       1,035,910
               California Special Districts Finance Authority, COP, Series A,
 18,775,000     8.40%, 07/01/05 ......................................................................      19,639,589
 70,000,000     8.50%, 07/01/18 ......................................................................      73,817,100
               California Special Districts Lease Financing Program, COP,
  3,000,000     Series C, 7.90%, 04/01/14 ............................................................       3,069,960
  1,100,000     Series E, 7.70%, 12/01/09 ............................................................       1,126,609
  3,100,000     Series E, 7.75%, 12/01/19 ............................................................       3,171,517
  2,000,000    California State Department of Transportation, COP,
                East Bay State Building, Series A, 6.50%, 03/01/16 ...................................       2,073,120
               California State Department of Water Resources,
                Central Valley Project, Water System Revenue,
 32,240,000     Refunding, Series L, 5.75%, 12/01/19..................................................      31,401,115
 52,395,000     Refunding, Series L, 5.50%, 12/01/23..................................................      48,860,957
 40,070,000     Refunding, Series L, 5.875%, 12/01/25.................................................      39,330,709
 31,375,000     Series J-1, 6.00%, 12/01/20 ..........................................................      31,332,330
 13,140,000     Series J-2, 6.00%, 12/01/20 ..........................................................      13,122,130
 26,010,000     Series J-3, 6.00%, 12/01/20 ..........................................................      25,974,626
 13,035,000     Series K, 6.00%, 12/01/21 ............................................................      13,017,012
               California State GO,
  5,500,000     5.50%, 03/01/20.......................................................................       5,225,165
  7,930,000     5.75%, 03/01/23.......................................................................       7,751,972
 52,500,000       cFGIC Insured, 5.625%, 10/01/26.....................................................      50,492,925
 26,490,000     MBIA Insured, 6.00%, 08/01/24.........................................................      26,675,165
 10,650,000     Refunding, 5.625%, 09/01/24 ..........................................................      10,156,586
  2,750,000     Series 1991, 6.30%, 02/01/04 .........................................................       2,974,208
  2,500,000     Series 1991, 6.40%, 02/01/05 .........................................................       2,727,575
    500,000     Series 1991, 6.40%, 02/01/06 .........................................................         550,170
 13,625,000     Series 1991, 6.60%, 02/01/10 .........................................................      15,109,444
  1,000,000     Series 1992, 6.25%, 09/01/12 .........................................................       1,069,660
  5,000,000     Series 1992, FGIC Insured, 5.75%, 11/01/17 ...........................................       4,940,300
  5,000,000     Series 1992, FGIC Insured, 6.00%, 08/01/19 ...........................................       5,052,800
  7,000,000     Series 1994, 6.00%, 03/01/24 .........................................................       7,071,610
 30,290,000     Series 1994, 6.00%, 05/01/24 .........................................................      30,604,713
 21,920,000     Various Purposes, 5.50%, 04/01/15 ....................................................      21,334,298
               California State GO, (cont.)
$22,550,000     Various Purposes, 5.75%, 03/01/19 ....................................................    $ 22,217,388
 45,250,000       c Various Purposes, 5.90%, 04/01/23.................................................      45,130,088
 15,760,000     Various Purposes, AMBAC Insured, 5.90%, 03/01/25......................................      15,758,897
  6,500,000     Various Purposes, FSA Insured, 5.50%, 04/01/19........................................       6,181,890
  5,430,000     Various Purposes, MBIA Insured, 6.00%, 10/01/21 ......................................       5,478,816
  3,780,000     Various Purposes, Series 1991, 6.50%, 09/01/10 .......................................       4,169,113
               California State GO, Veterans Bonds,
  2,000,000     Series AX, 7.00%, 04/01/16 ...........................................................       2,024,840
 29,000,000     Series BD, BE, and BF, 6.40%, 02/01/22................................................      29,561,150
 50,000,000     Series BD, BE, and BF, 6.55%, 02/01/25 ...............................................      50,959,500
 11,500,000     Series BD, BE, and BF, AMBAC Insured, 6.20%, 02/01/16 ................................      11,572,565
 32,500,000     Series BD, BE, and BF, AMBAC Insured, 6.375%, 02/01/27 ...............................      32,935,175
 16,495,000    California State HFA, HMR, Series L, MBIA Insured, 6.40%, 08/01/27.....................      16,799,003
  6,735,000    cCalifornia State Local Government Finance Authority
                Revenue, Marin Valley, Series A, FSA Insured,
                5.85%, 10/01/27.......................................................................       6,640,710
               California State Public Works Board, Lease Revenue,
  5,250,000     California State University, Various Projects, Series A, 6.30%, 10/01/04 .............       5,633,408
  6,815,000     California State University, Various Projects, Series A, 6.375%, 10/01/05 ............       7,302,954
 10,695,000     California State University, Various Projects, Series A, 6.50%, 10/01/06 .............      11,470,815
 34,610,000     California State University, Various Projects, Series A, 6.375%, 10/01/14 ............      36,414,929
  2,150,000     California State University, Various Projects, Series A, 6.375%, 10/01/19 ............       2,253,652
  8,610,000     California State University, Various Projects, Series A, Pre-Refunded, 6.625%, 10/01/10      9,502,427
  9,395,000     California State University, Various Projects, Series A, Pre-Refunded, 6.70%, 10/01/17      10,426,665
 15,250,000     Department of Corrections, California State
                Prison at Coalinga, Series B, MBIA Insured, 5.375%, 12/01/19..........................      14,076,208
 10,000,000     Department of Corrections, Corcoran II Facility, California
                Substance Abuse Treatment, AMBAC Insured,
                5.50%, 01/01/15.......................................................................       9,669,300
  9,980,000     Department of Corrections, Corcoran II Facility, Series A, AMBAC Insured, 5.50%, 01/01/17    9,573,115
 10,000,000     Department of Corrections, Corcoran II Facility, Series A, AMBAC Insured, 5.25%, 01/01/21    9,174,300
  5,100,000     Department of Corrections, Series A, AMBAC Insured, 5.75%, 09/01/21...................       4,905,792
  5,500,000     Department of Justice Building, Series A, FSA Insured, 5.80%, 05/01/15................       5,499,670
  5,000,000     Department of Justice Building, Series A, FSA Insured, 5.625%, 05/01/20...............       4,827,550
  7,725,000     Franchise Tax Board, Phase II, Series A, 6.25%, 09/01/11 .............................       7,916,657
 10,000,000     Refunding, University of California Project, Series A, AMBAC Insured, 5.40%, 12/01/16.       9,477,400
 14,000,000     Refunding, University of California, Various Projects, Series A, 5.50%, 06/01/21......      12,927,460
  8,320,000       cRefunding, Various California Community Colleges, Series A, 5.90%, 04/01/17........       8,320,000
 16,000,000     Secretary of State, Series A, Pre-Refunded, 6.75%, 12/01/12 ..........................      17,832,960
  3,000,000     Southern California Veterans Home, Series A, 6.375%, 10/01/08 ........................       3,208,140
  3,750,000     Southern California Veterans Home, Series A, 6.50%, 10/01/14 .........................       3,978,900
  4,700,000     University of California, Various Projects, Series A, AMBAC Insured,
                Pre-Refunded, 6.40%, 12/01/16 ........................................................       5,157,592
  7,415,000     University of California, Various Projects, Series B, 6.625%, 12/01/14 ...............       7,969,716
 13,000,000     University of California, Various Projects, Series B, 5.50%, 06/01/19.................      12,117,430
  7,535,000     Various Community College Projects, Series A, 5.625%, 12/01/18........................       7,150,489
  2,185,000    California State University Foundation Revenue,
                Hayward Auxiliary Organization, MBIA Insured, 6.25%, 08/01/20.........................       2,270,783
               California Statewide CDA Revenue, COP,
  2,255,000     6.10%, 12/01/15.......................................................................       2,260,006
  5,000,000     California Lutheran Homes, 5.75%, 11/15/15............................................       4,855,100
 11,240,000     Catholic Health Care West, MBIA Insured, 5.50%, 07/01/23..............................      10,500,633
 23,530,000     Cedars Sinai Medical Center, 6.75%, 08/01/22 .........................................      24,200,134
  4,000,000     CHFCLP Insured, 5.90%, 08/01/21.......................................................       3,918,680
  5,120,000     CHFCLP Insured, 7.25%, 12/01/22 ......................................................       5,632,768
  2,590,000     CHFCLP Insured Health Facilities, AIDS Project, Series A, 6.25%, 08/01/22 ............       2,616,962
  2,765,000     CHFCLP Insured Health Facilities, Children's Campus, 6.375%, 09/01/12 ................       2,799,728
  3,000,000     CHFCLP Insured Health Facilities, Children's Campus, 6.50%, 09/01/22 .................       3,038,400
  9,600,000     CHFCLP Insured Health Facilities, Eskaton Properties, 6.75%, 05/01/21 ................       9,998,400
 36,000,000     CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, 5.75%, 10/01/25.      34,777,800
  5,365,000     Gemological Institute, Connie Lee Insured, 6.00%, 05/01/15............................       5,400,946
  3,775,000     Gemological Institute, Connie Lee Insured, 6.00%, 05/01/20............................       3,786,099
  4,755,000     Gemological Institute, Connie Lee Insured, 6.00%, 05/01/25............................       4,768,980
               California Statewide CDA Revenue, COP, (cont.)
$ 2,000,000     Refunding, CHFCLP Insured Hospital, Triad Health Care, 6.25%, 08/01/06 ...............     $ 2,066,840
 80,230,000     Refunding, CHFCLP Insured Hospital, Triad Health Care, 6.50%, 08/01/22 ...............      81,010,638
  7,000,000     Refunding, CHFCLP Insured, Retirement Housing Foundation, 6.625%, 04/15/12 ...........       7,280,350
 16,000,000     Refunding, CHFCLP Insured, Retirement Housing Foundation, 6.75%, 04/15/22 ............      16,707,680
    250,000     Refunding, Health Facilities, Barton Memorial Hospital, Series B, 6.40%, 12/01/05 ....         261,315
  6,465,000     Refunding, Sutter Health Obligated Group, AMBAC Insured, 6.00%, 08/15/09 .............       6,658,110
  9,330,000     Refunding, Sutter Health Obligated Group, AMBAC Insured, 6.125%, 08/15/22 ............       9,536,846
 14,000,000     Refunding, Sutter Health Obligated Group, MBIA Insured, 5.50%, 08/15/23 ..............      13,077,680
  7,065,000     Salk Institute, Connie Lee Insured, 6.20%, 07/01/24 ..................................       7,158,329
  8,395,000     St. Joseph Health System Group, 6.50%, 07/01/15 ......................................       8,816,093
 12,500,000     St. Joseph Health System Group, 6.625%, 07/01/21 .....................................      13,191,750
 25,520,000     Sutter Health Obligation Group, MBIA Insured, 5.50%, 08/15/22.........................      24,024,018
               California Statewide CDA,
 10,000,000     Lease Revenue, Refunding, Oakland Convention
                Center Project, AMBAC Insured, 5.50%, 10/01/14........................................       9,694,300
  8,000,000     MFHR, Series E, 6.40%, 06/01/28.......................................................       8,085,280
  4,615,000     Water Revenue, Refunding, Series A, 6.10%, 07/01/21...................................       4,640,336
               California Statewide Community Development Corp., COP,
  1,675,000     CHFCLP Insured, United Western Medical Centers, Pre-Refunded, 6.80%, 12/01/09 ........       1,849,016
 10,000,000     CHFCLP Insured, United Western Medical Centers, Pre-Refunded, 6.75%, 12/01/21 ........      11,018,200
  4,730,000     CHFCLP Insured, Villaview Community Hospital, 7.00%, 09/01/09 ........................       5,076,756
  6,270,000     Pacific Homes, Series A, 6.00%, 04/01/17 .............................................       6,219,527
  2,575,000    California Urban Waterfront Area Restoration, 7.40%, 10/01/20 .........................       2,685,957
  5,125,000    Camarillo COP, Capital Improvement Corp., Pre-Refunded, 7.625%, 04/01/08 ..............       5,533,309
  1,570,000    Cambria Community Services, Sewer and Water
                District Revenue, Refunding, MBIA Insured, Pre-Refunded,
                7.40%, 05/01/15 ......................................................................       1,695,066
    940,000    Cambria Community Services, Sewer District Revenue,
                Refunding, MBIA Insured, Pre-Refunded, 7.40%, 05/01/15 ...............................       1,014,880
  1,410,000    Campbell COP, Refunding, Civic Center Project, Series 1991, 6.75%, 10/01/17 ...........       1,466,950
  5,615,000    Campbell Housing Facility Revenue, San Tomas Gardens
                Project, Series A, 6.625%, 10/20/34...................................................       5,750,771
  3,250,000    Campbell USD, Series A, MBIA Insured, 6.25%, 08/01/19..................................       3,365,733
  5,120,000    Camrosa Water District, COP, Water System
                Improvement Projects, MBIA Insured, 6.00%, 01/15/20...................................       5,157,069
  2,800,000    Capistrano Bay Park and Recreation District, COP, Special
                Lease Finance, Series Q, 6.35%, 08/01/12..............................................       2,801,764
               Capistrano Unified Public Financing Authority,
                Special Tax Revenue, Refunding, First Lien, Series A, AMBAC Insured,
 16,770,000     5.70%, 09/01/16.......................................................................      16,479,376
 10,640,000     5.70%, 09/01/20.......................................................................      10,371,127
  3,000,000    Carlsbad COP, Carlsbad Public Improvement Corp., 8.00%, 08/01/08 ......................       3,181,290
               Carson RDA, Refunding, Project Area No. 1, Series 1992,
  3,965,000     6.375%, 10/01/12 .....................................................................       4,001,319
  1,565,000     6.375%, 10/01/16 .....................................................................       1,572,841
               Castaic Lake Water Agency, COP, Water System Improvement Project,
 11,540,000     Refunding, Series A, MBIA Insured, 6.125%, 08/01/15 ..................................      11,932,014
  5,345,000     Refunding, Series A, MBIA Insured, 6.00%, 08/01/18 ...................................       5,401,443
 35,000,000     Series 1990, Pre-Refunded, 7.35%, 08/01/20 ...........................................      38,559,850
 11,210,000    Cathedral City Public Financing Authority Revenue, Refunding,
                Tax Allocation, Redevelopment Projects,
                Series A, MBIA Insured, 5.70%, 08/01/24...............................................      10,906,433
  5,800,000    Central San Joaquin Water Conservation District, COP, Series 1990, 7.65%, 12/01/18 ....       5,844,022
  5,500,000    Cerritos Public Financing Authority Revenue, Los Coyotes
                Redevelopment Project, Loan, Series A, AMBAC Insured,
                5.75%, 11/01/22.......................................................................       5,427,180
  5,000,000    Chaffey Community College District, COP, 7.40%, 11/01/14 ..............................       5,386,350
  1,955,000    Chico Public Financing Authority Revenue,
                Southeast Chico Redevelopment Project, Series A, FGIC Insured,
                6.625%, 04/01/21 .....................................................................       2,067,647
               Chico RDA Revenue, COP, Insured Health Facilities, Sierra Sunrise Lodge,
  4,110,000     6.80%, 02/01/11 ......................................................................       4,327,912
  2,800,000     6.75%, 02/01/21 ......................................................................       2,898,896
  9,980,000    Chino RDA, Tax Allocation, Central City Redevelopment Project, 7.00%, 09/01/22 ........      10,398,362
               Chino USD, COP,
  2,655,000     Land Acquisition, Series C, MBIA Insured, Pre-Refunded, 7.45%, 09/01/24...............       2,890,445
  7,895,000     Land Acquisition, Series D, MBIA Insured, 7.45%, 09/01/24 ............................       8,102,086
    525,000     Land Acquisition, Series E, MBIA Insured, 7.50%, 09/01/24 ............................         536,356
               Chino USD, COP, (cont.)
$ 2,540,000     Land Acquisition, Series G, MBIA Insured, Pre-Refunded, 7.35%, 09/01/24 ..............     $ 2,759,507
  8,695,000     Refunding, Capital Construction Project, Series A, Pre-Refunded, 8.00%, 09/01/04 .....       9,327,735
  5,000,000    Chula Vista RDA, COP, Capital Improvements Project,
                Series A, Pre-Refunded, 8.75%, 09/01/12...............................................       5,198,450
               Clayton 1915 Act, Limited Obligation, Contra Costa County, Oakhurst Country Club,
    280,000     8.10%, 09/02/01 ......................................................................         289,803
    415,000     8.20%, 09/02/02 ......................................................................         429,521
    425,000     8.25%, 09/02/03 ......................................................................         439,777
    535,000     8.30%, 09/02/04 ......................................................................         553,490
    625,000     8.30%, 09/02/05 ......................................................................         646,338
    600,000     8.35%, 09/02/06 ......................................................................         620,352
    730,000     8.35%, 09/02/07 ......................................................................         754,455
    765,000     8.375%, 09/02/08 .....................................................................         790,383
    810,000     8.375%, 09/02/09 .....................................................................         836,706
     90,000     8.40%, 09/02/10 ......................................................................          92,957
    845,000     8.40%, 09/02/11 ......................................................................         872,767
  1,020,000     8.40%, 09/02/12 ......................................................................       1,053,303
  1,145,000     8.40%, 09/02/13 ......................................................................       1,182,384
  6,370,000    Clayton Special Tax, CFD No. 90-1, 8.60%, 09/02/22 ....................................       6,671,556
  3,000,000    Clovis CDA, Tax Allocation, Pre-Refunded, 7.625%, 08/01/15 ............................       3,194,730
  2,670,000    Clovis COP, 7.20%, 08/01/11 ...........................................................       2,777,975
  1,750,000    Coachella RDA, Refunding, Tax Allocation, Project Area No. 4, Pre-Refunded, 8.45%, 09/01/20   1,988,525
  3,000,000    Coachella Valley COP, ID No. 71, Storm Water District, Flood Central Project, 6.75%, 10/01/12 3,171,600
  6,375,000    Coachella Valley USD, COP, 8.25%, 09/01/12 ............................................       6,743,539
  8,120,000    Coalinga Public Financing Authority Revenue, Series B, 6.625%, 09/15/21 ...............       8,170,344
               Coast Community College District, Refunding, COP, Coastline
                Community College, Second Project,
  1,360,000     7.90%, 02/01/99 ......................................................................       1,398,950
  1,450,000     8.00%, 02/01/00 ......................................................................       1,491,992
  1,595,000     8.05%, 02/01/01 ......................................................................       1,641,175
  1,665,000     8.10%, 02/01/02 ......................................................................       1,713,185
  1,860,000     8.10%, 02/01/03 ......................................................................       1,913,828
  2,010,000     8.10%, 02/01/04 ......................................................................       2,067,828
               Coastside County Water District, 1915 Act, Improvement Board, Crystal Springs, AD No. 1,
    900,000     7.00%, 09/02/02 ......................................................................         930,249
    905,000     7.10%, 09/02/03 ......................................................................         935,417
    895,000     7.15%, 09/02/04 ......................................................................         925,081
    625,000     7.20%, 09/02/05 ......................................................................         646,006
    630,000     7.25%, 09/02/06 ......................................................................         651,168
               Colton Public Financing Authority Revenue, Tax Allocation,
  5,855,000     Series A, 7.60%, 05/15/19.............................................................       5,976,725
 20,830,000     Series B, 7.60%, 05/15/19.............................................................      21,263,056
  4,100,000    Colton RDA, MFR, Seniors Housing Project, Series A, 7.75%, 07/01/22 ...................       4,228,576
  1,555,000    Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 02/01/18.......................       1,620,279
 31,825,000    Commerce Energy Authority Revenue, Refunding, Collateralized, 8.75%, 07/01/10..........      35,645,591
  4,000,000    Commerce Joint Powers Financing Authority, Lease Revenue,
                Community Center, Series A, 6.25%, 10/01/22...........................................       3,974,760
               Commerce RDA, Tax Allocation, Project Area No. 1, Series 1988-A,
  1,000,000     7.60%, 08/01/98 ......................................................................       1,032,630
  1,655,000     7.70%, 08/01/99 ......................................................................       1,737,717
  1,420,000     7.75%, 08/01/00 ......................................................................       1,491,866
 16,000,000     8.00%, 08/01/10 ......................................................................      16,811,840
               Compton CRDA, Tax Allocation,
  7,375,000     Series 1, FSA Insured, 6.75%, 08/01/13................................................       7,384,883
 13,000,000     Walnut Industrial Park, Series 1985, AMBAC Insured, Pre-Refunded, 10.20%, 08/01/09....      14,992,380
               Compton Public Finance Authority Revenue, Pre-Refunded,
    935,000     Rosecrans Redevelopment Project Area No. 1, Series B, 9.25%, 02/01/01 ................         969,847
 24,715,000     Walnut Industrial Park Project, Series A, 9.30%, 08/01/13 ............................      25,571,869
               Compton Sewer Revenue, Series 1993,
  1,405,000     6.60%, 07/01/12 ......................................................................       1,437,034
  4,535,000     6.75%, 07/01/23 ......................................................................       4,652,366
$ 8,395,000    Concord RDA, Refunding, Tax Allocation, Central Concord
                Redevelopment Project, Sub-Series A, 6.00%, 07/01/19..................................     $ 8,008,074
               Contra Costa County, COP,
 11,740,000     Merrithew Memorial Hospital, Pre-Refunded, 6.60%, 11/01/12 ...........................      12,955,090
 49,500,000     Merrithew Memorial Hospital, Pre-Refunded, 6.625%, 11/01/22 ..........................      54,683,640
 11,000,000     Refunding, Merrithew Memorial Hospital Project, MBIA Insured, 5.50%, 11/01/22.........      10,353,090
  4,500,000     Series 1994, 6.50%, 08/01/24 .........................................................       4,578,075
  5,930,000    Contra Costa County MFHR, Refunding,
                Byron Park Project, Series C, GNMA Secured, 6.40%, 01/20/31 ..........................       6,048,719
               Contra Costa Transportation Authority Revenue, Sales Tax, Series A, ETM,
 13,900,000     6.875%, 03/01/07 .....................................................................      15,095,539
  1,000,000     FGIC Insured, 6.50%, 03/01/09 ........................................................       1,068,420
  5,000,000    Contra Costa Water District Revenue, Refunding, Series F, FGIC Insured, 5.00%, 10/01/20       4,402,950
  1,415,000    Corcoran Hospital District Revenue, Series A, 6.55%, 07/01/12 .........................       1,444,191
               Corona 1915 Act,
    740,000     AD No. 79-2, Northeast Area, Series B, 7.625%, 09/02/98 ..............................         757,116
    790,000     AD No. 79-2, Northeast Area, Series B, 7.75%, 09/02/99 ...............................         818,614
    840,000     AD No. 79-2, Northeast Area, Series B, 7.80%, 09/02/00 ...............................         870,240
    905,000     AD No. 79-2, Northeast Area, Series B, 7.80%, 09/02/01 ...............................         937,191
    970,000     AD No. 79-2, Northeast Area, Series B, 7.85%, 09/02/02 ...............................       1,004,299
  1,035,000     AD No. 79-2, Northeast Area, Series B, 7.85%, 09/02/03 ...............................       1,071,153
  1,120,000     AD No. 79-2, Northeast Area, Series B, 7.85%, 09/02/04 ...............................       1,158,662
  1,390,000     Refunding, AD No. 79-2 & 80-1, 8.10%, 09/02/99 .......................................       1,442,292
  1,500,000     Refunding, AD No. 79-2 & 80-1, 8.10%, 09/02/00 .......................................       1,555,800
  1,625,000     Refunding, AD No. 79-2 & 80-1, 8.10%, 09/02/01 .......................................       1,684,768
  1,755,000     Refunding, AD No. 79-2 & 80-1, 8.10%, 09/02/02 .......................................       1,818,812
  1,890,000     Refunding, AD No. 79-2 & 80-1, 8.10%, 09/02/03 .......................................       1,957,927
  2,045,000     Refunding, AD No. 79-2 & 80-1, 8.10%, 09/02/04 .......................................       2,117,638
 23,500,000    Corona CFD No. 90-1, Special Tax, Series A, 8.40%, 09/01/20 ...........................      23,810,905
               Corona COP,
 15,000,000     Corona Community Hospital Project, Pre-Refunded, 9.425%, 09/01/20 ....................      19,851,300
 22,325,000     Refunding, Vista Hospital System, Series C, 9.50%, 07/01/20 ..........................      23,508,895
  3,000,000    Corona RDA, Tax Allocation, Refunding, Redevelopment
                Project Area A, Series A, FGIC Insured, 6.25%, 09/01/16 ..............................       3,118,710
 24,125,000    Corona-Norco USD, Lease Revenue, Land Acquisition, Series
                A, FSA Insured, 6.00%, 04/15/29.......................................................      24,207,508
               Corona-Norco USD, Special Tax,
  3,820,000     CFD No. 7, 9.30%, 11/01/07 ...........................................................       3,965,122
  5,195,000     CFD No. 88-1, Pre-Refunded, 7.55%, 10/01/14 ..........................................       5,706,967
 16,180,000    Covina CDA, Tax Allocation, Covina Revitalization No. 1, 9.75%, 11/01/09 ..............      16,862,796
  2,100,000    CSAC Finance Corp., COP, Sutter County, Health Facilities Program, 7.80%, 01/01/21 ....       2,111,718
  1,750,000    Cucamonga School District, COP, Pre-Refunded, 7.60%, 12/01/15 .........................       1,916,478
               Culver City Redevelopment Finance Authority Revenue,
                Subordinated Lien, Project Loans, Series B,
  1,630,000     AMBAC Insured, 7.50%, 12/01/08 .......................................................       1,769,430
  7,955,000     AMBAC Insured, 7.60%, 12/01/15 .......................................................       8,634,277
  3,370,000     Pre-Refunded, 7.50%, 12/01/08 ........................................................       3,691,161
 16,445,000     Pre-Refunded, 7.60%, 12/01/15 ........................................................      18,053,157
  5,000,000    Culver City USD, MBIA Insured, 5.75%, 08/01/36.........................................       4,797,000
               Cupertino COP,
  4,110,000     Memorial Park Expansion Project, Bank Qualified, Pre-Refunded, 7.25%, 07/01/10 .......       4,507,889
  5,000,000     Refunding, Series A, 5.75%, 01/01/16 .................................................       4,725,600
  3,535,000     Refunding, Series B, 6.25%, 07/01/10 .................................................       3,606,654
  3,440,000    Cypress COP, Civic Center, Refunding & Improvement Project, 6.80%, 08/01/17 ...........       3,529,578
  1,230,000    Desert Hot Springs RDA, Tax Allocation, Redevelopment
                Project No. 2, Series A, 6.625%, 09/01/20.............................................       1,262,952
  5,370,000    Duarte COP, City Civic Center, Refunding, 7.00%, 06/15/22 .............................       5,612,617
               Duarte RDA, Refunding, Tax Allocation,
 13,085,000     Davis Addition Project, 8.375%, 06/01/17 .............................................      13,393,283
  1,935,000     Las Lomas Redevelopment Project, 8.00%, 08/01/07 .....................................       1,976,274
 15,100,000    East Bay MUD Revenue, Water System, Refunding, Series 1992, 6.00%, 06/01/20............      15,079,766
               East Bay Regional Park District,
  1,220,000     Series 1989, 6.25%, 09/01/13 .........................................................       1,247,182
  3,390,000     Series C, FGIC Insured, 6.00%, 09/01/20 ..............................................       3,412,001

               Eastern Municipal Water District Revenue, Water and Sewer, COP,
$16,055,000     Refunding, Series A, 6.90%, 07/01/23 .................................................    $ 16,188,096
  7,975,000     Refunding, Series A, FGIC Insured, 6.30%, 07/01/20 ...................................       8,199,895
  3,500,000     Series 1991, 6.00%, 07/01/23 .........................................................       3,494,995
  3,750,000     Series 1991, MBIA Insured, 6.00%, 07/01/23 ...........................................       3,768,938
 10,975,000    Eden Township Hospital District Revenue, COP, Insured
                Health Facility, Eden Hospital Health Services Corp.,
                Pre-Refunded, 7.80%, 07/01/18 ........................................................      11,687,058
  1,500,000    El Camino Hospital District Revenue, Crossover Refunding,
                COP, Series A, 8.50%, 09/01/17 .......................................................       1,551,885
  8,945,000    El Camino Hospital District Revenue, Refunding, Series A, 7.25%, 08/15/09 .............       9,556,391
  5,500,000    El Dorado County Board Authority Lease Revenue,
                Capital Facilities Project, 7.40%, 11/01/09 ..........................................       5,925,425
  3,390,000    El Dorado Union High School District, COP, Capital Projects, 6.30%, 08/01/12 ..........       3,461,292
  2,540,000    El Monte Public Financing Authority Revenue, Tax Allocation,
                Downtown El Monte Redevelopment Project,
                Series A, 6.35%, 12/01/23 ............................................................       2,485,441
  2,590,000    Elsinore Valley Municipal Water District, COP, Series A,
                Refunding, FGIC Insured, 5.75%, 07/01/19..............................................       2,541,930
  6,085,000    Emeryville Public Financing Authority Revenue, Incremental Lien, 6.20%, 09/01/25.......       6,088,834
  1,165,000    Empire Union School District, COP, Garst School Supplies
                Financing Project, 6.75%, 12/01/17 ...................................................       1,209,678
  2,700,000    Empire Union School District, Refunding, Special Tax, CFD No. 1989-1,
                Series A, MBIA Insured, 6.50%, 10/01/17...............................................       2,855,493
  5,000,000    Encina Financing Authority Revenue, Joint Powers Waste Water,
                Phase IV, Expansion Project, Series A,
                AMBAC Insured, Pre-Refunded, 6.50%, 08/01/14 .........................................       5,327,900
               Escondido COP, Escondido Mobile Home Park,
  1,000,000     7.25%, 03/01/07 ......................................................................       1,037,230
  4,910,000     7.40%, 03/01/21 ......................................................................       5,079,886
               Escondido COP, Refunding, Waste Water Project, AMBAC Insured,
 13,465,000     5.70%, 09/01/26.......................................................................      12,999,246
  5,600,000     5.80%, 09/01/26 ......................................................................       5,483,632
  1,095,000    Fairfield 1915 Act, Green Valley Road/Mangels Boulevard, 8.00%, 09/02/11 ..............       1,129,284
    395,000    Fairfield 1915 Act, North Cordelia ID, 8.00%, 09/02/11 ................................         407,367
  2,145,000    Fairfield Public Financing Authority Revenue, Fairfield
                Redevelopment Projects, Series A, 7.80%, 08/01/19 ....................................       2,193,198
  1,960,000    Fairoaks Fire Protection District, COP, 8.00%, 12/01/15 ...............................       2,087,812
  6,000,000    Fallbrook Union High School District, San Diego County,
                Series A, MBIA Insured, 6.25%, 09/01/19 ..............................................       6,237,420
  2,590,000    Fillmore COP, Water System Improvement Project, AMBAC Insured, 7.70%, 05/01/19 ........       3,030,430
               Folsom Public Financing Authority Revenue, Local Agency,
  3,000,000     7.25%, 10/01/10 ......................................................................       3,115,140
  7,590,000     8.00%, 10/01/18 ......................................................................       7,781,799
               Folsom Special Tax,
  2,000,000     CFD No. 1, Willow Creek, 8.25%, 12/01/06 .............................................       2,076,720
  3,910,000     CFD No. 2, 7.60%, 12/01/09 ...........................................................       4,038,913
  3,950,000     CFD No. 2, 7.70%, 12/01/19 ...........................................................       4,071,976
               Fontana Public Financing Authority Revenue, Tax Allocation,
                North Fontana Redevelopment,
  1,905,000     Series B, 6.30%, 01/15/24 ............................................................       1,803,711
  2,000,000     Subordinated Lien, Series A, Pre-Refunded, 7.65%, 12/01/09 ...........................       2,278,220
 11,005,000     Subordinated Lien, Series A, Pre-Refunded, 7.75%, 12/01/20 ...........................      12,581,466
               Fontana RDA, Tax Allocation, Refunding, Jurupa Hills
                Redevelopment Project, Series A,
 10,000,000     7.10%, 10/01/23 ......................................................................      10,339,500
 16,830,000     Pre-Refunded, 7.90%, 10/01/18 ........................................................      17,496,805
 31,750,000    Fontana Special Tax, CFD No. 2, Series B, 8.50%, 09/01/17 .............................      32,987,933
               Foothill-De Anza Community College District, COP,
                Parking Structure Project, Pre-Refunded,
  1,690,000     8.20%, 07/01/08 ......................................................................       1,822,766
  3,110,000     8.25%, 07/01/18 ......................................................................       3,356,188
               Foothill/Eastern Transportation Corridor Agency,
                Toll Road Revenue, Senior Lien, Series A,
108,175,000     6.50%, 01/01/32.......................................................................     110,508,335
 91,270,000     6.00%, 01/01/34.......................................................................      87,357,255
  5,000,000     5.00%, 01/01/35 ......................................................................       4,067,000
  2,120,000    Fort Bragg COP, Capital Improvement Authority, Pre-Refunded, 7.85%, 08/01/14 ..........       2,265,135
  2,015,000    Fort Bragg RDA Revenue, Tax Allocation, Fort Bragg
                Redevelopment Project, Series A, 6.875%, 05/01/18.....................................       2,045,346
  2,000,000    Fortuna and Susanville Cities, COP, Series B, 7.375%, 09/01/17 ........................       2,090,620
  6,035,000    Fremont COP, Park Facilities Corp., 6.75%, 08/01/11 ...................................       6,156,304
               Fremont COP,
  8,320,000     Series A, MBIA Insured, 5.90%, 08/01/25 ..............................................       8,337,971
  3,585,000     Series B, 6.10%, 08/01/25 ............................................................       3,585,753
$ 1,980,000    Fremont RDA, Tax Allocation, Irvington Redevelopment Project, 7.75%, 08/01/06 .........     $ 2,023,639
               Fresno County COP, American Avenue Landfill Project,
    255,000     ETM, 7.50%, 11/01/97 .................................................................         260,358
    275,000     ETM, 7.60%, 11/01/98 .................................................................         289,633
    295,000     ETM, 7.75%, 11/01/99 .................................................................         318,594
    320,000     ETM, 7.90%, 11/01/00 .................................................................         354,675
    345,000     ETM, 8.00%, 11/01/01 .................................................................         390,926
  7,185,000     Pre-Refunded, 8.25%, 11/01/13 ........................................................       8,372,393
     80,000    Fresno County HFR, Mortgage Loans, Series A, 12.50%, 09/15/12 .........................          80,802
  2,470,000    Fresno County Office of Education, COP, Capital Outlay
                Financing Program, Series C, 7.50%, 12/01/10 .........................................       2,613,952
  5,000,000    Fresno Health Facilities Revenue, Holy Cross Health Systems Corp.,
               MBIA Insured, 5.625%, 12/01/15.........................................................       4,872,800
  3,000,000    Fresno IDR, Refunding, Civic Center Square Project, 8.60%, 04/01/08 ...................       3,016,230
  1,505,000    Fresno RDA Revenue, Tax Allocation, Mariposa
                Redevelopment Project, Series A, 6.625%, 02/01/23.....................................       1,525,363
  7,065,000    Fresno USD, COP, Project Phase VI, Series A, 7.20%, 05/01/11 ..........................       7,507,198
  5,840,000    Galt 1915 Act, Improvement Board, AD No. 92-1, 7.75%, 09/02/24 ........................       6,023,318
  3,340,000    Galt COP, Waste Water Improvement, 7.80%, 09/01/10 ....................................       3,466,152
  3,520,000    Galt High and Elementary School, Joint Powers Facilities
                Authority Revenue, Series A, 7.00%, 11/01/17 .........................................       3,614,195
  3,980,000    Galt Middle School, Joint Powers Authority, Special Tax, CFD No. 1, 8.00%, 09/01/15 ...       4,028,556
 25,515,000    Glendale Memorial Hospital and Health Revenue,
                Refunding, Series A, Pre-Refunded, 9.00%, 11/01/17....................................      26,759,367
  7,250,000    Glendale USD, COP, Series A, AMBAC Insured, 6.00%, 03/01/19 ...........................       7,299,228
  2,945,000    Grand Terrace Public Financing Authority, Series A, 7.85%, 06/01/21 ...................       3,152,681
  3,000,000    Grass Valley Hospital Revenue, Insured, Sierra Nevada
                Memorial Hospital, 7.25%, 04/01/19 ...................................................       3,141,840
               Hawaiian Gardens Public Finance Authority, Tax Allocation, Pre-Refunded,
  3,105,000     Redevelopment Project No. 1, Series A, 7.15%, 12/01/17 ...............................       3,513,463
  9,375,000     Series 1988, 7.90%, 12/01/13 .........................................................      10,119,094
               Hawaiian Gardens RDA, Refunding, Tax Allocation, Project No. 1,
 13,000,000     6.35%, 12/01/33 ......................................................................      12,691,770
  7,550,000     ETM, 8.00%, 12/01/10 .................................................................       8,483,558
  5,000,000    a,bHawthorne CRDA, Special Tax, CFD No. 91-1, 8.25%, 10/01/14 .........................       3,993,750
  2,250,000    Hawthorne CRDA, Tax Allocation, Hawthorne Redevelopment
                Project No. 2, Pre-Refunded, 7.875%, 07/01/15 ........................................       2,398,005
  4,000,000    Hemet USD, COP, Series 1991, Pre-Refunded, 8.00%, 12/01/13 ............................       4,605,360
  2,665,000    Hemet Valley Hospital District Revenue, COP, Hemacinto
                Community Corp. Project, Series A, 7.75%, 05/01/19 ...................................       2,684,081
               Hemet Valley Hospital District Revenue, Moreno Valley
                Regional Medical Center, Series A, Pre-Refunded,
  3,380,000     8.25%, 07/01/05 ......................................................................       3,613,254
 22,490,000     8.50%, 07/01/18 ......................................................................      24,109,505
  4,000,000    Hesperia Public Financing Authority Revenue, Highway and Street
                Improvement, Series A, 6.10%, 10/01/10 ...............................................       3,978,200
  5,000,000    Hesperia Water District, COP, Refunding, Water Facilities
                Improvement Project, FGIC Insured, 7.15%, 06/01/26 ...................................       5,521,000
               Highland Special Tax, CFD No. 90-1, Series A, Pre-Refunded,
  2,000,000     8.50%, 09/01/10 ......................................................................       2,159,120
  3,000,000     8.60%, 09/01/15 ......................................................................       3,242,760
               Hollister RDA, Tax Allocation, Community Development Project,
  2,000,000     Series 1989, 7.55%, 10/01/13 .........................................................       2,090,180
  1,905,000     Series 1992-B, FSA Insured, 6.625%, 10/01/07 .........................................       2,050,752
  1,495,000     Series 1992-B, FSA Insured, 6.75%, 10/01/13 ..........................................       1,588,871
  3,655,000    Huntington Beach COP, Refunding, Emerald Cove
                Senior Citizens Housing Project, 7.00%, 09/01/21......................................       3,707,084
               Huntington Beach Public Financing Authority Revenue,
                Huntington Beach Redevelopment Projects,
  2,630,000     Refunding, Series 1992, 7.00%, 08/01/24 ..............................................       2,601,202
 14,855,000     Series A, Pre-Refunded, 8.375%, 05/01/18 .............................................      15,812,850
               Huntington Park Public Financing Authority,
  4,855,000     Lease Revenue, Series A, 7.875%, 09/01/19 ............................................       5,022,983
 10,000,000     Local Agency Revenue, Refunding, Series A, MBIA Insured, 6.45%, 09/01/22..............      10,539,800
 11,665,000    Huntington Park RDA, Sales and Use Tax Revenue,
                Junior Lien, Tax Allocation, Merged Project, Pre-Refunded,
                8.00%, 01/01/22 ......................................................................      12,871,628
               Imperial COP, Water System Refining Program, Refunding,
  1,275,000     Series A, 5.75%, 10/15/11.............................................................       1,260,134
  2,625,000     Series A, 5.85%, 10/15/16.............................................................       2,588,880
  4,535,000     Series A, 5.875%, 10/15/20............................................................       4,452,690
  1,845,000     Series B, 5.75%, 10/15/11.............................................................       1,823,487
  1,820,000     Series B, 5.85%, 10/15/16.............................................................       1,794,957
  3,175,000     Series B, 5.875%, 10/15/20............................................................       3,117,374
$21,010,000    Imperial Irrigation District, COP, Electric System Project, Series 1994, 6.00%, 11/01/18 $   21,130,177
               Indio Public Financing Authority Revenue, Refunding, Tax Allocation, Series 1992,
    255,000     6.85%, 08/15/01 ......................................................................         267,977
    275,000     6.95%, 08/15/02 ......................................................................         290,615
    300,000     7.10%, 08/15/03 ......................................................................         317,922
 12,120,000     7.30%, 08/15/22 ......................................................................      12,584,317
 11,380,000    Industry COP, Refunding, 6.625%, 06/01/06 .............................................      12,214,382
  5,500,000    Industry GO, Refunding, MBIA Insured, 5.25%, 07/01/20..................................       5,050,375
  5,860,000    Industry Urban Development Agency, Refunding, Tax Allocation,
                Transportation District No. 3 Project,
                6.90%, 11/01/07 ......................................................................       6,183,999
 12,000,000    Inglewood Hospital Revenue, Daniel Freeman Hospital, Inc., 6.75%, 05/01/13 ............      12,470,400
  7,410,000    Inglewood Public Financing Authority Revenue, La Cinega Redevelopment
                Project, Series A, AMBAC Insured,
                6.00%, 05/01/16 ......................................................................       7,473,207
  2,990,000    Inglewood USD, COP, 7.375%, 10/01/05 ..................................................       3,151,879
               Inland Empire Solid Waste Financing Authority Revenue,
                Landfill Improvement Financing Project, Series B,  FSA Insured,
  5,000,000     6.25%, 08/01/11.......................................................................       5,205,500
  5,000,000     6.00%, 08/01/16.......................................................................       4,971,200
 37,885,000    Intercommunity Hospital Financing Authority, Solano County COP, 7.75%, 11/01/19 .......      39,214,006
               Intermodal Container Transfer Facility, Joint Powers Authority Revenue, Refunding, Series A,
  9,640,000     7.65%, 11/01/04 ......................................................................      10,011,429
 27,465,000     7.70%, 11/01/14 ......................................................................      28,531,741
  1,470,000    Inyo County COP, Series 1990, 7.30%, 12/01/10 .........................................       1,513,277
               Irvine Ranch Water District Revenue, Joint Powers Agency, Local Pool,
 13,000,000     7.80%, 02/15/08 ......................................................................      13,356,200
228,390,000     7.875%, 02/15/23 .....................................................................     234,693,564
 15,000,000     Issue II, 8.20%, 08/15/08 ............................................................      15,720,150
255,995,000     Issue II, 8.25%, 08/15/23 ............................................................     268,280,200
  1,950,000    Irwindale COP, Refunding, Municipal Facilities Project, 7.75%, 04/01/05 ...............       1,960,979
               Irwindale CRDA, Tax Allocation,
  1,630,000     Individual Development Project, 6.60%, 08/01/18.......................................       1,659,014
  9,100,000     Individual Development Project, 6.625%, 08/01/26......................................       9,341,605
 10,220,000     Refunding, Senior Lien, FSA Insured, 5.75%, 08/01/26..................................      10,076,511
 10,000,000    Irwindale Public Finance Authority, Special Tax, CFD No. 1, 8.50%, 11/01/20 ...........      10,535,200
  1,760,000    John C. Fremont Hospital District, Health Facility Revenue, 6.75%, 06/01/23 ...........       1,849,267
               Jurupa Community Service District, COP, Waste Water Facility Project,
                Series 1990, Pre-Refunded,
    800,000     7.55%, 10/01/05 ......................................................................         855,512
    510,000     7.55%, 10/01/06 ......................................................................         545,389
    980,000     7.55%, 10/01/07 ......................................................................       1,048,002
  2,000,000    Keppel Union School District, Special Tax, CFD No. 1-91, Series A, 7.40%, 09/01/16 ....       2,091,220
  5,050,000    Kern County Housing Authority, RRMR, Series 1985-A, 9.875%, 09/01/08 ..................       5,076,462
               Kern County Housing Authority, SFMR, Series A, GNMA Secured,
    230,000     7.45%, 12/01/02 ......................................................................         234,630
    510,000     7.55%, 12/01/07 ......................................................................         528,039
    740,000     7.65%, 12/01/12 ......................................................................         754,119
  3,370,000     7.70%, 12/01/23 ......................................................................       3,450,644
    835,000     7.50%, 10/01/24 ......................................................................         845,730
               Kings River Conservation District, Pine Flat Power Revenue, Refunding, Series D,
  6,455,000     6.00%, 01/01/17.......................................................................       6,482,240
  6,450,000     5.50%, 01/01/20.......................................................................       6,120,857
  3,000,000    La Habra COP, Park La Habra and Viewpark Projects, FSA Insured, 6.625%, 11/01/22 ......       3,204,390
  4,080,000    La Mesa Parking Authority Lease Revenue, Refunding,
                Municipal Forwards, AMBAC Insured, 6.00%, 10/01/07 ...................................       4,316,150
               La Mirada RDA, Special Tax, Civic Theater Project, CFD No. 89-1,
    295,000     7.90%, 10/01/01 ......................................................................         310,405
    315,000     8.00%, 10/01/02 ......................................................................         333,179
    340,000     8.00%, 10/01/03 ......................................................................         358,533
 12,725,000     8.25%, 10/01/20 ......................................................................      13,422,330
  7,100,000    La Mirada RDA, Tax Allocation, Housing, Refunding, Series A,
                FSA Insured, 5.875%, 08/15/25.........................................................       7,075,079
  2,135,000    La Mirada SFMR, 7.65%, 04/01/24 .......................................................       2,214,059
               La Palma Community Development Commission, Tax Allocation,
                La Palma Community Development Project No. 1,
$ 4,945,000     7.10%, 06/01/21 ......................................................................     $ 5,139,685
  2,355,000     6.10%, 06/01/22 ......................................................................       2,233,223
               La Quinta RDA, Tax Allocation,
  7,500,000     Housing & Redevelopment Project, Areas No. 1 & 2, MBIA Insured, 6.00%, 09/01/25 ......       7,557,225
  1,500,000     La Quinta Redevelopment Project, Pre-Refunded, 8.00%, 09/01/12 .......................       1,609,155
  3,500,000    La Verne COP, RDA, Capital Improvement, Series 1987, Pre-Refunded, 8.375%, 06/01/17....       3,594,710
 10,000,000    Lake Arrowhead Community Services District, COP, Refunding, FGIC Insured, 6.50%, 06/01/15    10,548,000
  6,750,000    Lake Elsinore Public Financing Authority, Tax Allocation Revenue,
                Lake Elsinore Redevelopment Projects,
                Series A, FSA Insured, 5.80%, 09/01/25................................................       6,521,918
  5,150,000    Lake Elsinore USD, COP, Refunding, 6.90%, 02/01/20 ....................................       5,392,668
               Lake Elsinore USD, Special Tax, CFD No. 88-1,
  4,825,000     7.50%, 09/01/14 ......................................................................       4,840,247
  4,200,000     8.25%, 09/01/16 ......................................................................       4,422,852
  6,705,000    Lakewood RDA, Refunding, Tax Allocation, Redevelopment
                Project No. 1, Series A, FSA Insured, 6.50%, 09/01/17 ................................       7,087,319
  4,155,000    Lancaster CFD No. 89-1, 7.60%, 09/01/20 ...............................................       3,240,900
               Lancaster COP, Refunding, School District Project, FSA Insured,
  2,640,000     6.95%, 03/01/12 ......................................................................       2,934,228
  3,555,000     7.00%, 03/01/22 ......................................................................       3,942,317
      5,000    Lancaster RDA, RMR, Los Angeles County, Series 1983-A, 10.125%, 09/01/16 ..............           5,061
               Lancaster RDA, Tax Allocation,
  9,125,000     Combined Redevelopment Project Areas, Housing Program,
                MBIA Insured, 5.80%, 08/01/23 ........................................................       9,002,908
 13,140,000       cCombined Redevelopment Project Areas, Sheriff's Program,
                   MBIA Insured, 5.70%, 08/01/23 .....................................................      12,789,688
  3,250,000     Lancaster Residential, sub. notes, 6.625%, 10/01/97 ..................................       3,266,608
  6,055,000     Refunding, Amargosa Redevelopment Project, MBIA Insured, 6.85%, 02/01/19 .............       6,453,056
  6,000,000     Refunding, Lancaster Redevelopment Project No. 6, MBIA Insured, 5.80%, 08/01/23.......       5,919,720
               Lassen County COP, Public Facility Project,
  1,260,000     Series A, 7.50%, 11/01/04 ............................................................       1,330,094
  1,840,000     Series A, 7.60%, 11/01/09 ............................................................       1,930,896
  1,045,000     Series B, 7.50%, 11/01/04 ............................................................       1,103,133
  1,050,000     Series B, 7.60%, 11/01/09 ............................................................       1,101,870
  1,000,000    Lemon Grove CDA Revenue, Tax Allocation, Lemon Redevelopment Project, 6.90%, 08/01/20..       1,037,630
  4,400,000    Lemoore Financing Authority Lease Revenue, Water and Waste Water System Improvement Project,
                AMBAC Insured, 6.20%, 12/01/20 .......................................................       4,561,260
  6,105,000    Lemoore RDA, Tax Allocation, Refunding, 6.85%, 08/01/25................................       6,355,366
  2,745,000    Liberty Union High School District, Series A, FSA Insured, 6.20%, 08/01/19 ............       2,822,958
               Little Lake City School District, COP, Refunding, Series A,
    280,000     6.15%, 06/01/06 ......................................................................         285,286
    300,000     6.20%, 06/01/07 ......................................................................         304,323
    315,000     6.25%, 06/01/08 ......................................................................         318,837
    335,000     6.25%, 06/01/09 ......................................................................         338,340
    355,000     6.25%, 06/01/10 ......................................................................         357,758
 15,000,000    Local Government Finance, Joint Powers Authority Revenue, Anaheim RDA, Series A, Pre-Refunded,
                8.20%, 09/01/15 ......................................................................      16,132,350
  9,530,000    Local Medical Facilities Financing Authority, COP, 7.55%, 03/01/20 ....................      10,152,595
               Local Medical Facilities Financing Authority II, COP, California Health Clinic Project,
  4,195,000     7.55%, 11/01/20 ......................................................................       4,508,492
  2,985,000     Series B, 6.85%, 10/01/21 ............................................................       3,108,400
  3,645,000    Local Medical Facilities Financing Authority III, COP,
                Insured Health Clinic Projects, 6.90%, 07/01/22 ......................................       3,811,066
  4,750,000    Lodi USD, COP, Refunding, Educational Support Center, FSA Insured, 5.75%, 09/01/20.....       4,630,490
 11,525,000    Loma Linda Hospital Revenue, Refunding, Loma
                Linda University Medical Center, Series A, AMBAC Insured,
                6.55%, 12/01/18 ......................................................................      12,125,107
               Long Beach COP, Fleet Services Project, Series A,
  7,715,000     6.60%, 05/01/14 ......................................................................       7,887,507
  3,680,000     6.00%, 05/01/17 ......................................................................       3,616,594
               Long Beach Harbor Revenue, MBIA Insured,
 10,285,000     5.375%, 05/15/20......................................................................       9,461,994
 15,500,000     5.25%, 05/15/25.......................................................................      13,832,820
  2,495,000    Long Beach HMR, Series 1983-A, 9.60%, 11/01/14 ........................................       2,561,666
               Long Beach RDA, Downtown Redevelopment Project, Series B, Pre-Refunded,
$ 3,080,000     8.20%, 11/01/05 ......................................................................     $ 3,272,962
  3,410,000     8.30%, 11/01/10 ......................................................................       3,627,217
  3,735,000    Long Beach USD, COP, Los Angeles County Schools, Series A, 6.30%, 12/01/12 ............       3,821,017
  7,935,000    Long Beach Water Revenue, Refunding, 6.25%, 05/01/24 ..................................       8,066,245
               Los Angeles Community College District, COP, Series A,
  7,175,000     Capital Improvement Project, Pre-Refunded, 7.50%, 08/15/09 ...........................       7,810,490
  4,330,000     Refunding, FSA Insured, 6.00%, 08/15/20 ..............................................       4,344,982
               Los Angeles COP,
  3,360,000     Ararat Mission Hills Project, Series A, 7.25%, 06/01/21 ..............................       3,581,424
  5,335,000     Bay Harbor Hospital, Inc., 7.30%, 04/01/20 ...........................................       5,638,935
  6,000,000    Los Angeles County, Capital Asset Leasing Corp., Leasehold Revenue, Refunding, AMBAC Insured,
                6.00%, 12/01/16 ......................................................................       6,054,360
               Los Angeles County COP,
 15,545,000     CHFCLP Insured Health Clinic Program, Series A, 7.30%, 01/01/21 ......................      16,980,892
  7,175,000     CHFCLP Insured Health Clinic Program, Series B, 7.05%, 08/01/21 ......................       7,432,511
  1,260,000     CHFCLP Insured Health Clinic Program, Series C, 6.90%, 01/01/22 ......................       1,316,700
  3,250,000     Civic Center Heating and Refrigeration Plant, Pre-Refunded, 8.00%, 06/01/10 ..........       3,456,700
 11,560,000     Disney Parking Project, 5.50%, 09/01/21 ..............................................      10,387,700
 13,060,000     Disney Parking Project, 6.50%, 03/01/23 ..............................................      13,155,207
  1,000,000     Hospital Information System, Medical Center, 5.90%, 12/01/97 .........................       1,007,970
 21,615,000     Marina del Rey, Series A, 6.50%, 07/01/08 ............................................      22,371,525
  6,000,000     Multiple Capital Facilities Project III, 6.25%, 11/01/07 .............................       5,981,220
  7,520,000     Refunding, CHFCLP Insured Health Clinic Program,
                Behavorial Health Service, Series F, 5.875%, 01/01/21.................................       7,345,160
  3,400,000     Refunding, Retirement Housing Foundation, 6.625%, 04/15/12 ...........................       3,546,064
  7,665,000     Refunding, Retirement Housing Foundation, 6.75%, 04/15/22 ............................       7,981,718
  1,000,000     Series 1992, 6.625%, 07/01/22 ........................................................       1,034,970
               Los Angeles County Metropolitan Transportation Authority,
                Sales Tax Revenue, Refunding, Proposition A, Series A,
 27,500,000     FGIC Insured, 5.00%, 07/01/21.........................................................      24,038,850
 20,060,000     MBIA Insured, 5.625%, 07/01/18........................................................      19,394,610
 35,355,000    Los Angeles County Public Works, Financing Authority Revenue,
                Regional Park and Open Space District,
                Series A, 6.00%, 10/01/15.............................................................      35,634,305
               Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
               Series A, MBIA Insured,
 33,545,000     5.25%, 10/01/19.......................................................................      30,460,873
 19,300,000     5.00%, 10/01/23.......................................................................      16,850,176
               Los Angeles County SFMR, GNMA Secured,
  2,360,000     Issue 1986-A, 7.875%, 08/01/16 .......................................................       2,398,397
  3,485,000     Issue 1987-A, 8.00%, 03/01/17 ........................................................       3,642,627
               Los Angeles County Special Tax, CFD No. 1, Palmdale/Lancaster Waterworks, Series A,
    230,000     8.00%, 09/01/06 ......................................................................         236,081
  4,350,000     8.125%, 09/01/18 .....................................................................       4,481,196
               Los Angeles County Special Tax, CFD No. 2, Rowland Heights Area, Pre-Refunded,
  1,070,000     7.90%, 09/01/08 ......................................................................       1,119,338
  6,255,000     8.00%, 09/01/18 ......................................................................       6,544,607
  5,785,000    Los Angeles County Special Tax, CFD No. 3, Series A, 7.60%, 09/01/14 ..................       5,953,864
 15,898,000    Los Angeles County Transportation Commission, Lease Revenue, FSA Insured, 7.375%, 12/15/06   17,564,428
               Los Angeles County Transportation Commission, Sales Tax Revenue,
 26,410,000     Refunding, Series A, 7.40%, 07/01/09 .................................................      28,157,286
  1,830,000     Refunding, Series A, 7.40%, 07/01/15 .................................................       1,962,803
  8,240,000     Refunding, Series A, Pre-Refunded, 8.00%, 07/01/18 ...................................       8,794,387
  4,300,000     Refunding, Series B, 6.50%, 07/01/13 .................................................       4,562,257
  5,000,000     Refunding, Series B, FGIC Insured, 6.50%, 07/01/13 ...................................       5,295,150
 28,095,000     Refunding, Series B, FGIC Insured, 5.75%, 07/01/18 ...................................      27,752,803
 13,480,000     Refunding, Series B, MBIA Insured, 5.75%, 07/01/18 ...................................      13,315,814
  1,200,000     Series A, FGIC Insured, 6.25%, 07/01/16 ..............................................       1,201,320
 29,590,000     Series A, Proposition C, Second Senior, MBIA Insured, 6.625%, 07/01/09 ...............      32,023,778
 15,000,000     Series A, Proposition C, Second Senior, MBIA Insured, 6.25%, 07/01/13 ................      15,617,700
 55,780,000     Series A, Proposition C, Second Senior, MBIA Insured, 6.00%, 07/01/23 ................      55,935,626

               Los Angeles CRDA, Financing Authority Revenue, Pooled Financing,
$ 7,500,000     Beacon Normandie, Series B, 6.625%, 09/01/14 .........................................     $ 7,682,100
  5,000,000     Bunker Harbor, Series A, 6.375%, 09/01/14 ............................................       4,859,000
  6,575,000    Los Angeles CRDA, MFHR, Refunding, Angelus Plaza Project, Series A, 6.40%, 07/01/23....       6,666,524
               Los Angeles CRDA, Tax Allocation, Refunding,
 20,000,000     Bunker Hill, Series H, FSA Insured, 5.625%, 12/01/18..................................      19,330,400
 50,090,000     Bunker Hill, Series H, FSA Insured, 5.625%, 12/01/23..................................      47,665,644
 36,900,000     Bunker Hill, Series H, FSA Insured, 5.60%, 12/01/28...................................      34,814,781
 17,245,000     Central Business District, Series G, 6.75%, 07/01/10..................................      17,512,642
               Los Angeles Department of Water and Power Electric Plant Revenue,
 33,125,000     Crossover Refunding, 5.875%, 09/01/30 ................................................      32,019,288
 15,000,000     Crossover Refunding, FGIC Insured, 5.875%, 09/01/30...................................      14,836,500
 19,400,000     Crossover Refunding, MBIA Insured, 5.875%, 09/01/30...................................      19,188,540
 14,500,000     Crossover Refunding, Second Issue, 5.40%, 11/15/31....................................      12,928,925
 37,080,000     Crossover Refunding, Series 1989, Pre-Refunded, 7.40%, 09/01/20 ......................      40,041,950
 87,955,000     Crossover Refunding, Series 1993, MBIA Insured, 5.375%, 09/01/23 .....................      81,256,347
  8,245,000     Refunding, Series 1992, 6.375%, 02/01/20 .............................................       8,562,845
  8,290,000     Refunding, Series 1992, 6.00%, 02/01/28 ..............................................       8,318,601
 11,060,000     Refunding, Series 1992, MBIA Insured, 6.00%, 02/01/28 ................................      11,157,439
 37,600,000     Second Issue, 6.00%, 08/15/32 ........................................................      37,269,496
 14,535,000     Series 1987, 7.60%, 07/15/27 .........................................................      15,086,458
 22,800,000     Series 1988, 7.90%, 05/01/28 .........................................................      24,157,056
101,095,000     Series 1993, 6.125%, 01/15/33 ........................................................     101,797,610
  5,000,000     Series 1993, FGIC Insured, 6.125%, 01/15/33 ..........................................       5,084,450
               Los Angeles Department of Water and Power Waterworks Revenue,
  6,700,000     Crossover Refunding, FGIC Insured, 5.25%, 04/15/18....................................       6,178,941
 10,520,000     Crossover Refunding, Series 1993, 5.80%, 04/15/24 ....................................      10,090,784
 11,100,000     FGIC Insured, 6.125%, 05/15/25........................................................      11,415,018
 21,590,000     Refunding, Series 1992, 6.40%, 05/15/28 ..............................................      22,309,379
  1,000,000     Second Issue, 6.50%, 11/01/14 ........................................................       1,048,890
 14,815,000     Second Issue, 6.40%, 11/01/31 ........................................................      15,358,711
 15,590,000     Second Issue, 6.00%, 07/15/32 ........................................................      15,565,524
  5,500,000     Second Issue, FGIC Insured, 6.40%, 11/01/31 ..........................................       5,760,590
  3,200,000     Second Issue, FGIC Insured, 6.00%, 07/15/32 ..........................................       3,218,368
  4,330,000     Second Issue, MBIA Insured, 6.00%, 07/15/32 ..........................................       4,354,854
  3,850,000     Series 1989, 7.20%, 02/15/19 .........................................................       4,116,882
  3,500,000     Series 1992, 6.50%, 04/15/32 .........................................................       3,617,320
  3,000,000     Series 1994, MBIA Insured, 6.375%, 07/01/34 ..........................................       3,132,660
               Los Angeles GO, Series A,
  6,465,000     FGIC Insured, 6.10%, 09/01/12.........................................................       6,679,056
  8,130,000     FGIC Insured, 6.125%, 09/01/13........................................................       8,385,201
 11,470,000     FGIC Insured, Series A, 6.30%, 09/01/15...............................................      11,883,264
  5,000,000     MBIA Insured, 6.00%, 09/01/12 ........................................................       5,126,050
               Los Angeles Harbor Department Revenue, Series B,
 24,810,000     6.125%, 08/01/18......................................................................      25,019,148
 59,835,000     6.20%, 08/01/22.......................................................................      60,703,804
 35,690,000     6.20%, 08/01/25.......................................................................      36,710,377
    500,000    Los Angeles HMR, Series 1985, 9.00%, 06/15/18 .........................................         503,085
  6,000,000    Los Angeles Metropolitan Transportation Authority,
                Sales Tax Revenue, Proposition A, First Tier, Senior Series A,
                MBIA Insured, 6.00%, 07/01/23.........................................................       6,048,120
  7,425,000    Los Angeles MFHR, Refunding, Senior Series G, FSA Insured, 5.75%, 01/01/24 ............       7,226,604
  3,000,000    Los Angeles Municipal Improvement Corp., Lease Revenue,
                Refunding, Central Library Project, Series A,
                6.30%, 06/01/18 ......................................................................       3,049,710
               Los Angeles USD, COP, Refunding, Dr. Francisco Bravo Medical Facility,
  3,040,000     6.50%, 06/01/04 ......................................................................       3,257,542
  1,145,000     6.60%, 06/01/05 ......................................................................       1,226,673
  3,610,000     6.60%, 06/01/06 ......................................................................       3,850,607
  8,505,000     6.625%, 06/01/08 .....................................................................       9,049,660

               Los Angeles Waste Water System Revenue,
$15,000,000     Refunding, Series A, FGIC Insured, 6.00%, 12/01/12 ...................................    $ 15,203,700
 65,445,000     Refunding, Series A, MBIA Insured, 5.70%, 06/01/20 ...................................      63,797,095
 35,505,000     Refunding, Series A, MBIA Insured, 5.80%, 06/01/21 ...................................      34,601,753
 15,495,000     Refunding, Series C, 7.10%, 06/01/18 .................................................      16,526,347
 31,540,000     Refunding, Series C, MBIA Insured, 5.60%, 06/01/20....................................      30,350,311
  8,000,000     Refunding, Series D, FGIC Insured, 6.00%, 11/01/14 ...................................       8,133,440
 25,665,000     Series A, FGIC Insured, 6.00%, 12/01/18 ..............................................      25,802,051
 45,400,000     Series A, MBIA Insured, 5.875%, 06/01/24 .............................................      44,939,644
 10,650,000     Series B, AMBAC Insured, 6.00%, 06/01/22 .............................................      10,710,386
 75,720,000     Series B, MBIA Insured, 5.70%, 06/01/23...............................................      73,706,605
  7,210,000    Lynwood RDA, Tax Allocation, Project Area, Series A, 6.50%, 07/01/13 ..................       7,095,577
               Lynwood USD, COP, Series A,
    490,000     7.70%, 11/01/07 ......................................................................         500,241
    300,000     7.70%, 11/01/08 ......................................................................         306,258
  1,140,000     7.70%, 11/01/09 ......................................................................       1,163,723
  2,360,000    Madera-Chowchilla Power Authority, Hydroelectric Revenue, Refunding, 8.00%, 01/01/14 ..       2,517,412
               Madera County COP, Valley Children's Hospital, MBIA Insured,
 18,000,000     6.125%, 03/15/23......................................................................      18,436,860
 27,500,000     5.75%, 03/15/28.......................................................................      26,725,050
  1,250,000    Madera USD, COP, 6.50%, 12/01/07 ......................................................       1,316,800
  2,330,000    Marin County COP, Capital Improvement Project, 6.625%, 08/01/06 .......................       2,511,227
               Martinez USD, Refunding, Series 1992,
  1,260,000     6.00%, 08/01/06 ......................................................................       1,286,888
  1,265,000     6.00%, 08/01/10 ......................................................................       1,288,491
  1,110,000    Marysville COP, Capital Improvement Financing Project, 7.125%, 02/01/13 ...............       1,152,569
  7,070,000    Mayer's Memorial Hospital District, Health Facility Revenue,
                Fall River Mills, IDBI Insured, Pre-Refunded,
                7.70%, 02/01/19 ......................................................................       7,560,092
  6,310,000    Mendocino County COP, Refunding, MBIA Insured, 7.40%, 08/15/06 ........................       6,663,802
               Mendota and Parlier USD, COP, Capital Outlay Financing Program,
  1,025,000     7.50%, 01/01/11 ......................................................................       1,034,379
    795,000     7.55%, 01/01/17 ......................................................................         809,175
  3,475,000    Menlo Park CDA, MFHR, Gateway Project, Series A, FHA Insured, 8.25%, 12/01/28 .........       3,592,490
  3,580,000    Merced Irrigation District, COP, Water Facilities Project, 6.40%, 11/01/10 ............       3,629,225
               Metropolitan Water District Revenue, Southern California Waterworks,
 78,315,000     5.50%, 07/01/19 ......................................................................      73,441,458
  5,250,000     5.00%, 07/01/20 ......................................................................       4,589,970
 10,490,000     Series C, 5.00%, 07/01/37.............................................................       8,958,250
               Mid-Peninsula Regional Open Space District, COP,
  5,000,000     Series 1990, Pre-Refunded, 7.60%, 09/01/20 ...........................................       5,454,400
  5,200,000     Special Districts Association Finance Corp., 5.75%, 09/01/20 .........................       4,955,704
               Mid-Peninsula Regional Open Space District, Series 1990,
  1,215,000     7.50%, 09/01/07 ......................................................................       1,304,679
  1,305,000     7.50%, 09/01/08 ......................................................................       1,399,782
  1,400,000     7.50%, 09/01/09 ......................................................................       1,501,682
  1,500,000     7.50%, 09/01/10 ......................................................................       1,607,175
  2,750,000    Mill Valley Revenue, COP, 7.10%, 12/01/20 .............................................       2,908,840
 13,000,000    Modesto COP, Water System Improvement Project, AMBAC Insured, 6.25%, 10/01/22 .........      13,348,010
               Modesto Health Facility Revenue, Memorial Hospital Association, Series A,
  3,800,000     MBIA Insured, 6.85%, 06/01/16 ........................................................       4,063,416
  6,800,000     Pre-Refunded, 7.875%, 08/01/18 .......................................................       7,267,704
 10,000,000    Modesto Irrigation District, COP, Refunding and Capital
                Improvement Project, Series A, MBIA Insured,
                6.00%, 10/01/21 ......................................................................      10,038,900
  3,000,000    Modesto Irrigation District, Financing Authority Revenue,
                Domestic Water Project, Series A, AMBAC Insured,
                6.125%, 09/01/19 .....................................................................       3,057,870
    670,000    Mojave Water Agency ID, Morongo Basin, ETM, 6.20%, 09/01/01............................         711,500
               Montclair RDA, Tax Allocation,
  1,645,000     Redevelopment Project No. IV, 6.90%, 10/01/22 ........................................       1,721,443
  4,245,000     Redevelopment Project No. V, 6.90%, 10/01/22 .........................................       4,432,162
$ 1,505,000    Monterey Bay Unified Air Pollution Control District, COP, Pre-Refunded, 7.375%, 12/01/15  $   1,641,759
               Monterey County COP, Natividad Medical Center Improvement Project,
  1,095,000     Series A, 6.10%, 08/01/23 ............................................................       1,069,651
  5,170,000     Series B, MBIA Insured, 6.10%, 08/01/27 ..............................................       5,264,353
  3,500,000     Series C, MBIA Insured, 6.50%, 08/01/15 ..............................................       3,715,950
 13,250,000     Series C, MBIA Insured, 6.60%, 08/01/23 ..............................................      14,169,815
 13,385,000     Series C, MBIA Insured, 6.25%, 08/01/28 ..............................................      13,794,313
               Monterey Hospital Revenue,
  1,695,000     Monterey Peninsula Hospital Project, Series A, 7.375%, 07/01/14 ......................       1,723,120
  1,130,000     Refunding, Monterey Peninsula Hospital, Series B, 7.375%, 07/01/14 ...................       1,148,747
 13,680,000    Monterey Park RDA, Tax Allocation, Refunding,
                Atlantic-Garvey Redevelopment Project No. 1, 6.85%, 09/01/14..........................      14,013,382
  5,830,000    Moreno Valley Special Tax, Refunding, Towngate Community
                Facilities 87-1, Series A, FSA Insured,
                5.875%, 12/01/15......................................................................       5,813,093
               Moreno Valley USD, COP, Land Acquisition, FSA Insured, Series E,
    250,000     6.70%, 09/01/11 ......................................................................         256,275
  2,895,000     6.75%, 09/01/27 ......................................................................       2,962,396
               Moreno Valley USD, COP, Palm Middle School,
     10,000     ETM, 7.00%, 09/01/01 .................................................................          10,914
     10,000     Pre-Refunded, 7.10%, 09/01/02 ........................................................          11,117
     10,000     Pre-Refunded, 7.20%, 09/01/03 ........................................................          11,156
      5,000     Pre-Refunded, 7.30%, 09/01/05 ........................................................           5,598
  3,350,000    Moulton-Niguel Water District, ID No. 6, Series 2, Pre-Refunded, 8.00%, 05/01/13.......       3,427,419
  5,000,000    Mount Diablo USD, Special Tax, CFD No. 1, AMBAC Insured, 6.30%, 08/01/22 ..............       5,177,150
  4,195,000    Mount Shasta Hospital Revenue, COP, Mercy Medical
                Center, Series A, Pre-Refunded, 7.25%, 07/01/19 ......................................       4,425,431
               Mountain View Capital Improvements, Financing Authority Revenue, City Hall, MBIA Insured,
  3,110,000     6.25%, 08/01/12 ......................................................................       3,232,938
  2,000,000     6.50%, 08/01/16 ......................................................................       2,100,020
  2,175,000    Mountain View-Los Altos UHSD, COP, Financing Project, Pre-Refunded, 7.40%, 08/01/16 ...       2,439,741
               Mountain View School District, COP, Santa Clara County Financing Project,
  1,010,000     6.75%, 04/01/07 ......................................................................       1,055,400
  1,430,000     6.90%, 04/01/12 ......................................................................       1,504,989
  9,605,000    Mountain View, Shoreline Regional Park, Community
                Tax Allocation, Series A, MBIA Insured, 5.75%, 08/01/18...............................       9,487,915
               M-S-R Public Power Agency Revenue, San Juan Project,
 16,550,000     Series C, 6.875%, 07/01/19 ...........................................................      16,881,000
  5,000,000     Series C, AMBAC Insured, 6.875%, 07/01/19 ............................................       5,100,000
  8,630,000     Series C, AMBAC Insured, 5.50%, 07/01/21 .............................................       8,240,356
  8,490,000     Series E, MBIA Insured, 6.00%, 07/01/22...............................................       8,520,479
 10,750,000     Series F, AMBAC Insured, 6.00%, 07/01/20 .............................................      10,818,155
  1,510,000    Murieta County Water District, Special Tax, CFD No. 88-1, 8.10%, 10/01/18 .............       1,580,593
  6,125,000    Napa Housing Facility Revenue, Napa Park Apartments, Series A, 6.35%, 06/20/35 ........       6,192,988
  2,000,000    Napa Mortgage Revenue, Refunding, Creekside II Apartments
                Project, Series A, MBIA Insured, 6.625%, 07/01/25 ....................................       2,057,860
  1,580,000    Needles Public Financing Authority Revenue, Tax Allocation,
                Redevelopment Project, Series A, 7.50%, 08/15/22 .....................................       1,640,719
  6,275,000    Nevada County COP, Jail and Government Center Project,
                Refunding, FSA Insured, 5.875%, 10/01/19..............................................       6,255,548
  7,805,000    Nevada Power Authority Revenue, Refunding, Bowman Hydroelectric Project, 7.50%, 05/01/13      7,968,749
               Norco RDA, Tax Allocation, Redevelopment Project Area No. 1,
  8,820,000     Pre-Refunded, 8.10%, 03/01/18 ........................................................       9,319,829
  5,175,000     Pre-Refunded, 8.10%, 03/01/19 ........................................................       5,468,267
 10,000,000     Refunding, MBIA Insured, 5.75%, 03/01/26..............................................       9,724,900
               Northern California Public Power Agency Revenue, Hydroelectric Project No. 1,
 10,000,000     Refunding, Series A, MBIA Insured, 5.50%, 07/01/24....................................       9,332,100
 83,715,000     Refunding, Series B-1, Pre-Refunded, 8.00%, 07/01/24 .................................      87,753,412
 60,945,000     Refunding, Series B-2, Pre-Refunded, 8.00%, 07/01/24 .................................      63,884,987
114,045,000     Series E, 7.15%, 07/01/24 ............................................................     118,831,469
 38,500,000     Series F, 7.15%, 07/01/24 ............................................................      40,115,845
 38,500,000     Series G, 7.15%, 07/01/24 ............................................................      40,115,845
  7,625,000    Northern California Transmission Revenue, Ore Transmission Project,
                Series A, MBIA Insured, 6.00%, 05/01/24 ..............................................       7,657,559
 14,720,000    Norwalk Community Facilities Financing Authority Revenue,
                Tax Allocation, Projects No. 1 & 2, Pre-Refunded,
                8.00%, 12/01/19 ......................................................................      16,246,906

               Novato Special Tax, CFD No. 1, Pre-Refunded,
$   450,000     7.60%, 10/01/01 ......................................................................       $ 481,208
  4,565,000     8.65%, 10/01/11 ......................................................................       4,946,908
 16,350,000     8.75%, 10/01/21 ......................................................................      17,741,385
  1,720,000    Novato USD, COP, Capital Improvement Project, Series A, 6.70%, 10/01/12 ...............       1,724,008
  8,000,000    Oakland COP, Refunding, Oakland Museum, Series A, AMBAC Insured, 6.00%, 04/01/12 ......       8,039,840
 12,085,000    cOakland GO, Measure I, FGIC Insured, 5.85%, 12/15/22 .................................      12,004,997
               Oakland HFR,
    240,000     Issue D-1, 6.80%, 01/01/99 ...........................................................         245,616
    260,000     Issue D-1, 6.80%, 07/01/99 ...........................................................         263,981
    275,000     Issue D-1, 6.875%, 01/01/00 ..........................................................         280,110
    275,000     Issue D-1, 6.875%, 07/01/00 ..........................................................         276,026
    280,000     Issue D-1, 6.95%, 01/01/01 ...........................................................         280,504
    325,000     Issue D-1, 6.95%, 07/01/01 ...........................................................         325,657
  3,650,000     Issue D-1, 7.10%, 01/01/10 ...........................................................       3,737,564
    290,000     Issue D-2, 6.95%, 07/01/01 ...........................................................         290,586
  1,170,000     Issue D-2, 7.10%, 01/01/10 ...........................................................       1,197,437
  5,800,000     Issue D-2, 7.15%, 01/01/24 ...........................................................       5,907,474
               Oakland Joint Powers Financing Authority Lease Revenue, Oakland
                Administration Buildings, AMBAC Insured,
 12,500,000     5.75%, 08/01/21.......................................................................      12,179,500
 17,750,000     5.75%, 08/01/26.......................................................................      17,258,503
               Oakland Revenue, Refunding,
  6,000,000     Series A, FGIC Insured, 7.60%, 08/01/21 ..............................................       6,361,740
  5,405,000     YMCA Project, Series 1990, Pre-Refunded, 7.40%, 06/01/10 .............................       5,942,041
  5,185,000    Oceanside Building Authority Revenue, Refunding, 7.75%, 11/01/04 ......................       5,700,856
  4,205,000    Oceanside COP, La Salina Waste Water Treatment, Pre-Refunded, 7.00%, 05/01/21 .........       4,632,775
  5,000,000    Oceanside COP, Refunding, Oceanside Civic Center Project, MBIA Insured, 5.75%, 08/01/15       4,971,500
               Oceanside COP, Refunding, Series A,
  4,435,000     6.375%, 04/01/12 .....................................................................       4,488,885
  9,000,000     6.625%, 04/01/23 .....................................................................       9,013,860
  4,750,000    Oceanside COP, Refunding, Water System Project, AMBAC Insured, 5.80%, 08/01/21.........       4,658,515
  4,500,000    Oceanside COP, Waste Water Systems Plan, Refunding, AMBAC Insured, 5.80%, 05/01/21.....       4,413,915
  2,000,000    Oceanside COP, Water Use Association Finance Program,
                Series A, AMBAC Insured, 6.40%, 10/01/12 .............................................       2,115,620
               Ontario Montclair School District, COP, Series A, 7.50%, 10/01/12
  7,500,000       cCapital Projects, FSA Insured, 5.625%, 09/01/17....................................       7,343,700
  1,850,000     Series A, 7.50%, 10/01/12 ............................................................       1,922,557
               Orange County Airport Revenue, GO,
 10,505,000     John Wayne International Airport, Series 1987, 8.10%, 07/01/07 .......................      10,761,742
 32,910,000     John Wayne International Airport, Series 1987, 8.125%, 07/01/16 ......................      33,710,371
  4,495,000     John Wayne International Airport, Series 1987, Pre-Refunded, 8.10%, 07/01/07 .........       4,628,502
 14,090,000     John Wayne International Airport, Series 1987, Pre-Refunded, 8.125%, 07/01/16 ........      14,509,318
  5,000,000       cRefunding, MBIA Insured, 5.625%, 07/01/12..........................................       4,887,000
               Orange County COP,
  4,500,000     Civic Center Expansion Project, AMBAC Insured, Pre-Refunded, 6.00%, 08/01/21 .........       4,747,950
 13,800,000     Juvenile Justice Center Project, Pre-Refunded, 7.50%, 06/01/09 .......................      14,928,702
 16,500,000     Juvenile Justice Center Project, Pre-Refunded, 7.625%, 06/01/19 ......................      17,891,610
  2,375,000     Loma Ridge/Data Center Project, AMBAC Insured, Pre-Refunded, 6.00%, 06/01/21 .........       2,406,873
  3,250,000     Public Facilities Corp., 7.875%, 12/01/13 ............................................       3,400,313
  5,000,000     Refunding, Juvenile Justice Center Facilities, AMBAC Insured, 6.375%, 06/01/11 .......       5,180,800
  6,500,000    Orange County Development Agency, Tax Allocation, Refunding, Santa Ana Heights Area Project,
                6.125%, 09/01/23......................................................................       6,313,385
               Orange County Financing Authority Revenue, Refunding, Tax Allocation, Series A, MBIA Insured,
  5,525,000     6.50%, 09/01/21 ......................................................................       5,774,288
  8,000,000     6.50%, 09/01/22 ......................................................................       8,360,960
               Orange County Purchaser Certificates, Master Lease, Series 1990,
  2,000,000     7.00%, 09/01/97 ......................................................................       2,001,980
  2,000,000     7.00%, 09/01/98 ......................................................................       2,000,880
  1,000,000     7.00%, 09/01/99 ......................................................................         994,250
  1,975,000     7.00%, 09/01/00 ......................................................................       1,959,536
               Orange County Recovery, Refunding, Series A, MBIA Insured,
$79,010,000     5.75%, 06/01/15.......................................................................    $ 78,125,878
 17,100,000       cCOP, 5.875%, 07/01/19..............................................................      16,837,515
               Orange County Special Tax, Pre-Refunded,
  4,700,000     CFD No. 87-1, Dimensions Business Park, 8.25%, 08/15/13 ..............................       5,049,774
  5,000,000     CFD No. 87-4, Foothill Ranch, 8.00%, 08/15/10 ........................................       5,605,000
  9,900,000     CFD No. 88-1, Aliso Viejo, Series 1988-A, 8.00%, 08/15/05 ............................      10,604,187
 43,265,000     CFD No. 88-1, Aliso Viejo, Series 1988-A, 8.10%, 08/15/13 ............................      46,399,549
  2,865,000    Orange County Transportation District COP, Business Acquisition Project, 6.75%, 12/01/05      3,005,500
  4,000,000    Orange County USD, COP, Pre-Refunded, 6.875%, 06/01/21 ................................       4,276,160
               Orange County Water District, COP,
  2,000,000     AMBAC Insured, 6.50%, 08/15/11 .......................................................       2,083,360
  9,430,000     Refunding, Series A, 5.50%, 08/15/14..................................................       8,963,875
  3,400,000    Orange Cove Irrigation District Revenue, COP,
                Rehabilitation Project, Pre-Refunded, 7.25%, 02/01/12.................................       3,753,328
  8,530,000    Orange RDA Revenue, Refunding, Tax Allocation, Northwest
                Redevelopment Project, Series B, 5.70%, 10/01/23......................................       7,926,247
 12,150,000    Oroville Public Financing Authority Revenue, Series A, AMBAC Insured, 6.30%, 09/15/20 .      12,591,774
 10,060,000    Oroville Wyandotte Irrigation District Revenue, Refunding, Hydroelectric, 6.20%, 01/01/09    10,157,180
               Oxnard 1915 Act, AD No. 86-3, Northeast Industrial Area,
    950,000     8.10%, 09/02/00 ......................................................................         952,850
  2,020,000     8.10%, 09/02/01 ......................................................................       2,024,626
    965,000     8.20%, 09/02/02 ......................................................................         966,419
  1,490,000     8.20%, 09/02/03 ......................................................................       1,490,775
  1,330,000     8.20%, 09/02/04 ......................................................................       1,329,402
  1,590,000     8.20%, 09/02/05 ......................................................................       1,587,710
  2,230,000     8.20%, 09/02/06 ......................................................................       2,224,693
               Oxnard Public Facilities Corp., COP, Pre-Refunded,
 18,765,000     AMBAC Insured, 7.50%, 09/01/06 .......................................................      20,111,952
  3,750,000     Civic Library Project, 8.00%, 10/01/08 ...............................................       4,028,775
  1,345,000    Palm Desert 1915 Act, Improvement Board, AD No. 92-1, 7.60%, 09/02/12 .................       1,389,977
  5,020,000    Palm Desert Financing Authority Lease Revenue,
                Blythe County Administrative Project, 6.625%, 08/01/26................................       5,023,313
               Palm Desert Financing Authority Revenue, Tax Allocation,
                Project Area No.1, Series A, MBIA Insured,
  5,595,000     6.625%, 04/01/23 .....................................................................       5,964,606
 15,075,000     5.95%, 04/01/24 ......................................................................      15,074,849
  1,890,000    Palm Desert RDA, Tax Allocation, Project Area No. 1, MBIA Insured, 7.40%, 05/01/09 ....       1,913,096
 11,570,000    Palm Springs COP, Multiple Capital Facilities Project,
                Refunding, AMBAC Insured, 5.75%, 04/01/27.............................................      11,327,146
  5,000,000    Palm Springs COP, Municipal Gold Course Expansion Project, Pre-Refunded, 7.40%, 11/01/18      5,624,200
  2,230,000    Palm Springs Financing Authority Revenue, Tax Allocation, Series B, 6.875%, 08/01/21...       2,316,033
               Palmdale 1915 Act, AD No. 87-1, Rancho Vista, Pre-Refunded,
    500,000     8.20%, 09/02/00 ......................................................................         523,610
    555,000     8.20%, 09/02/01 ......................................................................         581,207
    625,000     8.20%, 09/02/02 ......................................................................         654,513
    700,000     8.20%, 09/02/03 ......................................................................         733,054
    775,000     8.20%, 09/02/04 ......................................................................         811,596
    850,000     8.20%, 09/02/05 ......................................................................         890,137
    945,000     8.20%, 09/02/06 ......................................................................         989,623
  1,040,000     8.20%, 09/02/07 ......................................................................       1,089,109
 11,580,000    Palmdale Civic Authority Revenue, Refunding, Merged Redevelopment
                Project Areas, Series A, MBIA Insured,
                6.15%, 09/01/24 ......................................................................      11,997,343
    495,000    Palmdale School District, COP, Series 1990, 7.40%, 08/01/20............................         506,880
 20,400,000    Palo Alto Medical Foundation, Insured Revenue, Series 1987, ETM, 7.875%, 05/15/17......      20,869,200
  4,210,000    Palomar Community College District, COP,
                Building Acquisition Project, Connie Lee Insured, 6.75%, 10/01/19 ....................       4,533,833
  6,300,000    Palomar Pomerado Hospital District Revenue,
                Refunding and Project, Series A, MBIA Insured, 5.00%, 11/01/14 .......................       5,716,494
  3,000,000    Panoche Water District, COP, 7.50%, 12/01/08 ..........................................       3,162,090
 22,070,000    Paramount RDA, Tax Allocation, Custodial Receipts, MBIA Insured, 6.25%, 08/01/23.......      22,744,901
  8,250,000    Pasadena COP, Art Center, College of Design, Connie Lee Insured, 6.50%, 12/01/19.......       8,709,195
  4,000,000    Pasadena Water Revenue, 6.00%, 07/01/13 ...............................................       4,061,880
               Perris Public Financing Authority Revenue, Refunding, Tax Allocation,
  5,280,000     Series B, MBIA Insured, 6.35%, 08/15/17 ..............................................       5,499,754
  3,330,000     Series C, 7.10%, 11/15/17 ............................................................       3,454,242
               Perris Public Financing Authority Revenue, Special Tax, Series A,
$   205,000     7.45%, 09/01/01 ......................................................................       $ 208,034
    235,000     7.50%, 09/01/02 ......................................................................         238,429
    270,000     7.55%, 09/01/03 ......................................................................         273,883
    305,000     7.60%, 09/01/04 ......................................................................         309,322
    325,000     7.60%, 09/01/05 ......................................................................         329,472
  3,555,000     7.80%, 09/01/19 ......................................................................       3,601,677
               Perris RDA, Tax Allocation,
  4,535,000     Central and North Perris Redevelopment Project, Series B, Pre-Refunded, 7.875%, 10/01/14     5,187,904
  2,935,000     Refunding, Central and North Perris Redevelopment
                Project, Series A, Pre-Refunded, 7.875%, 10/01/10 ....................................       3,380,709
    865,000     Series 1991, 7.15%, 08/01/11 .........................................................         895,491
  2,040,000     Series 1991, 7.20%, 08/01/21 .........................................................       2,116,051
               Perris Special Tax,
     50,000     CFD No. 88-1, Series A, ETM, 8.00%, 09/01/99 .........................................          54,037
     65,000     CFD No. 88-1, Series A, ETM, 8.05%, 09/01/00 .........................................          71,936
     85,000     CFD No. 88-1, Series A, ETM, 8.10%, 09/01/01 .........................................          96,279
    100,000     CFD No. 88-1, Series A, ETM, 8.15%, 09/01/02 .........................................         115,637
  6,040,000     CFD No. 88-1, Series A, Pre-Refunded, 8.30%, 09/01/18 ................................       7,269,623
  5,395,000     CFD No. 91-1, 8.75%, 09/01/21 ........................................................       5,748,319
 10,615,000    Perris Union High School District, CFD No. 87-1, 8.25%, 10/01/13 ......................       7,430,500
  4,800,000    Petaluma Community Development Commission, MFR,
                Park Lane Apartments, Series A, 6.875%, 11/20/34 .....................................       5,002,464
 18,905,000    Pico Rivera RDA, Tax Allocation, Refunding,
                Redevelopment Project Area No. 1, 8.15%, 05/01/07.....................................      19,315,049
  1,200,000    Pismo Beach Public Financing Authority Revenue, 6.90%, 09/15/22 .......................       1,210,260
  1,770,000    Placentia COP, Refunding, RDA, Series A, 6.90%, 01/01/14 ..............................       1,824,746
  3,230,000    Pleasant Valley School District, Ventura County COP,
                Woodcreek Road, Elementary School Project,
                6.375%, 08/01/18 .....................................................................       3,176,059
               Pleasanton COP,
  2,180,000     Capital Improvements, 6.70%, 10/01/11 ................................................       2,239,558
  3,500,000     Capital Projects No. 1 & 2, Pre-Refunded, 8.75%, 10/01/08 ............................       3,652,215
  4,585,000     Pleasanton Public Facilities Corp., Pre-Refunded, 7.875%, 09/01/14 ...................       5,030,204
               Pomona Public Financing Authority Revenue,
  6,490,000     Refunding, Series P, 5.75%, 10/01/15 .................................................       6,164,332
 10,205,000     Series H, AMBAC Insured, 7.40%, 05/01/18 .............................................      10,887,102
               Pomona RDA, Tax Allocation,
  2,370,000     Holt Ave./Indian Hill Blvd., Redevelopment Project, 8.25%, 06/01/16 ..................       2,409,271
  2,795,000     Refunding, Reservoir Street Industrial Redevelopment Project, 8.25%, 06/01/13 ........       2,841,565
 14,295,000     Southwest Pomona Redevelopment Project, 11.45%, 01/01/07 .............................      18,699,861
  4,675,000     West Holt Ave. Redevelopment Project, Pre-Refunded, 7.875%, 02/01/15 .................       4,834,698
  3,195,000    Port Hueneme RDA, Refunding, Tax Allocation, R-76 Project, 6.50%, 05/01/23 ............       3,212,668
               Port of Oakland Revenue, MBIA Insured,
  2,310,000     Series A, Pre-Refunded, 7.60%, 11/01/16 ..............................................       2,362,576
  1,525,000     Series E, 6.25%, 11/01/05 ............................................................       1,628,319
  1,050,000     Series E, 6.30%, 11/01/06 ............................................................       1,121,012
    500,000     Series E, 6.40%, 11/01/07 ............................................................         533,700
 11,495,000     Series E, 6.40%, 11/01/22 ............................................................      11,948,018
               Port of Oakland Special Facilities Revenue, Mitsui O.S.K. Lines Ltd., Series A,
  6,100,000     6.70%, 01/01/07 ......................................................................       6,446,053
  4,890,000     6.75%, 01/01/12 ......................................................................       5,073,277
  8,075,000     6.80%, 01/01/19 ......................................................................       8,334,288
  1,950,000    Porterville COP, Refunding, Public Building Project, AMBAC Insured, 6.30%, 10/01/18 ...       2,037,848
  8,100,000    Poway COP, RDA, Poinsettia Mobile Home Park, Pre-Refunded, 8.375%, 06/01/18 ...........       8,649,261
               Poway COP, Royal Mobile Home Park Project, FSA Insured,
  6,500,000     Capital Improvement, Pre-Refunded, 7.00%, 07/01/20....................................       7,132,905
  5,400,000     Refunding, 6.00%, 08/01/20............................................................       5,399,460
 15,000,000     Refunding, 6.00%, 08/01/28............................................................      14,893,650
  6,250,000     Refunding, FSA Insured, 5.875%, 08/01/15..............................................       6,232,000
               Poway RDA, Tax Allocation,
 23,000,000     Refunding, Sub-Parguay Redevelopment Project, FGIC Insured, 5.50%, 12/15/23...........      21,476,480
 11,710,000     Refunding, Sub-Parguay Redevelopment Project, FGIC Insured, 5.75%, 12/15/26...........      11,305,185
 15,000,000     Sub-Parguay Redevelopment Project, Series A, Pre-Refunded, 7.60%, 12/15/22 ...........      16,482,750
$63,000,000    Puerto Rico Commonwealth Highway and Transportation
                Authority, Highway Revenue, Series Y, 5.00%, 07/01/36.................................    $ 53,774,910
    610,000    Ramona Municipal Water District, COP, 8.50%, 07/15/11 .................................         637,481
  6,905,000    Rancho Cucamonga, Palmdale, Potterville, Colton HFA, SFMR,
                Series 1986, GNMA Secured, 7.55%, 08/01/18 ...........................................       7,119,469
  8,330,000    Rancho Cucamonga RDA, Tax Allocation, Rancho
                Redevelopment Project, Set-Aside Housing, MBIA Insured,
                5.25%, 09/01/21.......................................................................       7,684,258
  1,100,000    Rancho Cucamonga, Refunding, Special Tax, CFD No. 7, FSA Insured, 6.40%, 08/01/04 .....       1,157,926
               Rancho Murieta Community Services District, 1915 Act, ID No. 1,
    865,000     8.25%, 09/02/01 ......................................................................         897,515
    815,000     8.25%, 09/02/02 ......................................................................         845,465
    870,000     8.30%, 09/02/03 ......................................................................         902,512
    855,000     8.40%, 09/02/04 ......................................................................         887,114
    855,000     8.40%, 09/02/05 ......................................................................         886,934
    860,000     8.40%, 09/02/06 ......................................................................         891,940
    165,000    Redlands RDA, Refunding, Tax Allocation, Redlands
                Redevelopment Project, AMBAC Insured, 6.625%, 07/01/15 ...............................         168,686
               Redlands USD, COP, Series A, FSA Insured,
    750,000     6.15%, 09/01/11 ......................................................................         762,600
  4,310,000     6.25%, 09/01/27 ......................................................................       4,362,323
  3,795,000    Redwood City MFHR, Refunding, Redwood Plaza Project,
                Series 1987-A, GNMA Secured, 8.25%, 09/01/26 .........................................       3,826,043
  3,750,000    Redwood City Public Financing Authority Revenue, Local Agency, Series B, 7.25%, 07/15/11      3,930,000
               Rialto COP,
  2,715,000     5.75%, 02/01/22.......................................................................       2,627,658
    145,000     Series 1989, Pre-Refunded, 7.50%, 11/01/01 ...........................................         158,314
  3,165,000     Series 1989, Pre-Refunded, 7.50%, 11/01/15 ...........................................       3,455,610
  3,500,000    Rialto RDA, Tax Allocation, Agua Mansa Redevelopment Project, 6.75%, 03/01/24 .........       3,661,700
  2,000,000    Richmond Joint Power Finance Authority, Series B, Pre-Refunded, 7.00%, 05/15/07 .......       2,173,680
  3,715,000    Richmond Revenue, West Contra Costa YMCA Project, Pre-Refunded, 7.75%, 06/01/17 .......       4,121,941
  4,420,000    Ridgecrest COP, RDA, 7.60%, 03/01/13 ..................................................       4,575,805
               Ridgecrest RDA, Tax Allocation, Ridgecrest Redevelopment Project,
    200,000     8.00%, 02/01/09 ......................................................................         206,374
    220,000     8.00%, 02/01/10 ......................................................................         226,921
    240,000     8.00%, 02/01/11 ......................................................................         247,452
    255,000     8.00%, 02/01/12 ......................................................................         262,813
    275,000     8.00%, 02/01/13 ......................................................................         283,313
    300,000     8.00%, 02/01/14 ......................................................................         309,069
    325,000     7.80%, 02/01/15 ......................................................................         333,515
    355,000     7.40%, 02/01/16 ......................................................................         362,714
               Riverside County Asset Leasing Corp., Leasehold Revenue, Hospital Project, Series A,
 23,000,000     6.375%, 06/01/09 .....................................................................      23,893,320
 20,125,000     6.50%, 06/01/12 ......................................................................      21,238,919
 19,500,000     6.25%, 06/01/19 ......................................................................      19,544,655
  2,000,000     MBIA Insured, 6.25%, 06/01/19 ........................................................       2,019,840
  7,945,000    Riverside County Board of Education, COP, Financing Project, Series A, 6.65%, 11/01/17.       8,269,871
               Riverside County CFD,
    660,000     No. 84-2, Refunding, Lakehills Project, 7.60%, 09/01/00 ..............................         647,625
  5,130,000     No. 84-2, Refunding, Lakehills Project, 7.50%, 09/01/06 ..............................       5,033,813
    575,000     No. 85-1, Golden Triangle Project, Series A, Pre-Refunded, 7.50%, 09/01/06 ...........         616,486
  2,425,000     No. 85-1, Golden Triangle Project, Series B, Pre-Refunded, 7.50%, 09/01/06 ...........       2,599,964
    440,000     No. 85-2, California Oaks Project, ETM, 7.70%, 09/01/97 ..............................         447,115
    260,000     No. 85-2, California Oaks Project, ETM, 7.80%, 09/01/98 ..............................         273,666
    295,000     No. 85-2, California Oaks Project, Pre-Refunded, 7.90%, 09/01/99 .....................         317,886
    485,000     No. 85-2, California Oaks Project, Pre-Refunded, 8.00%, 09/01/00 .....................         522,937
    585,000     No. 85-2, California Oaks Project, Pre-Refunded, 8.05%, 09/01/01 .....................         631,157
 11,970,000     No. 85-2, California Oaks Project, Pre-Refunded, 8.25%, 09/01/13 .....................      12,946,991
 23,195,000     No. 86-1, Menifee Village Project, 7.875%, 09/01/11 ..................................      23,217,267
    305,000     No. 87-5, Special Tax, 7.90%, 09/01/98 ...............................................         243,619
    325,000     No. 87-5, Special Tax, 7.95%, 09/01/99 ...............................................         259,594
    355,000     No. 87-5, Special Tax, 8.00%, 09/01/00 ...............................................         283,556
    380,000     No. 87-5, Special Tax, 8.05%, 09/01/01 ...............................................         303,525
  7,500,000     No. 87-5, Special Tax, 8.20%, 09/01/13 ...............................................       5,990,625
               Riverside County CFD, (cont.)
$ 2,820,000     No. 87-5, Special Tax, 8.75%, 09/01/13 ...............................................     $ 2,252,475
  4,730,000     No. 89-1, Special Tax, 8.25%, 09/01/16 ...............................................       4,251,088
 16,000,000    Riverside County CFD No. 8, Mello Roos, Series 1987, 8.75%, 09/01/16 ..................      16,321,600
               Riverside County COP,
  4,975,000     Capital Projects, Series A, 6.875%, 11/01/09 .........................................       5,280,117
 15,900,000     Capital Projects, Series A, 6.125%, 11/01/21 .........................................      15,945,792
  4,775,000     Desert Justice Facility Project, MBIA Insured, 6.00%, 12/01/17 .......................       4,822,655
  4,625,000     Desert Justice Facility Project, MBIA Insured, 6.25%, 12/01/21 .......................       4,764,675
  5,295,000     Family Law Court Project, MBIA Insured, 5.75%, 11/01/27...............................       5,146,316
  3,945,000     Refunding, Juvenile Facility, Pre-Refunded, 8.00%, 10/01/18 ..........................       4,238,271
               Riverside County Flood Control and Water Conservation District, Elsinore Valley AD, Zone 3, Series 1993,
    165,000     7.875%, 09/01/03......................................................................         189,470
    180,000     7.875%, 09/01/04 .....................................................................         208,928
    190,000     7.875%, 09/01/05......................................................................         222,422
    205,000     7.875%, 09/01/06......................................................................         241,539
    225,000     7.875%, 09/01/07......................................................................         265,343
    240,000     7.875%, 09/01/08......................................................................         284,446
    260,000     7.875%, 09/01/09......................................................................         308,519
    280,000     7.875%, 09/01/10......................................................................         332,170
    305,000     7.875%, 09/01/11......................................................................         360,934
    325,000     7.875%, 09/01/12......................................................................         390,468
    350,000     7.875%, 09/01/13......................................................................         421,183
    380,000     7.875%, 09/01/14......................................................................         460,013
    410,000     7.875%, 09/01/15......................................................................         496,498
    440,000     7.875%, 09/01/16......................................................................         532,668
    475,000     7.875%, 09/01/17......................................................................         574,527
               Riverside County Housing Authority Revenue,
  6,750,000     Riverside Apartment Project, 7.875%, 11/01/19 ........................................       6,532,043
 13,980,000     Series 1988-A, 7.85%, 10/01/08 .......................................................      13,948,545
 33,080,000     Series 1988-A, 7.90%, 10/01/18 .......................................................      33,327,108
               Riverside County RDA, Tax Allocation,
  1,100,000     Series A, 7.60%, 10/01/25 ............................................................       1,152,668
  2,750,000     Series B, 7.60%, 10/01/25 ............................................................       2,881,670
  1,600,000     Series C, 7.60%, 10/01/25 ............................................................       1,676,608
  2,100,000     Series D, 7.60%, 10/01/25 ............................................................       2,200,548
  5,600,000     Series E, 7.60%, 10/01/25 ............................................................       5,868,128
               Riverside County SFMR, GNMA Secured,
    585,000     Series 1989-B, 7.60%, 11/01/19 .......................................................         619,667
  1,550,000     Series 1991-A, 7.20%, 10/01/24 .......................................................       1,576,474
               Riverside Hospital Revenue, Parkview Community Hospital Medical Center Project,
  5,000,000     8.25%, 08/01/14 ......................................................................       5,209,150
  6,545,000     Refunding, 9.25%, 12/01/05 ...........................................................       6,682,772
  6,210,000    Riverside MFHR, Palm Shadows Apartments, Series A, 6.50%, 01/01/18 ....................       6,329,597
               Riverside Public Financing Authority Revenue, Airport and
                Central Industrial Redevelopment Project, Series A,
    240,000     7.80%, 02/01/08 ......................................................................         244,790
  3,300,000     7.90%, 02/01/18 ......................................................................       3,370,290
  6,000,000    Riverside RDA, Refunding, Tax Allocation, Merged
                Redevelopment Project, Series A, MBIA Insured,
                5.625%, 08/01/23......................................................................       5,741,700
  3,000,000    Riverside Water Revenue, 6.00%, 10/01/15 ..............................................       3,022,230
               Rocklin 1915 Act, Refunding,
    460,000     7.55%, 09/02/03 ......................................................................         475,971
    495,000     7.60%, 09/02/04 ......................................................................         512,186
    535,000     7.65%, 09/02/05 ......................................................................         553,575
    580,000     7.65%, 09/02/06 ......................................................................         600,138
    625,000     7.65%, 09/02/07 ......................................................................         646,700
    675,000     7.65%, 09/02/08 ......................................................................         698,436
  6,085,000    Rocklin USD, CFD No. 1, Pre-Refunded, 7.70%, 09/01/12 .................................       6,771,936

$ 7,500,000    Rohnert Park CDA, Tax Allocation, Rohnert Park
                Redevelopment Project, Pre-Refunded, 8.20%, 06/01/18..................................     $ 7,993,800
  8,380,000    Rohnert Park HFA Revenue, Rancho Feliz Mobile Home Park, FSA Insured, 5.375%, 12/01/26.       7,689,907
               Roseville 1915 Act, Limited Obligation, Refunding,
    120,000     North Roseville, Rocklin Sewer District No. 88-3, 8.00%, 09/02/99 ....................         124,296
    125,000     North Roseville, Rocklin Sewer District No. 88-3, 8.00%, 09/02/00 ....................         129,475
    135,000     North Roseville, Rocklin Sewer District No. 88-3, 8.00%, 09/02/01 ....................         139,833
    145,000     North Roseville, Rocklin Sewer District No. 88-3, 8.10%, 09/02/02 ....................         150,191
    160,000     North Roseville, Rocklin Sewer District No. 88-3, 8.15%, 09/02/03 ....................         165,728
    170,000     North Roseville, Rocklin Sewer District No. 88-3, 8.20%, 09/02/04 ....................         176,086
    185,000     North Roseville, Rocklin Sewer District No. 88-3, 8.20%, 09/02/05 ....................         191,623
    200,000     North Roseville, Rocklin Sewer District No. 88-3, 8.20%, 09/02/06 ....................         207,160
    220,000     North Roseville, Rocklin Sewer District No. 88-3, 8.25%, 09/02/07 ....................         227,874
    235,000     North Roseville, Rocklin Sewer District No. 88-3, 8.25%, 09/02/08 ....................         243,411
    205,000     North Roseville, Rocklin Sewer District No. 88-3, 8.25%, 09/02/09 ....................         212,337
    220,000     Rocky Ridge-Harding, District No. 88-4, 8.00%, 09/02/99 ..............................         227,876
    245,000     Rocky Ridge-Harding, District No. 88-4, 8.00%, 09/02/00 ..............................         253,771
    260,000     Rocky Ridge-Harding, District No. 88-4, 8.00%, 09/02/01 ..............................         269,308
    285,000     Rocky Ridge-Harding, District No. 88-4, 8.10%, 09/02/02 ..............................         295,203
    305,000     Rocky Ridge-Harding, District No. 88-4, 8.15%, 09/02/03 ..............................         315,919
    330,000     Rocky Ridge-Harding, District No. 88-4, 8.20%, 09/02/04 ..............................         341,814
    350,000     Rocky Ridge-Harding, District No. 88-4, 8.20%, 09/02/05 ..............................         362,530
  2,050,000    Roseville City School District, COP, Pre-Refunded, 7.50%, 09/01/15 ....................       2,121,463
               Roseville Special Tax,
    715,000     CFD No. 1, 7.50%, 09/01/02 ...........................................................         735,621
    825,000     CFD No. 1, 7.60%, 09/01/04 ...........................................................         846,227
 15,660,000     CFD No. 1, 7.70%, 09/01/20 ...........................................................      16,062,149
    355,000     CFD No. 2, 8.00%, 09/01/06 ...........................................................         376,286
  7,165,000     CFD No. 2, 8.25%, 09/01/21 ...........................................................       7,563,016
  1,725,000     Northcentral Roseville CFD No. 1, 8.00%, 11/01/02 ....................................       1,803,367
  1,860,000     Northcentral Roseville CFD No. 1, 8.10%, 11/01/03 ....................................       1,956,236
 10,000,000     Northcentral Roseville CFD No. 1, 8.40%, 11/01/10 ....................................      10,459,600
 12,000,000     Northcentral Roseville CFD No. 1, 8.60%, 11/01/17 ....................................      12,579,360
  1,000,000     Northeast Roseville CFD No. 1, 7.95%, 12/01/00 .......................................       1,042,090
  1,000,000     Northeast Roseville CFD No. 1, 8.00%, 12/01/01 .......................................       1,041,260
  1,000,000     Northeast Roseville CFD No. 1, 8.00%, 12/01/02 .......................................       1,040,460
  6,000,000     Northeast Roseville CFD No. 1, 8.30%, 12/01/08 .......................................       6,256,140
  5,450,000    Rubidoux Community Services District, COP,
                Water System Improvement Project, AMBAC Insured,
                6.25%, 12/01/24 ......................................................................       5,616,389
               Sacramento 1915 Act, North Natomas AD No. 88-3,
    805,000     8.20%, 09/02/10 ......................................................................         768,509
  1,795,000     8.20%, 09/02/11 ......................................................................       1,703,563
  2,325,000     8.25%, 09/02/12 ......................................................................       2,202,961
  2,515,000     8.25%, 09/02/13 ......................................................................       2,379,115
  2,715,000     8.25%, 09/02/14 ......................................................................       2,564,453
  1,500,000    Sacramento Area Council of Governments, COP, Sacog
                Administrative Building Project, 7.125%, 7/01/16 .....................................       1,556,355
               Sacramento City Financing Authority Revenue, Series 1991,
  1,300,000     6.60%, 11/01/05 ......................................................................       1,388,829
    920,000     6.70%, 11/01/11 ......................................................................         962,642
               Sacramento County 1915 Act, Cordova Industrial Park, Unit 3, Series C-1,
    230,000     8.25%, 09/02/05 ......................................................................         237,815
    245,000     8.25%, 09/02/06 ......................................................................         253,222
    265,000     8.25%, 09/02/07 ......................................................................         273,782
    290,000     8.25%, 09/02/08 ......................................................................         299,489
    310,000     8.25%, 09/02/09 ......................................................................         320,078
    340,000     8.25%, 09/02/10 ......................................................................         350,985
    365,000     8.25%, 09/02/11 ......................................................................         376,717
               Sacramento County Airport System Revenue, MBIA Insured,
  6,875,000     Series A, 5.90%, 07/01/24.............................................................       6,692,675
  6,195,000     Series B, 5.75%, 07/01/26.............................................................       6,023,584
 10,000,000     Sub-Series D, 5.75%, 07/01/26.........................................................       9,723,300
               Sacramento County CFD, Special Tax,
$ 2,250,000     Improvement Area 1, Series 1990, 8.20%, 12/01/10 .....................................     $ 2,375,730
  7,610,000     Improvement Area 1, Series 1990, 8.25%, 12/01/20 .....................................       8,022,158
  1,500,000     Laguna, Series 1987, Pre-Refunded, 8.00%, 12/01/98 ...................................       1,584,210
  1,500,000     Laguna, Series 1987, Pre-Refunded, 8.20%, 12/01/99 ...................................       1,586,145
  1,500,000     Laguna, Series 1987, Pre-Refunded, 8.30%, 12/01/00 ...................................       1,587,105
  1,500,000     Laguna, Series 1987, Pre-Refunded, 8.40%, 12/01/01 ...................................       1,588,080
 13,000,000     Laguna, Series 1987, Pre-Refunded, 8.625%, 12/01/06 ..................................      13,782,210
               .................................................................Sacramento County COP,
  2,735,000     Cherry Island Golf Course Project, Pre-Refunded, 8.125%, 12/01/18 ....................       2,974,641
  3,500,000     Cherry Island Golf Course Project, Series B, 6.80%, 07/01/18 .........................       3,625,335
 11,000,000     Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/19 ..      11,599,720
 29,500,000     Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/24 ..      31,108,340
  1,495,000     Refunding, Cherry Island Golf Course Project, Series B, 6.80%, 07/01/12 ..............       1,546,667
  2,325,000     Refunding, Parking Facility Project, Series 1987-A, 6.80%, 07/01/12 ..................       2,405,352
               Sacramento MUD, Electric Revenue,
 16,905,000     Refunding, Series D, MBIA Insured, 5.25%, 11/15/20....................................      15,412,965
  9,250,000     Refunding, Series R, 6.00%, 02/01/17 .................................................       9,112,083
  5,740,000     Refunding, Series Z, FGIC Insured, 6.25%, 07/01/04 ...................................       6,138,069
  3,000,000     Refunding, Series Z, FGIC Insured, 6.35%, 07/01/05 ...................................       3,207,480
 16,110,000     Refunding, Subordinated Lien, 8.00%, 11/15/10 ........................................      16,173,151
  1,200,000     Series B, MBIA Insured, 6.25%, 08/15/11 ..............................................       1,257,504
  5,950,000     Series B, MBIA Insured, 6.375%, 08/15/22 .............................................       6,206,505
  4,500,000     Series I, MBIA Insured, 6.00%, 01/01/24 ..............................................       4,545,180
 14,715,000     Series J, AMBAC Insured, 5.60%, 08/15/24..............................................      14,214,690
  1,000,000     Series V, 7.60%, 08/15/00 ............................................................       1,057,050
  2,225,000     Series W, 7.60%, 08/15/00 ............................................................       2,351,936
  5,405,000     Series W, Pre-Refunded, 7.875%, 08/15/16 .............................................       5,788,106
  2,720,000    Sacramento Public Television Facility Revenue, KVIE, Inc., Series A, 7.50%, 07/01/20 ..       2,826,352
  2,500,000    Sacramento RDA, Tax Allocation, Merged
                Downtown Project, Series A, MBIA Insured, 6.50%, 11/01/13 ............................       2,646,325
               Sacramento Regional Transit District, COP, Series A,
  1,605,000     6.20%, 03/01/00 ......................................................................       1,658,671
  1,100,000     6.25%, 03/01/01 ......................................................................       1,146,255
  1,000,000     6.375%, 03/01/02 .....................................................................       1,054,720
  1,200,000     6.40%, 03/01/03 ......................................................................       1,272,408
  1,000,000     6.375%, 03/01/04 .....................................................................       1,061,360
  1,100,000     6.375%, 03/01/05 .....................................................................       1,154,648
               Sacramento-Yolo Port District Revenue, Refunding,
  3,620,000     Facilities Improvement, Series A, Pre-Refunded, 8.875%, 12/01/12 .....................       3,809,579
 11,645,000     Port Facilities, Series A, 7.25%, 07/01/13 ...........................................      12,121,979
               Salida Area Public Facility Financing Agency, Special Tax, CFD No. 88-1,
    215,000     7.70%, 09/01/99 ......................................................................         221,375
    250,000     7.75%, 09/01/00 ......................................................................         259,038
    290,000     7.80%, 09/01/01 ......................................................................         300,478
    260,000     7.85%, 09/01/02 ......................................................................         269,386
    385,000     7.90%, 09/01/03 ......................................................................         398,891
    435,000     7.95%, 09/01/04 ......................................................................         450,686
    495,000     7.95%, 09/01/05 ......................................................................         512,172
    460,000     8.00%, 09/01/06 ......................................................................         475,948
    630,000     8.00%, 09/01/07 ......................................................................         651,414
    700,000     8.00%, 09/01/08 ......................................................................         723,310
  6,075,000     8.05%, 09/01/14 ......................................................................       6,277,176
  2,495,000    Salinas Union High School District, COP, Refunding,
                Facility Financing Projects, 7.375%, 01/01/14.........................................       2,610,069
               San Bernardino 1915 Act, AD No. 961, Refunding,
    855,000     7.60%, 09/02/02 ......................................................................         781,290
    920,000     7.65%, 09/02/03 ......................................................................         832,158
    990,000     7.70%, 09/02/04 ......................................................................         887,842
  1,065,000     7.75%, 09/02/05 ......................................................................         948,372

               San Bernardino County COP, MBIA Insured,
$ 5,000,000     Medical Center Financing Project, Series A, 5.50%, 08/01/15...........................     $ 4,804,350
 85,130,000     Medical Center Financing Project, Series A, 5.50%, 08/01/22...........................      79,614,427
 34,000,000     Medical Center Financing Project, Series A, 5.875%, 08/01/26..........................      33,413,160
  3,705,000     West Valley Detention Center Project, 6.25%, 11/01/04 ................................       4,021,852
  3,935,000     West Valley Detention Center Project, 6.35%, 11/01/05 ................................       4,270,419
  4,185,000     West Valley Detention Center Project, 6.40%, 11/01/06 ................................       4,541,102
 20,000,000     West Valley Detention Center Project, 6.50%, 11/01/12 ................................      21,393,400
  9,275,000     West Valley Detention Center Project, 6.20%, 11/01/25 ................................       9,544,161
    390,000    San Bernardino County Mortgage Revenue, Refunding,
                Don Miguel Apartments Projects, MBIA Insured,
                6.00%, 09/01/03 ......................................................................         402,730
               San Bernardino County SFMR, Series A, GNMA Secured,
    915,000     7.50%, 12/01/07 ......................................................................         966,441
  4,455,000     7.65%, 06/01/23 ......................................................................       4,640,506
               San Bernardino Joint Powers Financing Authority, Lease Revenue, Refunding,
                City Hall Project, MBIA Insured,
  3,215,000     5.60%, 01/01/15.......................................................................       3,161,470
  6,315,000     5.70%, 01/01/23.......................................................................       6,189,079
  4,715,000    San Bernardino Joint Powers Financing Authority Revenue, COP,
                Police Station Financing Authority Project,
                6.60%, 04/01/20.......................................................................       4,852,348
               San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation,
  3,000,000     Central City Merged Project, Series B, 7.50%, 11/01/20 ...............................       3,032,190
    450,000     Refunding, Central City Merged Project, Series A, 6.75%, 11/01/00 ....................         472,779
    480,000     Refunding, Central City Merged Project, Series A, 6.90%, 11/01/01 ....................         511,229
    510,000     Refunding, Central City Merged Project, Series A, 7.00%, 11/01/02 ....................         548,056
    550,000     Refunding, Central City Merged Project, Series A, 7.00%, 11/01/03 ....................         591,998
    585,000     Refunding, Central City Merged Project, Series A, 7.00%, 11/01/04 ....................         627,208
    625,000     Refunding, Central City Merged Project, Series A, 7.05%, 11/01/05 ....................         668,725
    670,000     Refunding, Central City Merged Project, Series A, 7.05%, 11/01/06 ....................         715,473
    720,000     Refunding, Central City Merged Project, Series A, 7.05%, 11/01/07 ....................         764,374
 15,585,000     Refunding, Central City Merged Project, Series A, 7.10%, 11/01/20 ....................      16,212,920
  9,000,000     Refunding, Series A, FSA Insured, 5.75%, 10/01/15.....................................       8,899,020
 19,915,000     Refunding, Series A, FSA Insured, 5.75%, 10/01/25.....................................      19,505,149
  1,695,000     Tri-City Redevelopment Project, Series B, Pre-Refunded, 7.60%, 01/01/08 ..............       1,857,669
    905,000    San Bernardino Municipal Water Department, COP, FGIC Insured, 6.25%, 02/01/12 .........         931,553
 75,000,000    San Bernardino PBA Revenue, Capital Improvement, 8.30%, 09/02/19 ......................      76,359,000
  8,465,000    San Carlos Mortgage Revenue, Elms Project, FHA Mortgage Insured, 6.875%, 08/01/37 .....       8,876,314
  2,200,000    San Diego Community College District, COP,
                Financing Project, Series 1987, Pre-Refunded, 8.625%, 12/01/09 .......................       2,310,924
               San Diego County COP,
  2,260,000     Children's Center Project, 6.00%, 10/01/02 ...........................................       2,277,289
 10,625,000     Inmate Reception Center and Cooling, MBIA Insured, 6.25%, 08/01/24 ...................      11,003,356
               San Diego County Regional Transportation Commission, Sales Tax Revenue, Series A,
  1,250,000     ETM, 6.00%, 04/01/08 .................................................................       1,316,863
  4,000,000     Pre-Refunded, 7.375%, 04/01/06  ......................................................       4,303,760
               San Diego IDR, San Diego Gas & Electric Co. Project,
 12,230,000     Series 1987-A, 8.75%, 03/01/23 .......................................................      12,638,115
 19,800,000     Series 1992-A, 6.40%, 09/01/18 .......................................................      20,433,996
  5,000,000    San Diego Public Facilities Financing Authority, Sewer Revenue,
                Series A, FGIC Insured, 5.375%, 05/15/16 .............................................       4,756,050
               San Diego RDA, Refunding, Tax Allocation, Series A,
  2,200,000     Columbia Redevelopment Project, Pre-Refunded, 8.75%, 12/01/08 ........................       2,302,718
  5,000,000     Horton Project, FSA Insured, 6.00%, 11/01/15 .........................................       5,062,150
     75,000    San Diego SFMR, Issue A, 9.20%, 07/15/16 ..............................................          77,003
 28,845,000    San Diego Special Tax, CFD No.1, Series A, 8.50%, 09/01/16 ............................      30,637,428
  5,000,000    San Elijo Joint Powers Authority Revenue, Refunding,
                Water Pollution Control Facilities, FGIC Insured,
                5.00%, 03/01/20 ......................................................................       4,409,750
  1,440,000    San Francisco BART District Revenue, Sales Tax, FGIC Insured, 6.60%, 07/01/12..........       1,547,467
               San Francisco City and County Airports Commission, International Airport Revenue,
  2,500,000     Issue 6, AMBAC Insured, 6.50%, 05/01/18 ..............................................       2,649,150
 13,250,000     Issue 6, AMBAC Insured, 6.60%, 05/01/24 ..............................................      14,085,148
 62,415,000     Issue 9A, FGIC Insured, 5.90%, 05/01/25...............................................      61,153,593
               San Francisco City and County Airports Commission, International Airport Revenue, (cont.)
$10,060,000     Issue 9B, Second Series, FGIC Insured, 6.00%, 05/01/25 ...............................    $ 10,164,523
 45,000,000     Issue 12, Second Series A, 5.90%, 05/01/26 ...........................................      43,423,200
 18,590,000     Issue 12, Second Series B, 5.70%, 05/01/26 ...........................................      18,074,871
  2,810,000    San Francisco City and County COP, San Francisco
                Courthouse Project, FSA Insured, 5.875%, 04/01/21.....................................       2,815,227
  4,000,000    San Francisco City and County Public Utilities Commission,
                Water Revenue, Crossover Refunding, Series A,
                6.50%, 11/01/09 ......................................................................       4,333,160
  9,415,000    San Francisco City and County RDA, Hotel Tax Revenue,
                Refunding, FSA Insured, 6.75%, 07/01/25...............................................      10,236,459
 22,170,000    San Francisco City and County RDA Lease Revenue,
                George R. Moscone Center, Crossover Refunding,
                Series 1992, 5.50%, 07/01/18 .........................................................      20,545,604
  8,350,000    San Francisco City and County RDA Mortgage Revenue,
                Refunding, Series A, MBIA Insured, 6.65%, 07/01/24 ...................................       8,352,422
  3,000,000    San Francisco City and County Revenue, Irwin
                Memorial Blood Center, Series A, 6.80%, 12/01/21......................................       3,126,510
     90,000    San Francisco City and County SFMR, Series 1985, 9.375%, 10/01/12 .....................          94,510
  1,000,000    San Gabriel Valley Mosquito Abatement District, COP, Lease Finance, Series R, 6.60%, 08/01/12 1,009,960
               San Gabriel Valley Schools Financing Authority Revenue,
  5,150,000     Pomona USD Financing, 5.80%, 02/01/26.................................................       4,934,267
  3,620,000     Refunding, Oxnard Union High School, 6.50%, 03/01/18..................................       3,641,901
  4,145,000     Refunding, Oxnard Union High School, 6.60%, 03/01/24..................................       4,182,720
  1,765,000     Series A, 7.70%, 11/01/19 ............................................................       1,859,357
  1,815,000    San Gorgonio Memorial Health Care District, Health
                Facilities Revenue, CHFCLP Insured, 6.375%, 06/01/08..................................       1,890,359
               San Jacinto RDA, COP, Fire Station Project,
  1,065,000     7.90%, 12/01/08 ......................................................................       1,099,889
  2,375,000     8.00%, 12/01/15 ......................................................................       2,447,414
               San Jacinto Special Tax, CFD No. 2,
    540,000     7.55%, 09/01/00 ......................................................................         216,000
    520,000     7.60%, 09/01/01 ......................................................................         208,000
    775,000     7.65%, 09/01/02 ......................................................................         310,000
  1,000,000     7.70%, 09/01/04 ......................................................................         400,000
  1,275,000     7.75%, 09/01/06 ......................................................................         510,000
  1,465,000     7.75%, 09/01/07 ......................................................................         586,000
  1,240,000     7.80%, 09/01/08 ......................................................................         496,000
    805,000     7.80%, 09/01/09 ......................................................................         322,000
 12,605,000     7.90%, 09/01/14 ......................................................................       5,042,000
  1,590,000    San Jacinto USD, COP, Series 1991-B, FSA Insured, 6.75%, 09/01/26......................       1,625,187
 10,260,000    San Joaquin Area Flood Control Agency, 1915 Act, Flood Protection
                & Restoration Assessment, FSA Insured,
                6.00%, 09/02/14.......................................................................      10,204,493
               San Joaquin COP, General Hospital Project,
 32,880,000     6.25%, 09/01/13 ......................................................................      33,219,979
 36,500,000     6.625%, 09/01/20 .....................................................................      37,767,645
               San Joaquin County Special Tax, CFD No. 89-1,
  1,420,000     7.625%, 09/01/10 .....................................................................       1,416,904
  2,990,000     7.75%, 09/01/20 ......................................................................       2,989,671
               San Joaquin Hills Transportation, Corridor Agency, Toll Road Revenue, Senior Lien,
 95,255,000     7.00%, 01/01/30 ......................................................................     100,471,164
 64,320,000     6.75%, 01/01/32 ......................................................................      66,861,926
 61,540,000     5.00%, 01/01/33 ......................................................................      50,966,197
               San Jose 1915 Act, Refunding, ID 87-198SJ,
    125,000     7.90%, 09/02/99 ......................................................................         128,840
    130,000     8.00%, 09/02/00 ......................................................................         134,505
 13,600,000    San Jose Airport Revenue, Refunding, MBIA Insured, 5.75%, 03/01/16.....................      13,521,664
               San Jose Financing Authority Revenue, Convention Center Project, Series C,
 55,550,000     6.40%, 09/01/22 ......................................................................      56,184,937
 16,100,000     Refunding, 6.40%, 09/01/17 ...........................................................      16,471,749
               San Jose RDA, Tax Allocation,
 10,000,000     Merged Area Redevelopment Project, MBIA Insured, 5.00%, 08/01/21......................       8,786,000
 24,135,000       cMerged Area Redevelopment Project, MBIA Insured, 5.625%, 08/01/28..................      23,024,307
  1,160,000     Park Center Redevelopment Project, Pre-Refunded, 7.00%, 10/01/07 .....................       1,199,254
  1,240,000     Park Center Redevelopment Project, Pre-Refunded, 7.00%, 10/01/08 .....................       1,278,564
  1,325,000     Park Center Redevelopment Project, Pre-Refunded, 7.00%, 10/01/09 .....................       1,364,101
$    65,000    San Leandro RDA, RMR, Pre-Refunded, 11.25%, 04/01/13 ..................................        $ 85,634
  3,500,000    San Lorenzo USD, COP, Capital Facilities Project, 7.20%, 08/01/12 .....................       3,655,995
  1,980,000    San Luis Obispo County COP, Community College District, Pre-Refunded, 7.00%, 07/01/21 .       2,088,187
               San Luis Obispo County COP, Jail Expansion Project,
  1,830,000     6.75%, 10/01/16 ......................................................................       1,871,102
  1,475,000     6.80%, 10/01/21 ......................................................................       1,510,975
               San Marcos Public Facilities Authority Revenue,
 17,710,000     Capital Improvement, 8.25%, 01/01/19 .................................................      18,577,613
  5,350,000     Rancheros Mobil Home Park Project, 7.00%, 10/01/24 ...................................       5,544,152
 11,670,000     Refunding & Improvement, Civic Center, Mission Blvd. Project, Series A, 6.15%, 08/01/13     11,238,677
  7,895,000     Refunding & Improvement, Civic Center, Mission Blvd. Project, Series A, 6.20%, 08/01/22      7,489,434
 18,000,000     Refunding, Tax Allocation, Series A, FSA Insured, 5.50%, 08/01/23.....................      17,157,420
 25,000,000    San Marcos Public Financing Authority Revenue, Series A, 6.25%, 09/02/22 ..............      25,494,000
               San Marcos Special Tax, CFD No. 88-1,
 11,500,000     7.75%, 09/01/18 ......................................................................       9,697,835
 10,620,000     7.625%, 09/01/19 .....................................................................       8,809,715
  5,000,000    San Marcos USD, School Facilities ID No. 1, AMBAC Insured, 5.80%, 11/01/14.............       5,020,650
  1,185,000    San Mateo County Board of Education, COP, Administrative Building Project, 7.10%, 05/01/21    1,228,418
  1,915,000    San Mateo County COP, Capital Projects Program, Series 1985-A, 9.125%, 07/01/98........       2,006,058
               San Mateo County COP, San Mateo County Health Care Center, Series A, FSA Insured,
  6,000,000     6.125%, 07/15/14 .....................................................................       6,181,200
 28,445,000     5.75%, 07/15/22 ......................................................................      27,702,870
  9,000,000    San Mateo County Joint Powers Financing Authority, Lease Revenue,
                Capital Projects, Series A, FSA Insured,
                5.75%, 07/15/27 ......................................................................       8,809,560
               San Pablo 1915 Act, Limited Obligation Improvement, Town Center Assessment, Series A,
    160,000     8.00%, 09/02/02 ......................................................................         165,478
    175,000     8.00%, 09/02/03 ......................................................................         180,919
    185,000     8.05%, 09/02/04 ......................................................................         191,216
    205,000     8.05%, 09/02/05 ......................................................................         211,802
    220,000     8.05%, 09/02/06 ......................................................................         227,207
    240,000     8.05%, 09/02/07 ......................................................................         247,762
    260,000     8.05%, 09/02/08 ......................................................................         268,299
    305,000     8.10%, 09/02/10 ......................................................................         314,736
    330,000     8.10%, 09/02/11 ......................................................................         340,534
    355,000     8.10%, 09/02/12 ......................................................................         366,257
    385,000     8.10%, 09/02/13 ......................................................................         397,208
    120,000     8.10%, 09/02/14 ......................................................................         123,780
  3,500,000    San Pablo RDA, Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 .....       3,627,995
  6,740,000    San Rafael RDA, Refunding, Tax Allocation, Central San Rafael
                Redevelopment, FGIC Insured, 6.45%, 12/01/17..........................................       7,113,733
  2,200,000    San Rafael Sanitation District, COP, Waste Water Facilities Financing, 6.80%, 08/01/11        2,255,264
  1,730,000    San Ramon COP, San Ramon Capital Improvement Projects, Series 1993, 6.00%, 03/01/18....       1,662,253
               San Ramon Public Finance Authority,
 49,235,000     Local Agency Revenue, 8.80%, 09/02/18 ................................................      50,771,624
 13,050,000     Tax Allocation, Refunding, 6.90%, 02/01/24 ...........................................      13,455,203
    135,000     Tax Allocation, Series A, ETM, 7.20%, 02/01/98 .......................................         138,661
    145,000     Tax Allocation, Series A, ETM, 7.30%, 02/01/99 .......................................         152,476
  7,280,000     Tax Allocation, Series A, Pre-Refunded, 7.625%, 02/01/20 .............................       7,831,169
  6,275,000    San Ramon Valley Fire Protection District, COP, Refunding, Financing Corp., 6.00%, 07/01/19   6,198,445
               San Ramon Valley USD, COP,
  9,000,000     Measure A, Capital Project, Series A, 5.95%, 10/01/01 ................................       9,424,980
    970,000     Refunding, 7.40%, 02/01/98 ...........................................................         988,304
  1,040,000     Refunding, 7.40%, 02/01/99 ...........................................................       1,067,498
  6,505,000     Refunding, 7.55%, 02/01/04 ...........................................................       6,673,545
  6,000,000     Refunding, Pre-Refunded, 7.70%, 02/01/10 .............................................       6,814,860
 20,895,000     Refunding, Series 1992, 7.00%, 02/01/22 ..............................................      21,565,521
 17,970,000     Series A, 6.35%, 10/01/01 ............................................................      18,186,179
  2,070,000    Santa Ana COP, Parking Facilities Project, Refunding,
                Series A, AMBAC Insured, 6.125%, 06/01/16.............................................       2,126,573

               Santa Ana CRDA, Tax Allocation, Refunding,
$ 2,000,000     Mainplace Project, 7.40%, 09/01/19 ...................................................     $ 1,999,800
  2,500,000     Series A, 7.25%, 09/01/19 ............................................................       2,570,500
 10,105,000     Series B, 7.375%, 09/01/09 ...........................................................      10,410,070
 14,980,000     Series B, 6.75%, 09/01/19.............................................................      14,674,108
  6,000,000     Series C, 7.25%, 09/01/17 ............................................................       6,180,960
  2,260,000     Series C, 6.75%, 09/01/19 ............................................................       2,271,458
  5,000,000    Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 09/01/24 ...........       5,123,350
               Santa Ana Mountains, County Water District, Pre-Refunded, CFD No. 7, Special Tax,
 17,800,000     9.50%, 10/01/12 ......................................................................      18,638,914
 10,625,000     8.40%, 10/01/13 ......................................................................      11,475,850
  1,830,000    Santa Barbara COP, California Health Facilities, Loan Program, 7.65%, 05/01/15 ........       1,959,015
  8,090,000    Santa Barbara COP, Refunding, Harbor Project, 6.75%, 10/01/27..........................       8,411,497
  6,150,000    Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 7.93%, 11/15/20 ...       6,248,954
               Santa Barbara SFMR, GNMA Secured,
    555,000     7.625%, 10/01/10 .....................................................................         570,795
  1,615,000     7.65%, 10/01/23 ......................................................................       1,663,498
               Santa Clara County COP, Terraces of Los Gatos Project,
  4,000,000     6.90%, 03/01/18 ......................................................................       4,182,680
  3,090,000     Refunding, 6.125%, 03/01/11 ..........................................................       3,079,772
 12,200,000     Refunding, 6.125%, 03/01/18 ..........................................................      12,236,600
               Santa Clara County Financing Authority Lease Revenue,
                Valley Medical Center Facilities Replacement Project,
                Series A, AMBAC Insured,
 13,000,000     6.75%, 11/15/20 ......................................................................      14,128,530
 29,025,000     6.25%, 11/15/22 ......................................................................      29,907,650
 16,130,000    Santa Clara County MFR, Refunding, Meadows Housing, Series A, 5.875%, 05/20/26.........      15,701,103
               Santa Clara Electric Revenue,
 33,500,000     Crossover Refunding, Series B, 7.80%, 07/01/10 .......................................      34,247,720
 10,000,000     Series A, MBIA Insured, 5.75%, 07/01/24 ..............................................       9,796,800
               Santa Clara Housing Authority, MFHR, Series A,
  6,465,000     Arastradero Park Apartments Project, 6.65%, 05/20/35..................................       6,789,931
  5,625,000     Elana Gardens Apartments Project, 6.40%, 06/20/35.....................................       5,775,638
  3,860,000     Sierra Vista I Apartments Project, 6.65%, 06/20/35....................................       4,055,084
 17,000,000    Santa Clara Valley Water District, COP, Refunding & Improvement,
                Series A, FGIC Insured, 6.00%, 02/01/24 ..............................................      17,172,210
  3,150,000    Santa Cruz City School District, COP, Education Center Financing Project, 7.00%, 05/01/24     3,291,593
               Santa Cruz County Housing Authority, MFHR,
  3,840,000     Dominican Oaks, Series 1987, GNMA Secured, 8.20%, 12/20/10 ...........................       3,962,650
  7,080,000     Dominican Oaks, Series 1987, GNMA Secured, 8.25%, 12/20/17 ...........................       7,306,843
  9,230,000     Series 1990-B, 7.75%, 07/01/23 .......................................................       9,761,187
  7,000,000    Santa Margarita/Dana Point Authority Revenue,
                Refunding, ID 3, 3A, 4, and 4A, Series B, MBIA Insured,
                5.75%, 08/01/20.......................................................................       6,867,210
               Santa Margarita Water District, Pre-Refunded,
  2,000,000     ID No. 2A, Series C, 8.00%, 06/01/13 .................................................       2,128,380
  2,400,000     ID No. 3A, Series A, 8.00%, 06/01/08 .................................................       2,552,640
  2,585,000     ID No. 3A, Series A, 8.00%, 06/01/13 .................................................       2,749,406
  5,000,000     ID No. 4, Series D, 8.00%, 06/01/08 ..................................................       5,320,950
 11,000,000     ID No. 4, Series D, 8.00%, 06/01/13 ..................................................      11,706,090
  4,000,000     ID No. 4A, Series A, 7.75%, 08/01/06 .................................................       4,131,120
  5,000,000     ID No. 4A, Series B, 8.00%, 06/01/08 .................................................       5,320,950
  5,000,000     ID No. 4A, Series B, 8.00%, 06/01/13 .................................................       5,320,950
  2,750,000    Santa Maria Bonita School District, COP, Refunding, MBIA Insured, 7.00%, 03/01/16 .....       2,962,878
  3,600,000    Santa Maria COP, Revenue, Marian Medical Center, 6.75%, 09/01/22 ......................       3,681,648
               Santa Monica RDA, Refunding, Tax Allocation, Ocean
                Park Redevelopment Project, Pre-Refunded,
  3,805,000     Series A, 8.25%, 07/01/18 ............................................................       4,070,018
  1,260,000     Series B, 8.25%, 07/01/18 ............................................................       1,347,759
               Santa Rosa 1915 Act, Northpoint Park No. 85-1, Refunding,
    275,000     8.05%, 09/02/09 ......................................................................         283,778
    295,000     8.10%, 09/02/10 ......................................................................         304,416
    320,000     8.10%, 09/02/11 ......................................................................         330,214
$ 3,150,000    Santa Rosa Central Parking Service Facilities District Project No. 89-1, 7.60%, 07/02/15  $   3,280,820
  1,970,000    Sausalito School District, Marin County, COP, Capital Outlay
                Financing Program, Series A, Pre-Refunded,
                7.75%, 04/01/09 ......................................................................       2,029,100
  2,880,000    Seal Beach RDA, Refunding, Subordinated Lien, Tax Allocation,
                Riverfront, Series A, 6.70%, 09/01/13.................................................       2,895,379
  5,775,000    Sequoia Hospital District Revenue, Refunding, Pre-Refunded, 7.50%, 09/01/08............       6,160,193
               Shafter Joint Powers Financing Authority, Lease Revenue,
                Community Correctional Facility Project, Series A,
  1,880,000     5.95%, 01/01/11.......................................................................       1,852,082
  5,135,000     6.05%, 01/01/17.......................................................................       5,030,195
               Shasta Joint Powers Financing Authority, Lease Revenue,
                Courthouse County Improvement Project, Series A,
  1,000,000     6.60%, 06/01/12 ......................................................................       1,021,000
  2,500,000     6.70%, 06/01/23 ......................................................................       2,556,625
               Sierra Madre Financing Authority Revenue, Local Agency, Series 1988-A,
    240,000     7.50%, 11/01/98 ......................................................................         249,646
    260,000     7.60%, 11/01/99 ......................................................................         275,691
    280,000     7.70%, 11/01/00 ......................................................................         297,041
  5,500,000     7.80%, 11/01/18 ......................................................................       5,747,170
 15,000,000    Sierra View Local Hospital District Revenue, Insured Health Facilities, 6.40%, 03/01/22      15,325,800
  3,000,000    Simi Valley CDA, Commercial Mortgage Revenue, Sycamore Plaza II, 8.20%, 09/01/12 ......       3,002,970
  1,690,000    Simi Valley SFRMR, Series 1990-A, 7.70%, 03/01/25 .....................................       1,769,903
  1,000,000    Snowline Joint USD, COP, 7.25%, 04/01/18 ..............................................       1,061,020
  4,035,000    Soledad RDA, Refunding, Tax Allocation, Soledad Redevelopment Project, 7.40%, 11/01/12        4,249,259
  1,745,000    Sonoma County Office of Education, COP, Series 1990, Pre-Refunded, 7.375%, 07/01/20....       1,920,442
  5,280,000    South Coast Air Quality Management District Revenue,
                Building Corp., Installment Sale Headquarters,
                Series 1992, 6.00%, 08/01/09..........................................................       5,485,339
  3,385,000    South Gate Public Finance Authority Revenue, Tax Allocation,
                Pre-Refunded, Series A-1, 7.60%, 09/01/09 ............................................       3,618,497
  8,505,000    South Gate Redevelopment Project No. 1, AMBAC Insured, 5.875%, 09/01/24 ...............       8,475,743
  4,500,000    South Napa Waste Management Authority Revenue, Solid Waste
                Transfer Facilities Project, 6.50%, 02/15/14 .........................................       4,520,565
               South Orange County Public Financing Authority, Special Tax Revenue,
  5,000,000     Foothill Area, Series C, FGIC Insured, 5.75%, 08/15/18................................       4,879,500
 18,850,000     Refunding, Senior Lien, Series A, MBIA Insured, 6.00%, 09/01/18 ......................      18,910,320
               South San Francisco 1915 Act, Gateway AD No. ST-82-2,
  1,175,000     8.00%, 09/02/97 ......................................................................       1,184,482
  1,260,000     8.00%, 09/02/98 ......................................................................       1,290,820
  1,335,000     8.00%, 09/02/99 ......................................................................       1,383,167
  1,455,000     8.00%, 09/02/00 ......................................................................       1,506,885
  1,570,000     8.00%, 09/02/01 ......................................................................       1,625,327
  1,675,000     8.00%, 09/02/02 ......................................................................       1,733,324
 30,130,000    South Tahoe Joint Powers Financing Authority Revenue,
                Tahoe Redevelopment Project, Area 1-A, Refunding,
                Series S, Pre-Refunded, 7.20%, 10/01/23...............................................      34,003,513
               Southern California HFA, SFMR, GNMA Secured,
  4,525,000     7.625%, 10/01/22 .....................................................................       4,752,517
  6,525,000     7.75%, 03/01/24 ......................................................................       6,855,883
    830,000     Series A, 6.75%, 09/01/22 ............................................................         863,308
  1,220,000     Series B, 6.90%, 10/01/24 ............................................................       1,276,327
               Southern California Public Power Authority Revenue,
 10,000,000     Multi-Purpose Projects, 6.75%, 07/01/13 ..............................................      10,989,600
 29,645,000     Multi-Purpose Projects, 6.00%, 07/01/18 ..............................................      29,570,888
  7,795,000     Refunding, Hydroelectric-Hoover Uprating, 6.00%, 10/01/17 ............................       7,704,422
  6,790,000     San Juan Project, Unit 3, Series A, MBIA Insured, 5.00%, 01/01/20.....................       5,990,953
 51,035,000     Sub-Crossover Refunding, Southern Transmission Project, 6.125%, 07/01/18 .............      51,221,278
 19,785,000     Sub-Crossover Refunding, Southern Transmission Project, 5.50%, 07/01/20...............      18,527,861
 22,530,000     Sub-Crossover Refunding, Southern Transmission Project, 5.75%, 07/01/21 ..............      21,784,708
 16,335,000     Sub-Crossover Refunding, Southern Transmission Project, MBIA Insured, 5.75%, 07/01/21       16,019,408
  2,250,000    Southern Kern USD, COP, Pre-Refunded, 7.10%, 09/01/17 .................................       2,531,025
  1,390,000    Standard Elementary School District, COP, 7.375%, 06/01/11 ............................       1,466,603
  3,500,000    Stanislaus Solid Waste and Energy Finance Authority Revenue, 7.30%, 01/01/99 ..........       3,607,695
               Stockton 1915 Act, Limited Obligation, Weber/Sperry Ranch Project No. 88-1,
    295,000     8.30%, 09/02/07 ......................................................................         286,519
    345,000     8.30%, 09/02/08 ......................................................................         335,081
               Stockton 1915 Act, Limited Obligation, Weber/Sperry Ranch Project No. 8, (cont.)
$   380,000     8.40%, 09/02/09 ......................................................................       $ 369,075
    475,000     8.40%, 09/02/10 ......................................................................         461,344
    545,000     8.40%, 09/02/11 ......................................................................         529,331
    620,000     8.40%, 09/02/12 ......................................................................         602,175
    705,000     8.40%, 09/02/13 ......................................................................         684,731
  5,700,000    Stockton Central Parking District, Refunding, Series 1991, 7.90%, 08/01/11.............       5,716,872
               Stockton, East Water District, COP,
 20,000,000     Refunding, Series 1990-B, 6.40%, 04/01/22 ............................................      21,036,800
 19,000,000     Series 1990-A, AMBAC Insured, Pre-Refunded, 7.30%, 04/01/20 ..........................      20,790,560
 28,575,000     Series 1990-B, 7.45%, 04/01/05 .......................................................      47,244,476
               Stockton Health Facilities Revenue,
 12,000,000     Refunding, Dameron Hospital Association, Series 1988, 8.30%, 12/01/14.................      12,387,240
  5,000,000     St. Joseph Medical Center, Series A, MBIA Insured, 5.50%, 06/01/23....................       4,734,600
  2,250,000    Stockton Port District Revenue, Port Facilities Improvement, Series A, 8.10%, 01/01/14        2,338,200
  8,000,000    Stockton Public Financing Authority, Special Tax, CFD No. 90-4, 8.50%, 09/01/16 .......       8,454,400
               Stockton, South Stockton Special Tax, CFD No. 90-1,
  3,000,000     8.10%, 09/01/09 ......................................................................       3,101,850
  5,400,000     8.125%, 09/01/15 .....................................................................       5,577,714
               Stockton Special Tax,
    455,000     CFD No. 1, Weston Ranch, 7.80%, 09/01/99 .............................................         455,933
    545,000     CFD No. 1, Weston Ranch, 7.85%, 09/01/00 .............................................         546,117
    635,000     CFD No. 1, Weston Ranch, 7.90%, 09/01/01 .............................................         636,295
    680,000     CFD No. 1, Weston Ranch, 7.95%, 09/01/02 .............................................         681,387
    625,000     CFD No. 1, Weston Ranch, 7.95%, 09/01/03 .............................................         626,275
  7,910,000     CFD No. 1, Weston Ranch, 8.00%, 09/01/09 .............................................       7,926,136
 11,890,000     CFD No. 1, Weston Ranch, 8.10%, 09/01/14 .............................................      11,914,137
    725,000     CFD No. 90-2, Series 002, 7.30%, 08/01/00 ............................................         748,338
    780,000     CFD No. 90-2, Series 002, 7.35%, 08/01/01 ............................................         807,230
    835,000     CFD No. 90-2, Series 002, 7.40%, 08/01/02 ............................................         869,794
    895,000     CFD No. 90-2, Series 002, 7.45%, 08/01/03 ............................................         932,241
    965,000     CFD No. 90-2, Series 002, 7.50%, 08/01/04 ............................................       1,005,105
  3,000,000     CFD No. 90-2, Series 002, 7.70%, 08/01/09 ............................................       3,117,210
  3,000,000     CFD No. 90-2, Series 006, 7.75%, 08/01/15 ............................................       3,090,150
  1,430,000     CFD No. 90-2, Series 305, Brookside, 8.50%, 08/01/09 .................................       1,519,590
  2,710,000     CFD No. 90-2, Series 305, Brookside, 8.65%, 08/01/15 .................................       2,879,212
               Suisun City COP,
  2,205,000     Civic Center Financing Project, Pre-Refunded, 9.125%, 11/01/15 .......................       2,314,103
  2,105,000     Refunding, Civic Center Project, 6.45%, 11/01/15 .....................................       2,098,075
               Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project,
                Refunding, MBIA Insured,
  3,285,000     6.00%, 10/01/18 ......................................................................       3,320,478
  3,565,000     5.90%, 10/01/23 ......................................................................       3,541,328
  4,735,000    Sunnyvale Financing Authority Revenue, Utilities,
                Waste Water Reuse and Sludge, Series A, 6.30%, 10/01/12 ..............................       4,824,965
  2,500,000    Tehachapi COP, Series 1990, 8.20%, 11/01/20 ...........................................       2,705,700
  3,000,000    Tehachapi, Cummings County Water District, COP,
                Capital Improvement Project, MBIA Insured, 6.30%, 08/01/14 ...........................       3,124,500
  2,325,000    Tehachapi USD, COP, Tompkins Elementary School Project, Pre-Refunded, 7.80%, 02/01/21..       2,615,253
               Temecula Valley USD,
  1,250,000     Series D, FGIC Insured, 6.00%, 09/01/14 ..............................................       1,264,800
  3,110,000     Series D, FGIC Insured, 6.125%, 09/01/19 .............................................       3,169,992
  5,460,000     Series E, FSA Insured, 6.35%, 09/01/19 ...............................................       5,691,886
 24,485,000    Thousand Oaks RDA, Tax Allocation, Refunding,
                Thousand Oaks Blvd. Redevelopment, MBIA Insured,
                5.375%, 12/01/25......................................................................      22,715,714
               Thousand Oaks SFHMR, GNMA Secured,
    305,000     7.45%, 09/01/10 ......................................................................         311,457
    440,000     7.55%, 09/01/15 ......................................................................         454,164
  1,230,000     7.625%, 03/01/23 .....................................................................       1,254,416
    163,000     8.00%, 09/01/23 ......................................................................         271,933
               Torrance Hospital Revenue, Refunding,
  3,885,000     Little Co. of Mary Hospital, 6.875%, 07/01/15.........................................       4,072,568
  2,000,000     Torrance Memorial Hospital Medical Center, 6.75%, 01/01/12 ...........................       2,028,720
$ 7,500,000    Torrance RDA, Refunding, Tax Allocation, Industrial Redevelopment Project, 7.75%, 09/01/13 $  7,813,500
               Trabuco Canyon Public Financing Authority, Special Tax Revenue, Refunding, FSA Insured,
 13,775,000     Series A, 6.00%, 10/01/10 ............................................................      14,424,905
 13,220,000     Series A, 6.10%, 10/01/15 ............................................................      13,896,996
  3,040,000     Series C, 6.00%, 07/01/12 ............................................................       3,195,192
  5,215,000     Series C, 6.10%, 10/01/19 ............................................................       5,509,491
  5,000,000    Tracy Area Public Facilities Financing Agency, Special Tax,\
                CFD No. 87-1, Series C, Pre-Refunded, 7.80%, 10/01/16.................................       5,599,800
               Travis USD, COP, Foxboro Elementary School Construction Project,
    320,000     6.00%, 09/01/99 ......................................................................         329,286
    335,000     6.10%, 09/01/00 ......................................................................         347,894
    355,000     6.20%, 09/01/01 ......................................................................         371,515
    170,000     6.30%, 09/01/02 ......................................................................         179,449
    405,000     6.40%, 09/01/03 ......................................................................         430,956
    430,000     6.50%, 09/01/04 ......................................................................         460,242
    455,000     6.60%, 09/01/05 ......................................................................         486,896
    490,000     6.70%, 09/01/06 ......................................................................         524,231
  3,670,000     7.00%, 09/01/12 ......................................................................       3,862,051
  2,665,000    Tri-Cities Municipal Water District, COP, Special
                District Lease Program, Series T, 6.55%, 12/01/17.....................................       2,576,975
               Tri-City Hospital District Revenue, MBIA Insured,
  6,895,000     Pre-Refunded, 7.50%, 02/01/17 ........................................................       7,820,102
  5,000,000     Refunding, Series A, 5.625%, 02/15/17.................................................       4,839,950
 49,525,000    Tri-Dam Power Authority Revenue, Refunding, Hydroelectric Sand Bar Project, 7.50%, 01/01/17  50,276,294
               Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
  2,565,000     6.60%, 04/01/11 ......................................................................       2,577,594
  4,000,000     6.75%, 04/01/23 ......................................................................       4,029,360
    500,000    Truckee-Donner PUD, COP, Water System Improvement
                Project, MBIA Insured, Pre-Refunded, 6.75%, 11/15/21 .................................         551,665
               Tulare County COP,
  4,250,000     Capital Improvement Program, Series A, MBIA Insured, 6.00%, 02/15/16..................       4,300,363
  1,100,000     Financing Project, Series B, 6.875%, 11/15/12 ........................................       1,146,541
               University of California COP, Refunding, UCLA Center Chiller/Cogeneration Project,
 13,940,000     5.50%, 11/01/17.......................................................................      13,153,087
 14,880,000     5.60%, 11/01/20.......................................................................      14,079,456
               University of California Revenues,
  5,975,000     Multi Purpose Projects, Series 1994-D, MBIA Insured, 6.30%, 09/01/15 .................       6,207,129
  7,540,000     Multi Purpose Projects, Series 1994-D, MBIA Insured, 6.375%, 09/01/19 ................       7,866,784
 44,995,000     Multi Purpose Projects, Series 1994-D, MBIA Insured, 6.375%, 09/01/24 ................      46,806,949
 26,780,000     Research Facilities, Series B, 6.55%, 09/01/24........................................      27,455,659
 45,385,000     U.C. Davis Medical Center, AMBAC Insured, 5.75%, 07/01/20.............................      44,244,929
 10,500,000     U.C. Davis Medical Center, AMBAC Insured, 5.75%, 07/01/24.............................      10,217,340
               Upland COP, Refunding,
  4,935,000     5.50%, 01/01/07.......................................................................       4,868,723
 11,210,000     San Antonio Community Hospital, 5.70%, 01/01/11.......................................      10,866,414
  6,500,000    Upland Hospital Revenue, COP, San Antonio
                Community Hospital, Pre-Refunded, 7.80%, 01/01/18.....................................       6,994,975
  4,440,000    Upland Housing Authority Revenue, Series 1990, Issue A, 7.85%, 07/01/20 ...............       4,601,438
               Upland Public Financing Authority Revenue, Refunding, Loan Agency, Series B,
  2,500,000     8.10%, 12/01/08 ......................................................................       2,623,525
 10,645,000     8.25%, 12/01/15 ......................................................................      11,195,772
 12,695,000    Vacaville COP, 9.40%, 10/01/15 ........................................................      14,131,820
 75,880,000    Vacaville Public Financing Authority Revenue, Local Agency, 8.65%, 09/02/18 ...........      78,449,297
  5,400,000    Vacaville Public Financing Authority Revenue, Tax Allocation,
                Vacaville Redevelopment Project, Pre-Refunded,
                8.25%, 09/01/13 ......................................................................       5,603,418
               Vacaville Special Tax, Nut Tree, CFD No. 2, Series A,
  1,885,000     8.25%, 09/01/10 ......................................................................       1,950,108
  1,000,000     8.20%, 09/01/15 ......................................................................       1,032,340
               Val Verde School District, Special Tax, CFD No. 87-1,
  2,855,000     8.30%, 10/01/08 ......................................................................       1,998,500
  7,760,000     8.375%, 10/01/13 .....................................................................       5,432,000
               Val Verde USD, COP,
  7,315,000     Thomas Rivera Middle School, 6.50%, 06/01/22 .........................................       7,628,740
  2,785,000     Vista Verde Project, 6.95%, 06/01/21 .................................................       2,896,066
               Val Verde USD, COP, Solano County Fairgrounds Drive, AD No. 65, Phase 1,
$   255,000     7.90%, 09/02/99 ......................................................................       $ 263,407
    275,000     8.00%, 09/02/00 ......................................................................         284,644
    295,000     8.05%, 09/02/01 ......................................................................         305,281
    320,000     8.05%, 09/02/02 ......................................................................         331,021
    340,000     8.10%, 09/02/03 ......................................................................         351,635
    370,000     8.10%, 09/02/04 ......................................................................         382,506
    400,000     8.15%, 09/02/05 ......................................................................         413,432
    430,000     8.15%, 09/02/06 ......................................................................         444,259
    465,000     8.15%, 09/02/07 ......................................................................         480,224
    505,000     8.20%, 09/02/08 ......................................................................         521,423
    545,000     8.20%, 09/02/09 ......................................................................         562,614
    590,000     8.20%, 09/02/10 ......................................................................         609,069
    640,000     8.20%, 09/02/11 ......................................................................         660,550
  2,485,000    Vallejo RDA, Tax Allocation, Waterfront Redevelopment Project, 7.90%, 05/01/19 ........       2,525,158
               Vallejo Revenue, Series A,
  6,000,000     Golf Course Project, 7.90%, 06/01/17 .................................................       6,337,140
  6,500,000     Refunding, Water Improvement Project, FSA Insured, 5.875%, 05/01/26...................       6,432,530
               Vallejo USD, Special Tax Revenue, CFD No. 2,
  2,300,000     7.75%, 09/01/15 ......................................................................       2,354,671
  5,100,000     8.125%, 09/01/16 .....................................................................       5,328,633
  5,100,000    Victor Valley UHSD, COP, Pre-Refunded, 7.875%, 11/01/12 ...............................       5,735,205
               Victorville RDA, Tax Allocation, Bear Valley Road Redevelopment Project,
  1,200,000     Pre-Refunded, 7.50%, 11/01/06 ........................................................       1,357,344
  2,405,000     Refunding, Series A, FSA Insured, 6.125%, 09/01/19 ...................................       2,456,275
  3,245,000     Refunding, Series A, FSA Insured, 6.125%, 09/01/24....................................       3,314,183
  8,000,000    Victorville Special Tax, CFD No. 90-1, Series A, 8.30%, 09/01/16 ......................       5,990,000
 10,500,000    Vista Community Development Commission, Tax Allocation Revenue,
                Vista Redevelopment Project Area,
                MBIA Insured, 5.50%, 09/01/23.........................................................      10,008,180
               Vista Joint Powers Financing Authority Revenue, Series A,
  4,000,000     7.45%, 01/01/09 ......................................................................       4,162,240
  9,100,000     7.50%, 01/01/16 ......................................................................       9,495,031
  3,675,000     7.625%, 02/01/20 .....................................................................       3,876,170
    200,000    Walnut Improvement Agency, RMR, Series A, 10.25%, 05/01/17 ............................         203,390
               Walnut Improvement Agency, Tax Allocation, Walnut Improvement Project, Series A,
  1,665,000     8.00%, 09/01/18 ......................................................................       1,754,744
  9,135,000     Pre-Refunded, 8.00%, 09/01/18 ........................................................       9,806,331
  8,285,000    Walnut Public Financing Authority Revenue, Refunding,
                Tax Allocation, Improvement Project, MBIA Insured,
                6.50%, 09/01/22 ......................................................................       8,783,177
  5,000,000    Washington Township Hospital District Revenue, AMBAC Insured, 5.25%, 07/01/23..........       4,568,400
               Watsonville Hospital Revenue, Watsonville Community Hospital, Insured, Series A,
  3,990,000     6.30%, 07/01/15.......................................................................       4,095,496
  5,435,000     6.35%, 07/01/24.......................................................................       5,557,505
  1,745,000    Watsonville RDA, Tax Allocation, Watsonville Redevelopment Project, 6.30%, 08/01/06 ...       1,746,361
 23,665,000    West and Center Basin Financing Authority Revenue, AMBAC Insured, 6.125%, 08/01/22.....      24,258,282
  7,750,000    West Covina COP, Refunding, Civic Center Complex, 6.875%, 09/01/14 ....................       7,868,343
 23,000,000    West Covina RDA, Special Tax, CFD No. 1, Pre-Refunded, 7.80%, 09/01/22 ................      25,166,600
  9,255,000    West Hollywood COP, Capital Projects, Series A, 6.50%, 02/01/25........................       9,319,137
               West Sacramento 1915 Act, Raleys Landing AD,
    360,000     7.90%, 09/02/08 ......................................................................         371,412
    630,000     7.95%, 09/02/09 ......................................................................         650,097
    835,000     7.95%, 09/02/10 ......................................................................         861,119
    900,000     7.95%, 09/02/11 ......................................................................         928,152
    970,000     7.95%, 09/02/12 ......................................................................       1,000,342
  1,045,000     7.95%, 09/02/13 ......................................................................       1,077,688
 15,550,000    West Sacramento Financing Authority Revenue, MBIA Insured, 6.25%, 09/01/24 ............      16,165,314
  4,725,000    West Sacramento RDA, Tax Allocation, West Sacramento
                Redevelopment Project, MBIA Insured, 6.25%, 09/01/21 .................................       4,849,882
  6,455,000    Westminster RDA Revenue, Refunding, Tax Allocation,
                Commercial Redevelopment Project No. 1, Series A,
                7.30%, 08/01/21 ......................................................................       6,920,922
$ 5,095,000    Whittier Special Tax, CFD No. 89-1, 7.75%, 09/01/19 ...................................     $ 5,227,368
  4,000,000    William S. Hart Joint School Financing Authority, Special Tax Revenue,
                Refunding, Community Facilities,
                FSA Insured, 6.50%, 09/01/14 .........................................................       4,248,400
               William S. Hart Union High School District, Special Tax, CFD No. 87-1, Pre-Refunded,
  1,210,000     7.75%, 09/01/14 ......................................................................       1,324,067
  3,225,000     8.10%, 09/01/18 ......................................................................       3,464,069
  3,000,000    Wilsona USD, COP, Ameri-Cal Improvement Corp., Pre-Refunded, 8.50%, 06/01/07 ..........       3,111,330
 14,775,000    Yucaipa-Sweetwater School Facilities Financing Authority Revenue, Special Tax,
                Sweetwater Project, Pre-Refunded, 8.00%, 09/01/15 ....................................      15,989,948
               Total Bonds (Cost $12,581,803,443) ....................................................  13,005,164,319
               Zero Coupon/Step-up Bonds4.4%
  2,965,000    Auburn Union School District, COP, Land Acquisition Program,
                Series A, FSA Insured, zero coupon to 09/01/00,
                (original accretion rate 7.00%), 7.00% thereafter, 09/01/28 ..........................       2,472,276
               Baldwin Park RDA, Refunding, Tax Allocation, San Gabriel, Series A, ETM,
    540,000     (original accretion rate 7.50%), 02/01/99 ............................................         497,545
    550,000     (original accretion rate 7.60%), 02/01/00 ............................................         481,223
    560,000     (original accretion rate 7.70%), 02/01/01 ............................................         465,623
    565,000     (original accretion rate 7.75%), 02/01/02 ............................................         445,565
    570,000     (original accretion rate 7.80%), 02/01/03 ............................................         426,713
    575,000     (original accretion rate 7.85%), 02/01/04 ............................................         406,876
    585,000     (original accretion rate 7.90%), 02/01/05 ............................................         390,517
               Burton Elementary School District, COP, Loan Acquisition, Capital Appreciation, FSA Insured,
    830,000     Series A, zero coupon to 09/01/98, (original accretion rate 6.60%), 6.60% thereafter, 09/01/27 769,268
    665,000     Series B, zero coupon to 09/01/00, (original accretion rate 6.60%), 6.60% thereafter, 09/01/27 540,140
 13,970,000    California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A,
                (original accretion rate 7.15%), 10/01/11 ............................................       6,014,084
               California HFA Revenue,
    615,000     Capital Appreciation, Home Mortgage, Series 1985-A,
                (original accretion rate 10.989%), 08/01/16 ..........................................          77,772
 54,765,000     Capital Appreciation, Home Mortgage, Series 1990-A,
                (original accretion rate 7.90%), 08/01/23.............................................       7,283,744
 37,580,000     Home Mortgage, Series 1991-C, (original accretion rate 7.80%), 08/01/21 ..............       5,841,058
  1,690,000     Home Ownership Mortgage, Series 1985-A, zero coupon to 08/01/98,
                (original accretion rate 9.875%),
                9.875% thereafter, 08/01/17 ..........................................................       1,472,531
               California Public School District, Financing Authority Lease Revenue,
                Los Banos School, FSA Insured,
    455,000     Series A, zero coupon to 10/01/00, (original accretion rate 6.20%),
                6.20% thereafter, 10/01/23............................................................         361,911
 10,035,000     Series B, zero coupon to 10/01/00, (original accretion rate 6.20%),
                6.20% thereafter, 10/01/23............................................................       7,981,938
               California State GO,
  7,500,000     Principal Eagles II, Series 3, (original accretion rate 7.15%), 03/01/09 .............       3,875,700
 10,000,000     Principal Eagles II, Series 4, (original accretion rate 6.50%), 06/01/06 .............       6,242,600
  5,000,000     Principal Eagles II, Series 6, (original accretion rate 6.50%), 03/01/09 .............       2,607,850
  9,000,000     Principal M-Raes, Series 8, (original accretion rate 7.20%), 04/01/09 ................       4,629,420
               California Statewide CDA Revenue, COP, Refunding, Insured Hospital, Triad Health Care,
  6,450,000     (original accretion rate 7.00%), 08/01/09 ............................................       2,921,011
  6,745,000     (original accretion rate 7.00%), 08/01/10 ............................................       2,846,052
  3,115,000     (original accretion rate 7.00%), 08/01/11 ............................................       1,223,478
               Campbell Union School District, Series B, FGIC Insured,
  5,000,000     (original accretion rate 6.20%), 08/01/20.............................................       1,230,850
  6,280,000     (original accretion rate 6.20%), 08/01/21.............................................       1,455,766
 10,035,000    Center USD, COP, School Building Program, FSA Insured, zero coupon to 01/01/99,
                (original accretion rate
                6.00%), 6.00% thereafter, 01/01/24 ...................................................       9,068,630
               Chino USD, COP, Land Acquisition, FSA Insured,
  2,250,000     Series A, zero coupon to 09/01/99, (original accretion rate 6.60%),
                 6.60% thereafter, 09/01/14...........................................................       1,963,710
 11,855,000     Series A, zero coupon to 09/01/99,
                (original accretion rate 6.70%), 6.70% thereafter, 09/01/29...........................      10,281,485
  2,810,000     Series B, zero coupon to 09/01/02,
                (original accretion rate 6.60%), 6.60% thereafter, 09/01/14...........................       2,013,954
  8,485,000     Series B, zero coupon to 09/01/02, (original accretion rate 6.70%),
                 6.70% thereafter, 09/01/29...........................................................       6,049,381
  6,810,000    Contra Costa County COP, Merrithew Memorial Hospital,
                Pre-Refunded, (original accretion rate 7.05%), 11/01/15 ..............................       2,194,250
               Contra Costa County Home Mortgage Finance Authority, HMR, MBIA Insured, Pre-Refunded,
 10,770,000     (original accretion rate 7.05%), 09/01/17 ............................................       1,963,155
  5,890,000     (original accretion rate 7.05%), 09/01/17 ............................................       1,105,552
               Contra Costa County Home Mortgage Finance Authority, HMR, MBIA
                Insured, Pre-Refunded, (cont.)
$ 9,635,000     (original accretion rate 7.10%), 09/01/17 ............................................     $ 1,842,501
  8,615,000     (original accretion rate 7.10%), 09/01/17 ............................................       1,724,894
  8,095,000     (original accretion rate 7.10%), 09/01/17 ............................................       1,593,257
  7,700,000     (original accretion rate 7.10%), 09/01/17 ............................................       1,631,475
  7,135,000     (original accretion rate 7.10%), 09/01/17 ............................................       1,469,595
  6,275,000     (original accretion rate 7.10%), 09/01/17 ............................................       1,367,698
               Contra Costa School Financing Authority Revenue, Capital Appreciation,
  1,785,000     Antioch USD Community, Series B, (original accretion rate 7.30%), 09/01/07 ...........         943,372
  1,000,000     Vista USD, Series A, FSA Insured, Pre-Refunded, (original accretion rate 6.50%), 09/01/03      735,140
  3,820,000     Vista USD, Series A, FSA Insured, Pre-Refunded, (original accretion rate 7.00%), 09/01/17    1,066,581
  6,820,000    Desert Sands USD, COP, Capital Projects, FSA Insured,
               (original accretion rate 6.381%) 03/01/20..............................................       5,320,486
               Fairfield-Suisun USD, Special Tax, CFD No. 1,
    445,000     (original accretion rate 9.25%), 06/01/97 ............................................         440,812
  4,325,000     zero coupon to 12/01/97, (original accretion rate 10.50%), 10.50% thereafter, 12/01/23       4,294,120
               Foothill/Eastern Transportation Corridor Agency, California
                Toll Road Revenue, Senior Lien, Series A,
  8,000,000     (original accretion rate 6.55%), 01/01/12.............................................       5,196,640
  5,500,000     (original accretion rate 6.734%), 01/01/14............................................       3,598,320
 20,000,000     (original accretion rate 7.07%), 01/01/25.............................................       3,291,800
 23,000,000     (original accretion rate 7.00%), 01/01/26.............................................       3,547,290
 10,000,000     (original accretion rate 7.00%), 01/01/27.............................................       1,445,200
 18,000,000     (original accretion rate 6.98%), 01/01/29.............................................       2,284,020
  7,915,000    Kern County Housing Authority, RRMR, Series 1985-A,
                (original accretion rate 10.875%), 03/01/17...........................................        969,824
 26,750,000    Los Angeles Convention and Exhibition Center
                Authority, COP, Series 1985, ETM, (original accretion
                rate 6.85%), 12/01/05 ................................................................      17,076,130
               Los Angeles County Transportation Commission Sales Tax Revenue,
                Refunding, Capital Appreciation, Series A,
  4,895,000     MBIA Insured, (original accretion rate 7.30%), 07/01/04...............................       3,163,590
  4,895,000     (original accretion rate 7.25%), 07/01/03 ............................................       3,412,744
  2,625,000    Los Angeles HMR, Series 1986-A, GNMA Secured, (original accretion rate 8.50%), 08/25/16         522,348
  5,000,000    Los Banos USD, COP, Series B, MBIA Insured, (original accretion rate 6.50%), 08/01/16..       3,809,400
 38,500,000    Monterey Park CRDA, Tax Allocation Project No. 1, Pre-Refunded,
                (original accretion rate 8.20%), 05/01/14 ............................................      10,759,210
  7,680,000    Moreno Valley USD, COP, Land Acquisition, FSA Insured, Series F,
                zero coupon to 09/01/98, (original accretion
                rate 6.75%), 6.75% thereafter, 09/01/27...............................................       7,237,708
               Orange County COP, Juvenile Justice Center Project, Pre-Refunded,
  3,280,000     (original accretion rate 7.50%), 06/01/01 ............................................       2,695,273
  3,280,000     (original accretion rate 7.55%), 06/01/02 ............................................       2,500,343
  3,280,000     (original accretion rate 7.60%), 06/01/03 ............................................       2,317,253
  3,280,000     (original accretion rate 7.60%), 06/01/04 ............................................       2,150,695
  4,715,000     (original accretion rate 7.70%), 06/01/10 ............................................       1,955,262
  4,715,000     (original accretion rate 7.70%), 06/01/11 ............................................       1,813,011
  4,715,000     (original accretion rate 7.70%), 06/01/12 ............................................       1,681,085
               Paramount USD, COP, Land Acquisition, Series B, FSA Insured, zero coupon to 09/01/01,
  1,695,000     (original accretion rate 6.85%), 6.85% thereafter, 09/01/14...........................       1,308,132
  7,675,000     (original accretion rate 7.00%), 7.00%, thereafter, 09/01/29..........................       5,909,903
  4,090,000    Pasadena Special Tax, CFD No. 1, Civic Center West, (original accretion rate 7.70%), 12/01/17   944,340
 19,095,000    Perris SFMR, Series A, GNMA Secured, ETM, (original accretion rate 8.705%), 06/01/23...       3,816,517
    510,000    Placer Hills Union Elementary School District, COP, Series B,
                zero coupon to 03/01/00, (original accretion rate
                7.125%), 7.125% thereafter, 03/01/19 .................................................         434,417
  2,095,000    Placer Union High School District, COP, Series A, zero coupon to
                03/01/00, (original accretion rate 7.125%),
                7.125% thereafter, 03/01/19 ..........................................................       1,784,521
               Port of Oakland Revenue, MBIA Insured, Pre-Refunded,
 10,000,000     Series A, (original accretion rate 7.70%), 11/01/19 ..................................       1,912,200
 36,000,000     Series B, (original accretion rate 7.45%), 11/01/19 ..................................       7,268,040
  1,340,000    Porterville Union High School District, COP, Convertible,
                Capital Appreciation, Land Acquisition, Series A,
                FSA Insured, zero coupon to 09/01/97, (original accretion rate 6.60%),
                6.60% thereafter, 09/01/27 ...........................................................       1,335,992
               Rancho Water District Financing Authority Revenue, AMBAC Insured,
  1,250,000     (original accretion rate 6.80%), 08/15/08 ............................................         674,624
  1,250,000     (original accretion rate 6.80%), 08/15/09 ............................................         631,362

               Rancho Water District Financing Authority Revenue, AMBAC Insured, (cont.)
$ 8,605,000     (original accretion rate 6.90%), 08/15/16 ............................................     $ 2,738,541
 13,605,000     (original accretion rate 6.90%), 08/15/17 ............................................       4,081,227
 13,605,000     (original accretion rate 6.90%), 08/15/18 ............................................       3,846,950
               Rialto USD, COP, Land Acquisition, Capital Appreciation, FSA Insured,
  1,670,000     Series A, zero coupon to 09/01/98,
                 (original accretion rate 6.60%), 6.60% thereafter, 09/01/11..........................       1,536,048
  6,005,000     Series A, zero coupon to 09/01/98,
                 (original accretion rate 6.70%), 6.70% thereafter, 09/01/27..........................       5,506,944
  1,440,000     Series B, zero coupon to 09/01/00,
                 (original accretion rate 6.60%), 6.60% thereafter, 09/01/11..........................       1,161,532
  5,095,000     Series B, zero coupon to 09/01/00,
                 (original accretion rate 6.70%), 6.70% thereafter, 09/01/27..........................       4,089,451
  1,250,000    Riverside County Board of Education, COP, Financing Projects,
                Series A, (original accretion rate 6.75%), 11/01/05 ..................................         770,562
               Riverside County SFMR, GNMA Secured, ETM,
 20,220,000     Series 1987-A, (original accretion rate 8.50%), 09/01/14 .............................       7,126,538
 25,055,000     Series 1988-A, (original accretion rate 8.55%), 11/01/20 .............................       5,870,887
 26,160,000     Series 1988-B, (original accretion rate 8.75%), 06/01/23 .............................       5,268,623
  5,555,000    Riverside USD, COP, Series B, FSA Insured, zero coupon to 09/01/98,
                (original accretion rate 7.375%),
                7.375% thereafter, 09/01/26 ..........................................................       5,306,246
               Rocklin USD, Series A, FGIC Insured,
  3,660,000     (original accretion rate 7.10%), 09/01/08 ............................................       1,948,803
  4,100,000     (original accretion rate 7.10%), 09/01/09 ............................................       2,040,980
  4,595,000     (original accretion rate 7.10%), 09/01/10 ............................................       2,134,377
  5,145,000     (original accretion rate 7.10%), 09/01/11 ............................................       2,241,315
  5,760,000     (original accretion rate 7.10%), 09/01/12 ............................................       2,350,943
 33,960,000     (original accretion rate 7.10%), 09/01/16 ............................................      10,779,243
               Roseville City School District, Series A,
  3,115,000     (original accretion rate 6.50%), 08/01/11 ............................................       1,339,075
 30,770,000     (original accretion rate 6.60%), 08/01/17 ............................................       9,017,455
               Roseville Joint Union High School District, Series A,
  1,820,000     (original accretion rate 6.50%), 08/01/10 ............................................         846,135
  1,965,000     (original accretion rate 6.50%), 08/01/11 ............................................         844,713
 18,155,000     (original accretion rate 6.60%), 08/01/17 ............................................       5,320,503
               San Bernardino County COP, West Valley Detention Center Project, Pre-Refunded,
  3,270,000     (original accretion rate 7.30%), 11/01/00 ............................................       2,731,594
  3,270,000     (original accretion rate 7.35%), 11/01/01.............................................       2,538,925
  3,170,000     (original accretion rate 7.40%), 11/01/02.............................................       2,285,474
  3,250,000     (original accretion rate 7.45%), 11/01/03 ............................................       2,173,697
  3,135,000     (original accretion rate 7.50%), 11/01/04.............................................       1,943,230
               San Francisco City and County RDA Lease Revenue,
                George R. Moscone Center, Capital Appreciation,
 12,820,000     (original accretion rate 6.90%), 07/01/05 ............................................       8,169,930
 11,320,000     (original accretion rate 6.90%), 07/01/06 ............................................       6,769,246
  4,570,000     (original accretion rate 6.95%), 07/01/07 ............................................       2,559,336
  7,785,000     (original accretion rate 6.95%), 07/01/08 ............................................       4,075,213
 16,300,000     Pre-Refunded, (original accretion rate 8.50%), 07/01/16 ..............................       4,252,670
 16,300,000     Pre-Refunded, (original accretion rate 8.50%), 07/01/17 ..............................       3,913,141
 16,300,000     Pre-Refunded, (original accretion rate 8.50%), 07/01/18 ..............................       3,600,506
 46,000,000     zero coupon to 07/01/02, (original accretion rate 8.50%), 8.50% thereafter, 07/01/14 .      36,523,540
  6,540,000    San Francisco City and County SFMR, Series 1985, (original accretion rate 10.375%), 10/01/18    743,597
  2,250,000    San Gabriel USD, COP, Facilities Development Program,
                Series B, FSA Insured, (original accretion rate
                7.15%), 09/01/29......................................................................       1,582,852
               San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
  5,700,000     (original accretion rate 6.95%), 01/01/25.............................................         938,162
 33,545,000     (original accretion rate 7.75%), 01/01/28 ............................................       4,542,663
 37,050,000     (original accretion rate 7.75%), 01/01/29 ............................................       4,701,274
 21,585,000     zero coupon to 01/01/02, (original accretion rate 7.50%), 7.50% thereafter, 01/01/09 .      17,758,411
 10,745,000     zero coupon to 01/01/02, (original accretion rate 7.55%), 7.55% thereafter, 01/01/10..       8,850,226
 25,935,000     zero coupon to 01/01/02, (original accretion rate 7.60%), 7.60% thereafter, 01/01/11..      21,308,973
 25,215,000     zero coupon to 01/01/02, (original accretion rate 7.65%), 7.65% thereafter, 01/01/12..      20,666,717
 27,350,000     zero coupon to 01/01/02, (original accretion rate 7.65%), 7.65% thereafter, 01/01/13..      22,416,606
  7,470,000     zero coupon to 01/01/02, (original accretion rate 7.70%), 7.70% thereafter, 01/01/14..       6,140,041
 60,155,000     zero coupon to 01/01/02, (original accretion rate 7.70%), 7.70% thereafter, 01/01/15..      49,182,727
$   100,000    Santa Ana HMR, Series 1985-A, FGIC Insured, zero coupon to 06/01/98,
                (original accretion rate 9.50%),
                9.50% thereafter, 06/01/12 ...........................................................        $ 89,391
 26,375,000    Santa Cruz County Housing Authority, MFHR, Dominican Oaks, Series 1987, GNMA Secured,
                (original accretion rate 9.00%), 06/20/29 ............................................       1,597,797
  1,910,000    Simi Valley SFRMR, Series 1990-A, (original accretion rate 8.00%), 09/01/25 ...........         211,361
               Southern California Public Power Authority Revenue, Refunding, Series A, AMBAC Insured,
 12,000,000     (original accretion rate 7.25%), 07/01/11 ............................................       5,351,640
 16,890,000     (original accretion rate 7.25%), 07/01/12 ............................................       6,960,876
 16,000,000     (original accretion rate 7.25%), 07/01/13.............................................       6,172,640
103,885,000    Stockton East Water District, COP, Refunding, Series 1990-A, AMBAC Insured,
                (original accretion rate 7.00%), 04/01/16 ............................................      30,316,760
                                                                                                         -------------
               Total Zero Coupon/Step-up Bonds (Cost $534,812,257) ...................................     604,715,060
                                                                                                         -------------
               Total Long Term Investments (Cost $13,116,615,700) ....................................  13,609,879,379
                                                                                                         -------------
               Short Term Investments0.6%
  2,500,000    dCalifornia Health Facilities Financing Authority Revenue,
                Sutter Health, Series A, Daily VRDN and Put,
                3.70%, 03/01/20.......................................................................       2,500,000
  5,000,000    California School Cash Reserve Program Authority, Series A, 4.75%, 07/02/97............       5,010,600
  2,000,000    dCalifornia Statewide CDA Revenue, COP, Sutter Health Obligation
                Group, Daily VRDN and Put, 3.70%, 07/01/15............................................       2,000,000
 12,500,000    dIrvine Ranch Water District COP, Capital Improvement Project,
                Daily VRDN and Put, 3.80%, 08/01/16...................................................      12,500,000
               dIrvine Ranch Water District, Daily VRDN and Put,
  8,000,000     Consolidated District Nos. 102, 103, 105 and 106, 3.70%, 09/01/06.....................       8,000,000
 10,900,000     Consolidated District Nos. 105, 140, 240 and 250, 3.70%, 04/01/33.....................      10,900,000
 10,000,000     DATES, Consolidated Bonds, Series B, 3.70%, 10/01/05..................................      10,000,000
  2,850,000     ID No. 182, Series A, 3.55%, 11/15/13.................................................       2,850,000
  7,100,000     Refunding, Consolidated Bonds, Series A, 3.55%, 05/01/09..............................       7,100,000
  3,600,000     Refunding, DATES, Consolidated Bonds, Series B, 3.55%, 10/01/04.......................       3,600,000
 15,900,000    dLos Angeles County Metropolitan Transportation Authority, Sales
                Tax Revenue, Refunding, Proposition C,
                Second Series, Series A, MBIA Insured, Weekly VRDN and Put, 3.20%, 07/01/20 ..........      15,900,000
                                                                                                         -------------
               Total Short Term Investments (Cost $80,360,919) .......................................      80,360,600
                                                                                                         -------------
               Total Investments (Cost $13,196,976,619)99.4%  ........................................  13,690,239,979
               Other Assets and Liabilities, Net0.6% .................................................      81,811,520
                                                                                                         -------------
               Net Assets100.0% ...................................................................... $13,772,051,499
                                                                                                         =============

               At March 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes
                of $13,197,218,121 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an excess of value
                over tax cost ........................................................................   $ 557,910,457
               Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost
                over value ...........................................................................     (64,888,599)
                                                                                                         -------------
               Net unrealized appreciation ...........................................................   $ 493,021,858
                                                                                                         =============


PORTFOLIO ABBREVIATIONS:
1915 Act -Improvement Bond Act of 1915
ABAG     -The Association of Bay Area Governments
AD       -Assessment District
AMBAC    -American Municipal Bond Assurance Corp.
BART     -Bay Area Rapid Transit
CDA      -Community Development Agency/Authority
CFD      -Community Facilities District
CHFCLP   -California Health Facilities Construction Loan Program
COP      -Certificate of Participation
CRDA     -Community Redevelopment Agency/Authority
CSAC     -County Supervisors Association of California
DATES    -Demand Adjustable Tax-Exempt Securities
ETM      -Escrow to Maturity
FGIC     -Financial Guaranty Insurance Corp.
FHA      -Federal Housing Agency/Authority
FSA      -Financial Security Assistance
GNMA     -Government National Mortgage Association
GO       -General Obligation
HFA      -Housing Finance Agency/Authority
HFR      -Housing Financial Revenue
HMR      -Home Mortgage Revenue
ID       -Improvement District
IDBI     -Industrial Development Bond Insurance
IDR      -Industrial Development Revenue
MBIA     -Municipal Bond Investors Assurance Corp.
MBS      -Mortgage-Backed Securities
MFHR     -Multi-Family Housing Revenue
MFR      -Multi-Family Revenue
MUD      -Municipal Utility District
PBA      -Public Building Authority
PCFA     -Pollution Control Financing Authority
PCR      -Pollution Control Revenue
PUD      -Public Utility District
RDA      -Redevelopment Agency
RMR      -Residential Mortgage Revenue
RRMR     -Residential Rental Mortgage Revenue
SF       -Single Family
SFHMR    -Single Family Home Mortgage Revenue
SFM      -Singe Family Mortgage
SFMR     -Single Family Mortgage Revenue
SFRMR    -Single Family Residential Mortgage Revenue
UHSD     -Unified High School District
USD      -Unified School District

aNon-income producing.
bSee Note 6 regarding defaulted securities.
cSee Note 1(f) regarding securities purchased on a when-issued basis.
dVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury Bills rate).

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS
Franklin California Tax-Free Income Fund, Inc.

Statement of Assets and Liabilities
March 31, 1997

Assets:
 Investments in securities, at value (identified cost $13,196,976,619)...............................  $13,690,239,979
 Cash................................................................................................        6,638,548
 Receivables:
Interest.............................................................................................      211,476,387
Investment securities sold...........................................................................       49,552,512
Capital shares sold..................................................................................       13,372,817
                                                                                                         -------------
Total assets.........................................................................................   13,971,280,243
                                                                                                         -------------
Liabilities:
 Payables:
Investment securities purchased:
 Regular Delivery....................................................................................       26,789,766
 When-issued basis (Note 1)..........................................................................      159,227,173
Capital shares repurchased...........................................................................        5,793,300
Management fees......................................................................................        5,130,401
Distribution fees....................................................................................        1,620,000
Shareholder servicing costs..........................................................................          290,000
 Accrued expenses and other liabilities..............................................................          378,104
                                                                                                         -------------
Total liabilities....................................................................................      199,228,744
                                                                                                         -------------
Net assets, at value ................................................................................  $13,772,051,499
                                                                                                         =============

Net assets consist of:
 Undistributed net investment income.................................................................     $ 19,264,116
 Net unrealized appreciation on investments..........................................................      493,263,360
 Accumulated net realized loss.......................................................................      (11,970,901)
 Class I capital shares..............................................................................   13,131,486,548
 Class II capital shares.............................................................................      140,008,376
                                                                                                         -------------
Net assets, at value ................................................................................  $13,772,051,499
                                                                                                         =============

Class I shares:
 Net assets, at value ...............................................................................  $13,633,542,450
                                                                                                         =============

 Shares outstanding..................................................................................    1,922,182,969
                                                                                                         =============
 Net asset value per share*..........................................................................            $7.09
                                                                                                         =============
 Maximum offering price per share (100/95.75 of net asset value per share)...........................            $7.40
                                                                                                         =============

Class II shares:
 Net assets, at value ...............................................................................    $ 138,509,049
                                                                                                         =============
 Shares outstanding..................................................................................       19,541,671
                                                                                                         =============

 Net asset value per share*..........................................................................            $7.09
                                                                                                         =============

 Maximum offering price per share (100/99 of net asset value per share)..............................           $7.16
                                                                                                         =============



*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS continued
Franklin California Tax-Free Income Fund, Inc.

Statement of Operations
for the year ended March 31, 1997

Investment income:
 Interest..............................................................................................   $900,981,584
                                                                                                         -------------
Expenses:
 Management fees (Note 5).................................................................  $60,994,984
 Distribution fees - Class I (Note 5).....................................................    9,108,343
 Distribution fees - Class II (Note 5)....................................................      571,130
 Shareholder servicing costs (Note 5).....................................................    2,565,546
 Reports to shareholders..................................................................    1,808,684
 Professional fees........................................................................      292,320
 Custodian fees...........................................................................      128,990
 Directors' fees and expenses.............................................................       96,991
 Registration and filing fees.............................................................       70,499
 Other....................................................................................      420,589
                                                                                          -------------
Total expenses.........................................................................................     76,058,076
                                                                                                         -------------
 Net investment income.................................................................................    824,923,508
                                                                                                         -------------
Realized and unrealized loss on investments:
 Net realized loss.....................................................................................    (11,759,936)
 Net unrealized depreciation ..........................................................................    (67,071,715)
                                                                                                         -------------
Net realized and unrealized loss on investments........................................................    (78,831,651)
                                                                                                         -------------
Net increase in net assets resulting from operations...................................................   $746,091,857
                                                                                                         =============




The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS continued
Franklin California Tax-Free Income Fund, Inc.

Statements of Changes in Net Assets
for the years ended March 31, 1997 and 1996

                                                                                           1997              1996
                                                                                       -------------     -------------
Increase (decrease) in net assets:
 Operations:
Net investment income.............................................................     $ 824,923,508     $ 813,551,016
Net realized gain (loss) from security transactions...............................       (11,759,936)      103,262,760
Net unrealized appreciation (depreciation) on investments ........................       (67,071,715)       24,322,955
                                                                                       -------------     -------------
Net increase in net assets resulting from operations..............................       746,091,857       941,136,731
Distributions to shareholders from:
 Undistributed net investment income (Note 7):
Class I...........................................................................      (821,420,713)     (813,322,623)
Class II..........................................................................        (4,813,000)         (931,950)
 Undistributed net realized capital gains:
Class I...........................................................................       (89,640,774)               --
Class II..........................................................................          (426,581)               --
Increase in net assets from capital share transactions (Note 2)...................       581,909,618       310,430,864
                                                                                       -------------     -------------
Net increase in net assets........................................................       411,700,407       437,313,022
Net assets:
 Beginning of year................................................................    13,360,351,092    12,923,038,070
                                                                                       -------------     -------------
 End of year .....................................................................   $13,772,051,499   $13,360,351,092
                                                                                       =============     =============
Undistributed net investment income included in net assets:
 Beginning of year................................................................      $ 20,574,321      $ 21,277,878
                                                                                       =============     =============
 End of year......................................................................      $ 19,264,116      $ 20,574,321
                                                                                       =============     =============


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
Franklin California Tax-Free Income Fund, Inc.




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund, Inc. (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Fund seeks to provide tax-free income.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Fund has purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average to maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the first day on which the put may be exercisable.

c. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve the Fund from income and excise taxes.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of defaulted securities - see Note 6. Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

f. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.





2.  CAPITAL STOCK

At March 31, 1997, there were 5,000,000,000 Class I shares and 5,000,000,000
Class II shares of $.01 par value capital stock authorized. Transactions in the Fund's shares were as follows:



                                                                               Year Ended March 31
                                                              ----------------------------------------------------
                                                                     1997                             1996*
                                                           -------------------------       --------------------------
                                                           Shares           Amount          Shares           Amount
                                                         -----------     ------------     ----------      ------------
Class I Shares:
Shares sold...........................................   235,692,887   $1,680,292,311     201,620,716   $1,453,142,737
Shares issued in reinvestment of distributions........    51,732,327      367,601,933      42,780,749      307,634,947
Shares redeemed.......................................  (218,672,841)  (1,557,929,912)   (207,875,226)  (1,498,417,284)
                                                         -----------     ------------     ----------      ------------
Net increase..........................................    68,752,373    $ 489,964,332      36,526,239    $ 262,360,400
                                                         ===========     ============     ==========      ============
Class II Shares:
Shares sold...........................................    14,504,915    $ 103,391,150       6,721,771     $ 48,645,910
Shares issued in reinvestment of distributions........       493,520        3,511,018          81,783          593,535
Shares redeemed.......................................    (2,099,714)     (14,956,882)       (160,604)      (1,168,981)
                                                         -----------     ------------     ----------      ------------
Net increase..........................................    12,898,721     $ 91,945,286       6,642,950     $ 48,070,464
                                                         ===========     ============     ==========      ============

*For the period May 1, 1995 to March 31, 1996 for Class II shares.

3. CAPITAL LOSS CARRYOVERS

At March 31, 1997, for tax purposes, the Fund had an accumulated net realized loss of $11,729,399, expiring in 2005.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at March 31, 1997 by $241,502.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended March 31, 1997 aggregated $2,095,603,851 and $1,593,372,551, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the net assets of the Fund on the last day of the month as follows:

 Annualized Fee Rate  Month End Net Assets
    -------------     -------------------------------------
       0.625%         First $100 million
       0.50%          Over $100 million, up to and including $250 million
       0.45%          Over $250 million, up to and including $10 billion
       0.44%          Over $10 billion, up to and including $12.5 billion
       0.42%          Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund

b. Shareholder Services Agreement

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the year ended March 31, 1997 aggregated $2,565,546, of which $2,431,125 was paid to Investor Services.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors Inc. (Distributors) in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Fund under the Plans aggregated $9,679,473 for the year ended March 31, 1997.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors, including any applicable contingent deferred sales charges (CDSC) and the amounts paid to other dealers for the year ended March 31, 1997 amounted to $32,844,082 and $33,141,728, respectively. Distributors received CDSC relating to transactions in the Fund of $95,263.

d. Other Affiliates and Related Party Transactions

During the year ended March 31, 1997, legal fees and expenses of $32,404 were incurred to a law firm in which Brian E. Lorenz, Secretary of the Fund, is a partner.

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, FT Services and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK AND DEFAULTED SECURITIES

Although the Fund has a diversified portfolio, 99.4% of its investments are in the securities of issuers in California. Such concentration may subject the Fund to economic changes occurring within that state.

In addition, 1.25% of its portfolio is invested in lower rated and comparable quality unrated securities. At March 31, 1997, the Fund held a defaulted security with a value of $3,993,750, representing .03% of the Fund's net assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period are as follows:


                                                                            Year Ended March 31,
                                                          --------------------------------------------------------
                                                         1997          1996         1995          1994          1993
                                                       ---------     ---------    ---------     ---------     ---------
Class I Shares
Per Share Operating Performance
Net asset value at beginning of period ...........      $7.18         $7.11        $7.12          $7.36        $7.07
                                                       ---------     ---------    ---------     ---------     ---------
Net investment income ............................        .43           .44          .45            .46          .48
Net realized and unrealized gain (loss) on securities    (.037)         .074        (.016)         (.226)        .288
                                                       ---------     ---------    ---------     ---------     ---------
Total from investment operations .................        .393          .514         .434           .234         .768
                                                       ---------     ---------    ---------     ---------     ---------
Less distributions from:
 Net investment income ...........................       (.435)        (.444)       (.444)         (.456)       (.478)
 Capital gains ...................................       (.048)          --           --           (.018)         --
                                                       ---------     ---------    ---------     ---------     ---------
Total distributions ..............................       (.483)        (.444)       (.444)         (.474)       (.478)
                                                       ---------     ---------    ---------     ---------     ---------
Net asset value at end of period .................      $7.09         $7.18        $7.11          $7.12        $7.36
                                                       =========     =========    =========     =========     =========

TOTAL RETURN**....................................       5.67%         7.40%        6.37%          2.88%       10.95%

Ratios/Supplemental Data
Net assets at end of period (in 000's) ...........   $13,633,542   $13,312,666   $12,923,031  $13,345,420   $13,541,443
Ratio of expenses to average net assets ..........       0.56%         0.55%        0.55%          0.49%        0.49%
Ratio of net investment income to average net assets     6.07%         6.14%        6.36%          6.19%        6.61%
Portfolio turnover rate ..........................      11.96%        19.24%       14.07%         18.12%       15.63%

                                                                                              Year Ended  May 1, 1995 to
                                                                                            March 31, 1997March 31, 1996
                                                                                              ----------    ----------
Class II Shares
Per Share Operating Performance
Net asset value at beginning of period....................................................      $7.18         $7.09
                                                                                              ----------    ----------
Net investment income.....................................................................        .39           .38
Net realized and unrealized gain (loss) on securities.....................................       (.038)         .082
                                                                                              ----------    ----------
Total from investment operations..........................................................        .352          .462
                                                                                              ----------    ----------
Less distributions from:
 Net investment income....................................................................       (.394)        (.372)
 Capital gains............................................................................       (.048)          --
                                                                                              ----------    ----------
Total distributions.......................................................................       (.442)        (.372)
                                                                                              ----------    ----------
Net asset value at end of period..........................................................      $7.09         $7.18
                                                                                              ==========    ==========

TOTAL RETURN**............................................................................       5.06%         6.62%

Ratios/Supplemental Data
Net assets at end of period (in 000's) ...................................................     $138,509       $47,685
Ratio of expenses to average net assets ..................................................       1.14%         1.14%*
Ratio of net investment income to average net assets .....................................       5.47%         5.55%*
Portfolio turnover rate...................................................................      11.96%        19.24%

*Annualized.
**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.

During the fiscal year, the Fund paid distributions from undistributed net investment income in the amounts shown in the Statement of Changes in Net Assets. The Fund hereby designates the total amount of these distributions as exempt-interest dividends under Section 852 (b)(5) of the Internal Revenue Code.

REPORT OF INDEPENDENT AUDITORS
Franklin California Tax-Free Income Fund, Inc.



To the Shareholders and Board of Directors of the Franklin California Tax-Free Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Franklin California Tax-Free Income Fund, Inc., including the Fund's statement of investments in securities and net assets, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                 COOPERS & LYBRAND L.L.P.

San Francisco, California
May 2, 1997















Franklin California Tax-Free Trust Annual Report March 31, 1997.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a)OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line graph demonstrates the monthly California non-farm employment growth from 1990 - 1997.


----------------------
       JAN 90                             0.021997
        FEB 90                            0.022814
        MAR 90                            0.023389
        APR 90                            0.023795
        MAY 90                            0.025637
       JUNE 90                            0.024865
       JULY 90                            0.026101
        AUG 90                            0.026923
        SEP 90                            0.020616
        OCT 90                            0.017393
        NOV 90                            0.013238
        DEC 90                            0.009955
        JAN 91                            0.002667
        FEB 91                           -0.002081
        MAR 91                           -0.005886
        APR 91                           -0.007529
        MAY 91                           -0.011032
       JUNE 91                           -0.013252
       JULY 91                           -0.015175
        AUG 91                           -0.014262
        SEP 91                           -0.014736
        OCT 91                           -0.015682
        NOV 91                           -0.017732
        DEC 91                           -0.019898
        JAN 92                           -0.019224
        FEB 92                           -0.020210
        MAR 92                           -0.015342
        APR 92                           -0.014687
        MAY 92                           -0.015025
        JUN 92                           -0.015631
        JUL 92                           -0.014372
        AUG 92                           -0.017796
        SEP 92                           -0.018905
        OCT 92                           -0.017027
        NOV 92                           -0.015693
        DEC 92                           -0.015449
        JAN 93                           -0.009284
        FEB 93                           -0.008571
        MAR 93                           -0.013812
        APR 93                           -0.015316
        MAY 93                           -0.014155
        JUN 93                           -0.011219
        JUL 93                           -0.009924
        AUG 93                           -0.006677
        SEP 93                           -0.004966
        OCT 93                           -0.006176
        NOV 93                           -0.006034
        DEC 93                           -0.000323
        JAN 94                           -0.003755
        FEB 94                            0.001194
        MAR 94                            0.006637
        APR 94                            0.008259
        MAY 94                            0.008909
        JUN 94                            0.009592
        JUL 94                            0.008364
        AUG 94                            0.010415
        SEP 94                            0.013469
        OCT 94                            0.014497
        NOV 94                            0.017587
        DEC 94                            0.018182
        JAN 95                            0.017418
        FEB 95                            0.020681
        MAR 95                            0.018377
        APR 95                            0.019502
        MAY 95                            0.021834
        JUN 95                            0.023308
        JUL 95                            0.019592
        AUG 95                            0.023275
        SEP 95                            0.024958
        OCT 95                            0.023060
        NOV 95                            0.024621
        DEC 95                            0.022725
        JAN 96                            0.027442
        FEB 96                            0.025006
        MAR 96                            0.025898
        APR 96                            0.026403
        MAY 96                            0.028129
        JUN 96                            0.026471
        JUL 96                            0.032451
        AUG 96                            0.029391
        SEP 96                            0.026461
        OCT 96                            0.031633
        NOV 96                            0.031287
        DEC 96                            0.030187
        JAN 97                            0.029306
        FEB 97                            0.029041
        MAR 97                            0.030410

GRAPHIC MATERIAL (2)

This chart shows in pie format the fund's credit quality breakdown on 3/31/97, based on total long-term investments.

Quality Breakdown on March 31, 1997

AAA                                         44.7%
AA                                          10.0%
A                                           23.8%
BBB                                         20.1%
Below Investment Grade                       1.4%

GRAPHIC MATERIAL (3)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.84% and the taxable equivalent rate of 10.66%.

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the fund's Class I shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 4/1/87 to 3/31/97.

            Period Ending              Fund             Index    Index


                 4/1/87               9581          10,000         10,000
                4/30/87               9127           9,498         10,054
                5/31/87               9028           9,451         10,089
                6/30/87               9128           9,728         10,125
                7/31/87               9188           9,828         10,151
                8/31/87               9236           9,849         10,205
                9/30/87               8900           9,486         10,258
               10/31/87               8768           9,519         10,284
               11/30/87               9075           9,767         10,294
               12/31/87               9231           9,909         10,294
                1/31/88               9556          10,262         10,320
                2/29/88               9715          10,371         10,347
                3/31/88               9521          10,250         10,392
                4/30/88               9582          10,328         10,446
                5/31/88               9601          10,298         10,481
                6/30/88               9720          10,449         10,526
                7/31/88               9797          10,517         10,571
                8/31/88               9903          10,526         10,615
                9/30/88              10054          10,716         10,686
               10/31/88              10251          10,905         10,721
               11/30/88              10196          10,805         10,730
               12/31/88              10335          10,915         10,748
                1/31/89              10475          11,141         10,802
                2/28/89              10404          11,014         10,846
                3/31/89              10378          10,987         10,909
                4/30/89              10582          11,248         10,980
                5/31/89              10787          11,482         11,043
                6/30/89              10947          11,638         11,069
                7/31/89              11014          11,796         11,096
                8/31/89              10971          11,681         11,113
                9/30/89              10913          11,646         11,149
               10/31/89              11013          11,788         11,202
               11/30/89              11146          11,994         11,229
               12/31/89              11231          12,092         11,247
                1/31/90              11171          12,035         11,363
                2/28/90              11339          12,143         11,417
                3/31/90              11328          12,146         11,479
                4/30/90              11316          12,059         11,498
                5/31/90              11587          12,322         11,524
                6/30/90              11657          12,430         11,586
                7/31/90              11829          12,614         11,630
                8/31/90              11613          12,431         11,737
                9/30/90              11616          12,439         11,836
               10/31/90              11705          12,664         11,907
               11/30/90              11932          12,918         11,933
               12/31/90              11970          12,975         11,933
                1/31/91              12131          13,149         12,005
                2/28/91              12187          13,263         12,023
                3/31/91              12243          13,269         12,041
                4/30/91              12389          13,447         12,059
                5/31/91              12500          13,566         12,095
                6/30/91              12502          13,553         12,130
                7/31/91              12685          13,718         12,148
                8/31/91              12778          13,899         12,184
                9/30/91              12963          14,080         12,237
               10/31/91              13038          14,206         12,256
               11/30/91              13095          14,246         12,291
               12/31/91              13284          14,553         12,300
                1/31/92              13304          14,586         12,318
                2/29/92              13306          14,590         12,363
                3/31/92              13422          14,596         12,426
                4/30/92              13500          14,726         12,443
                5/31/92              13713          14,900         12,460
                6/30/92              13869          15,150         12,505
                7/31/92              14259          15,605         12,532
                8/31/92              14066          15,452         12,567
                9/30/92              14103          15,552         12,602
               10/31/92              13883          15,400         12,646
               11/30/92              14298          15,675         12,664
               12/31/92              14515          15,835         12,655
                1/31/93              14674          16,019         12,717
                2/28/93              15035          16,599         12,761
                3/31/93              14931          16,423         12,806
                4/30/93              15031          16,589         12,842
                5/31/93              15090          16,682         12,860
                6/30/93              15340          16,960         12,878
                7/31/93              15317          16,982         12,878
                8/31/93              15669          17,336         12,914
                9/30/93              15814          17,533         12,941
               10/31/93              15849          17,567         12,994
               11/30/93              15738          17,412         13,003
               12/31/93              15893          17,779         13,003
                1/31/94              16058          17,982         13,038
                2/28/94              15815          17,516         13,083
                3/31/94              15398          16,803         13,127
                4/30/94              15458          16,946         13,145
                5/31/94              15582          17,094         13,155
                6/30/94              15531          16,989         13,199
                7/31/94              15745          17,300         13,235
                8/31/94              15827          17,361         13,288
                9/30/94              15709          17,106         13,324
               10/31/94              15523          16,801         13,333
               11/30/94              15314          16,497         13,350
               12/31/94              15443          16,860         13,350
                1/31/95              15824          17,342         13,404
                2/28/95              16229          17,847         13,457
                3/31/95              16383          18,052         13,502
                4/30/95              16422          18,074         13,546
                5/31/95              16811          18,650         13,573
                6/30/95              16711          18,488         13,601
                7/31/95              16821          18,664         13,601
                8/31/95              16980          18,901         13,636
                9/30/95              17091          19,020         13,663
               10/31/95              17323          19,296         13,708
               11/30/95              17580          19,616         13,699
               12/31/95              17766          19,804         13,689
                1/31/96              17855          19,955         13,770
                2/29/96              17775          19,819         13,814
                3/31/96              17596          19,565         13,886
                4/30/96              17564          19,511         13,940
                5/31/96              17606          19,503         13,966
                6/30/96              17794          19,715         13,975
                7/31/96              17910          19,895         14,001
                8/31/96              17950          19,891         14,028
                9/30/96              18194          20,169         14,073
               10/31/96              18363          20,397         14,118
               11/30/96              18635          20,770         14,145
               12/31/96              18599          20,683         14,145
                1/31/97              18615          20,722         14,190
                2/28/97              18787          20,913         14,234
                3/31/97              18593          20,635         14,270

Total Return                        85.93%         106.35%         42.70%


GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 5.48% and the taxable equivalent rate of 10.00%.

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's Class II shares to the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 3/31/97.

         Period Ending              Fund                Index           Index

          5/1/95                    9902                10,000          10,000
         5/31/95                   10140                10,319          10,020
         6/30/95                   10060                10,229          10,040
         7/31/95                   10121                10,326          10,040
         8/31/95                   10211                10,458          10,066
         9/30/95                   10286                10,523          10,086
        10/31/95                   10406                10,676          10,120
        11/30/95                   10569                10,853          10,112
        12/31/95                   10675                10,957          10,105
         1/31/96                   10723                11,041          10,165
         2/29/96                   10668                10,966          10,198
         3/31/96                   10562                10,825          10,251
         4/30/96                   10537                10,795          10,291
         5/31/96                   10542                10,791          10,310
         6/30/96                   10649                10,908          10,316
         7/31/96                   10728                11,008          10,336
         8/31/96                   10747                11,005          10,356
         9/30/96                   10873                11,159          10,389
        10/31/96                   10984                11,286          10,422
        11/30/96                   11127                11,492          10,442
        12/31/96                   11100                11,444          10,442
         1/31/97                   11104                11,466          10,475
         2/28/97                   11202                11,571          10,508
         3/31/97                   11096                11,417          10,534

Total Return                      10.96%                14.17%           5.34%